                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

[X]  Preliminary Proxy Statement            [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                      CRESCENT REAL ESTATE EQUITIES COMPANY
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

    [ ] Fee paid previously with preliminary materials.

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                      CRESCENT REAL ESTATE EQUITIES COMPANY

                           777 Main Street, Suite 2100
                             Fort Worth, Texas 76102

                                 ---------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To be held June 25, 2001

    The Annual Meeting of Shareholders (the "Meeting") of Crescent Real Estate Equities Company, a Texas real estate investment trust (the "Company"), will be held at The Four Seasons Hotel, 1300 Lamar Street, Houston, Texas, on June 25, 2001, at 10:00 a.m., Central Daylight Savings Time, for the following purposes:

     1. To elect one trust manager of the Company to serve a three-year term, or until his respective successor is elected and qualifies.

     2. To approve the proposal to adopt the Third Amended and Restated 1995 Stock Incentive Plan to update such plan, through amendments reflecting recent changes in the laws and regulations applicable to the current plan.

     3. To approve the proposal to adopt the Employee Stock Purchase Plan, which will permit the Company to grant to officers and other employees of the Company rights to purchase common shares at a discount.

     4. To approve the amendment of the Restated Declaration of Trust of the Company to allow the Board of Trust Managers to increase the limit on the percentage of the issued and outstanding common shares that Richard E. Rainwater, Chairman of the Board of Trust Managers of the Company, and related persons may own, or be deemed to own, to 9.5%.

     5. To approve the appointment of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending December 31, 2001.

     6. To transact such other business as may properly come before the Meeting or any adjournment thereof, including consideration of the shareholder proposal relating to Board consideration of declassification of the Board of Trust Managers, if such proposal is properly presented at the Meeting.

The foregoing items of business are more fully described in the Proxy Statement, which is attached and made a part of this Notice.

    The Board of Trust Managers has fixed the close of business on April 26, 2001, as the record date for determining the shareholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof.

    Shareholders are cordially invited to attend the Meeting in person.


    WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS

POSSIBLE IN THE POSTAGE-PREPAID ENVELOPE PROVIDED TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU SEND IN YOUR PROXY CARD OR VOTE BY INTERNET AND THEN DECIDE TO ATTEND THE MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT. ALTERNATIVELY, YOU MAY VOTE BY INTERNET. INSTRUCTIONS REGARDING INTERNET VOTING ARE INCLUDED ON THE ENCLOSED PROXY CARD.



                                        By Order of the Board of Trust Managers,



May 1, 2001                             David M. Dean
Fort Worth, Texas                       Secretary

                      CRESCENT REAL ESTATE EQUITIES COMPANY


                           777 Main Street, Suite 2100
                             Fort Worth, Texas 76102

                                 ---------------

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held On June 25, 2001


    This Proxy Statement is furnished to shareholders of Crescent Real Estate Equities Company, a Texas real estate investment trust (the "Company"), in connection with the solicitation of proxies by the board of trust managers (the "Board of Trust Managers" or the "Board") on behalf of the Company for use at the 2001 Annual Meeting of Shareholders of the Company (the "Meeting") to be held at the Four Seasons Hotel, 1300 Lamar Street, Houston, Texas, on Monday, June 25, 2001, at 10:00 a.m., Central Daylight Savings Time, for the purposes set forth in the Notice of Annual Meeting. This Proxy Statement and the accompanying form of proxy are first being sent or given to shareholders on or about May 1, 2001.


    The Company owns its assets and conducts its operations through Crescent Real Estate Equities Limited Partnership (the "Operating Partnership"), a Delaware limited partnership, and its other subsidiaries. The sole general partner of the Operating Partnership is Crescent Real Estate Equities, Ltd. (the "General Partner"), a Delaware corporation, which is a wholly owned subsidiary of the Company.

                   RECORD DATE AND OUTSTANDING CAPITAL SHARES

    The record date for determination of the shareholders entitled to notice of and to vote at the Meeting is the close of business on April 26, 2001 (the "Record Date"). At the close of business on the Record Date, __________ of the Company's common shares of beneficial interest, par value $.01 per share (the "Common Shares"), were issued, outstanding and entitled to vote at the Meeting.

                               PROCEDURAL MATTERS

    Any proxy, if received in time, properly signed and not revoked, will be voted at the Meeting in accordance with the directions of the shareholder. If no directions are specified, the proxy will be voted FOR each of Proposals 1 through 5 (Items 1 through 5 on the proxy card) and AGAINST the shareholder proposal (Item 6 on the proxy card). If any other matter or business is brought before the Meeting or any adjournment thereof, the proxy holders may vote the proxy in their discretion. The Board of Trust Managers does not know of any such matter or business to be presented for consideration.


    A proxy may be revoked by (i) delivering a written statement to the Secretary of the Company stating that the proxy is revoked, (ii) presenting at the Meeting a subsequent proxy executed by the person executing the prior proxy, or (iii) attending the Meeting and voting in person.

                                QUORUM AND VOTING

    The presence, in person or by proxy, of the holders of a majority of the Common Shares outstanding as of the Record Date is necessary to constitute a quorum for the transaction of business at the Meeting. In deciding all questions, a holder of Common Shares is entitled to one vote, in person or by proxy, for each Common Share held in his or her name on the Record Date.

                 REQUIRED AFFIRMATIVE VOTE AND VOTING PROCEDURES

    The vote required to elect the nominees as trust managers, to approve the Third Amended and Restated 1995 Stock Incentive Plan (the "Proposed Plan"), to adopt the Employee Stock Purchase Plan (the "ESPP") and to ratify appointment of independent auditors is a majority of the votes cast at the Meeting by the holders of Common Shares entitled to vote on such matters. The vote required to approve the proposed amendment of the Restated Declaration of Trust is two-thirds of the Common Shares outstanding on the Record Date. Common Shares held by shareholders present at the Meeting in person who do not vote and ballots marked "abstain" or "withhold authority" will be counted as present at the Meeting for quorum purposes. Under the Company's Declaration of Trust, Amended and Restated Bylaws, as amended (the "Bylaws"), and applicable law, abstentions and broker non-votes will not constitute votes cast. As a result, abstentions and broker non-votes with respect to the election of trust managers, the adoption of the amendment and restatement of the Current Plan, the adoption of the Employee Stock Purchase Plan and the ratification of the appointment of independent auditors will have no effect on the outcome of the vote on these four proposals. Abstentions and broker non-votes with respect to amendment of the Declaration of Trust will have the effect of votes cast against the proposal. The vote required to approve the shareholder proposal (Proposal Number
6) urging the Board of Trust Managers to take the steps necessary to declassify the Board is a majority of the votes cast at the Meeting by the holders of Common Shares entitled to vote on such matter and, therefore, abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

                           COSTS OF PROXY SOLICITATION

    The Company will bear the cost of preparing, assembling and mailing the proxy material. Upon request, the Company will reimburse brokers, banks, nominees and other fiduciaries for postage and reasonable clerical expenses of forwarding the proxy materials to their principals, the beneficial owners of the Common Shares. In an effort to have as large a representation at the Meeting as possible, special solicitation of proxies may, in certain instances, be made personally, or by telephone, telegraph, or mail by one or more employees of the General Partner, who will not receive any additional compensation in connection therewith. In addition, the Company has engaged ____________ to assist in the solicitation of proxies. The Company anticipates that it will incur total fees of $_______, plus reimbursement of out-of-pocket expenses, for this service.


                                PROPOSAL NUMBER 1
                           ELECTION OF TRUST MANAGERS

BOARD OF TRUST MANAGERS


    The trust managers of the Company are divided into three classes, with the shareholders electing a portion of the trust managers annually. The trust managers whose terms will expire at the Meeting are Morton H. Meyerson and David
M. Sherman. Mr. Sherman has been nominated and has agreed to stand for election at the Meeting as a trust manager, to hold office until the Annual Meeting of Shareholders in 2004, or until his successor is elected and qualifies. Mr. Meyerson has elected not to stand for reelection when his term expires at the Meeting on June 25, 2001, and the Board of Trust Managers has approved the reduction of the size of the Board to six members, effective contemporaneously with the expiration of Mr. Meyerson's term.


    The nominee who receives a majority of the votes cast by shareholders who are present in person or represented by proxy at the Meeting and entitled to vote on the election of trust managers will be elected as a trust manager of the Company.


    THE BOARD OF TRUST MANAGERS OF THE COMPANY RECOMMENDS A VOTE FOR DAVID M. SHERMAN AS TRUST MANAGER, TO HOLD OFFICE UNTIL THE ANNUAL MEETING OF SHAREHOLDERS IN 2004, OR UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIES.


    If Mr. Sherman becomes unable to serve as a Trust Manager for any reason, the Board of Trust Managers may designate a substitute nominee, in which event the person named in the enclosed proxy will vote for the election of such substitute nominee or may reduce the number of trust managers on the Board of Trust Managers.




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
    Set forth below is information with respect to the current seven trust managers of the Company, including the nominee, all of whom joined the Company as trust managers in 1994 (except Mr. Sherman, who was first elected as a trust manager in 2000) and the executive officers of the Company.

                 NAME                     TERM EXPIRES      AGE                       POSITION
                 ----                     ------------      ---                       --------
Richard E. Rainwater.................         2003           56     Chairman of the Board of Trust Managers of
                                                                    the Company

John C. Goff.........................         2002           45     Vice Chairman of the Board of Trust
                                                                    Managers of the Company, Chief Executive
                                                                    Officer of the Company and the General
                                                                    Partner, and Sole Director of the General
                                                                    Partner

Anthony M. Frank.....................         2003           69     Trust Manager of the Company

Morton H. Meyerson...................         2001           62     Trust Manager of the Company

William F. Quinn.....................         2003           53     Trust Manager of the Company

Paul E. Rowsey, III..................         2002           46     Trust Manager of the Company

David M. Sherman.....................         2001           43     Trust Manager of the Company

Dennis H. Alberts....................         N/A            52     President and Chief Operating Officer of
                                                                    the Company and the General Partner

David M. Dean........................         N/A            40     Executive Vice President, Law and
                                                                    Administration, and Secretary of the
                                                                    Company and the General Partner

Jane E. Mody.........................         N/A            49     Executive Vice President, Capital Markets

Kenneth S. Moczulski.................         N/A            48     President of Investments and Chief Investment
                                                                    Officer

Jerry R. Crenshaw, Jr................         N/A            37     Senior Vice President, Chief Financial and
                                                                    Accounting Officer of the Company and
                                                                    Senior Vice President and Chief Financial
                                                                    Officer of the General Partner

Jane B. Page.........................         N/A            40     Senior Vice President, Asset Management and
                                                                    Leasing, Houston Region of the General
                                                                    Partner

John L. Zogg, Jr.....................         N/A            37     Senior Vice President, Asset Management and
                                                                    Leasing, Dallas Region, of the General
                                                                    Partner

Christopher T. Porter................         N/A            35     Vice President and Treasurer of the Company
                                                                    and the General Partner

TRUST MANAGERS AND EXECUTIVE OFFICERS

    The Board of Trust Managers currently consists of seven members, divided into three classes serving staggered three-year terms. The following is a summary of the experience of the current and proposed trust managers and the current executive officers.



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

    Richard E. Rainwater has been an independent investor since 1986. From 1970 to July 1986, he served as the chief investment advisor to the Bass family, whose overall wealth increased dramatically during his tenure. During that time, Mr. Rainwater was principally responsible for numerous major corporate and real estate acquisitions and dispositions. Immediately after beginning his independent investment activities, he founded ENSCO International Incorporated ("ENSCO"), an oil field service and offshore drilling company, in December 1986. Additionally, in June 1998 he co-founded Columbia Hospital Corporation, and in March 1989 participated in a management-led buy out of HCA-Hospital Corporation of America. In November 1992, Mr. Rainwater co-founded Mid Ocean Limited, a provider of casualty re-insurance. In February 1994, he assisted in the merger of Columbia Hospital Corporation and HCA-Hospital Corporation of America that created Columbia/HCA Healthcare Corporation. Mr. Rainwater served as a director of Pioneer Natural Resources ("Pioneer"), a large independent oil and gas company in the United States from August 1997 until May 2000 when he elected not to stand for re-election. In July 1996, Mr. Rainwater led a recapitalization of MESA Inc. (Pioneer's predecessor), and a partnership that Mr. Rainwater controls also became a major shareholder. Mr. Rainwater has also served as chairman of the board of directors of Crescent Operating, Inc. ("COPI") since June 1997. Mr. Rainwater is a graduate of the University of Texas at Austin and the Graduate School of Business at Stanford University. Mr. Rainwater has served as the Chairman of the Board of Trust Managers since the Company's inception in 1994.

    John C. Goff has served as the managing principal of Goff Moore Strategic Partners, L.P., a private investment partnership that serves as the primary investment vehicle for its principals, since February 1998. Mr. Goff joined Mr. Rainwater shortly after he began Rainwater, Inc. as an independent investor in 1986. From 1987 to April 1994, Mr. Goff was vice president of Rainwater, Inc. in June 1987, serving as a senior investment advisor and principal. Mr. Goff has served on the board of Gainsco, Inc., a publicly traded property and casualty insurance company, since March 1997; The Staubach Company, one of the nation's largest tenant representation firms since November 1988; OpenConnect Systems, Inc., a provider of solutions that Web-enable enterprise computing, since May 1999; Broadband Office, Inc., a national telecommunications company that provides state-of-the-art telecommunications services to commercial office properties, since October 1999; the National Association of Real Estate Investment Trust, since October 1999; and Texas Capital Bancshares, Inc., one of the largest new national bank charters in the U.S., since June 1999. Mr. Goff has served as vice chairman of the board of directors of COPI since its inception in June 1997. From June 1981 to June 1987, Mr. Goff was employed by KPMG Peat Marwick, with Mr. Rainwater as one of his principal clients. Mr. Goff is a graduate of the University of Texas and is a Certified Public Accountant. Mr. Goff served as Chief Executive Officer and as a trust manager from the Company's inception February 1994 through December 19, 1996, when he became Vice Chairman of the Board of Trust Managers. In June 1999, Mr. Goff became President and Chief Executive Officer of the Company and the General Partner, and sole director of the General Partner. In April 2000, Mr. Goff resigned as President of the Company and the General Partner and is currently the Vice Chairman of the Board of Trust Managers, Chief Executive Officer of the Company and the General Partner, and the sole director of the General Partner.

    Anthony M. Frank has served as chairman of Belvedere Capital Partners, general partner of the California Community Financial Institutions Fund LP. From March 1998 to March 1992, he served as Postmaster General of the United States. From April 1992 until June 1993, he served as the founding chairman of Independent Bancorp of Arizona. Mr. Frank has also served as a director of Charles Schwab & Co., one of the nation's largest discount brokerages, since July 1993; Temple Inland, Inc., a manufacturer of paper and timber products, since May 1992; Bedford Property Investors, Inc., an office and commercial property real estate investment trust ("REIT") investing primarily on the West Coast, since May 1992; General American Investors Company, Inc., a closed-end investment company, since May 1992;Cotelligent, Inc., a provider of temporary office support services, since May 1995; and COPI since June 1997. Mr. Frank received a Bachelor of Arts degree from Dartmouth College and a Master of Business Administration degree from the Amos Tuck School of Business at Dartmouth.

    Morton H. Meyerson has served as chairman and chief executive officer of 2M Companies, Inc., a private investment firm founded by Mr. Meyerson from January 1998 to the present. Prior to founding 2M Companies, Inc. he served as Chairman of the Board and Chief Executive Officer of Perot Systems Corporation a computer and information provider from June 1992 until August 1996, Chairman from September 1996 until August 1997, and

Chairman and Chief Executive Officer from September 1997 until he retired from Perot Systems in December 1997. Mr. Meyerson has served as a director of Energy Service Company International, Inc., an offshore drilling company, since September 1987; TeleTech Holdings, Inc., a global provider of eCommerce-enabling customer management solutions for large domestic and multinational companies, since March 1998; and also serves as Chairman of the advisory committee of Lante Corp., an internet services company. Mr. Meyerson holds Bachelor of Arts degrees in Economics and Philosophy from the University of Texas at Austin.

    William F. Quinn has served as president of AMR Investment Services, Inc., the investment services affiliate of American Airlines, with responsibility for the management of pension and short-term fixed income assets, since 1986. In addition, he has served as president and trustee of the American AAdvantage Funds since 1986. Prior to being named to his current positions in 1986, Mr. Quinn held several management positions with American Airlines and its subsidiaries. From January 1984 to November 1989, he served as chairman of the board of American Airlines Employees Federal Credit Union and from November 1989 to present he has served as chairman. In addition, Mr. Quinn has served on the advisory board for Southern Methodist University's Endowment Fund since September 1996. Mr. Quinn holds a Bachelor of Science degree in accounting from Fordham University and is a Certified Public Accountant.

    Paul E. Rowsey, III has served as President of Eiger, Inc., a private real estate investment management and investment firm, and the manager of Eiger Fund I, L.P., a real estate equity investment fund, since their formation in January 1999. He was formerly president and a member of the board of directors of Rosewood Property Company, a real estate investment company, a position he held from ________ 1990 until ________ 1998. Mr. Rowsey has served as a member of the board of directors of Energy Services Company International, Inc., an offshore drilling company, since January 2000 and of Crescent Operating, Inc., since June 1997. Mr. Rowsey began his career in 1980 as an attorney specializing in commercial real estate. Mr. Rowsey holds a Bachelor of Arts degree from Duke University and a Juris Doctor degree from Southern Methodist University School of Law.

    David M. Sherman serves as president of D. Sherman & Company, Inc., a firm founded and wholly owned by Mr. Sherman which provides services to public real estate companies. In addition, he is as an adjunct professor, real estate at Columbia University Graduate School of Business Administration. Prior to being named to his current positions in February 2000 and beginning in 1995, Mr. Sherman was the Managing Director, Senior Analyst and Head of the REIT Equity Research Team at Salomon Smith Barney, Inc. In addition, Mr. Sherman has served on the board of trustees, as well as the audit committee, for Keystone Property Trust, a fully integrated real estate investment trust and one of the largest owners and developers of industrial properties in the Eastern United States since June 2000. He also has served as a member of the advisory committee for the Primus Fund, a REIT fund sponsored by Deutsche Bank Realty Advisors. Mr. Sherman holds a Bachelor of Arts degree in Math/Economics from Brown University and a Master of Business Administration degree in finance from Columbia University Graduate School of Business Administration.

    Dennis H. Alberts, prior to joining the Company, served as President and Chief Executive Officer of Pacific Retail Trust, a privately held retail shopping center REIT, which he founded in December 1993. While at Pacific Retail Trust, Mr. Alberts directed all aspects of the company, including acquisition, development and operational activities. Prior to founding Pacific Retail Trust, Mr. Alberts served as President and Chief Operating Officer of First Union Real Estate Investments, a publicly held retail, multi-family and office REIT. From 1987 to 1991, Mr. Alberts served as President and Chief Executive Officer of Rosewood Property Company where he focused on asset management and leasing of Rosewood's office portfolio. Before joining Rosewood Property Company, he served as President and Managing Partner of Trammell Crow Residential Companies of Dallas from 1984 to 1987. Mr. Alberts holds a Bachelor of Science degree and Master of Business Administration degree from the University of Missouri. Mr. Alberts joined the Company in April 2000 as President and Chief Operating Officer.

    David M. Dean, prior to joining the Company, was an attorney for Burlington Northern Railroad Company from 1992 to 1994, and he served as Assistant General Counsel in 1994. At Burlington Northern, he was responsible for the majority of that company's transactional and general corporate legal work. Mr. Dean was previously engaged in the private practice of law from 1986 to 1990 with Kelly, Hart & Hallman, and from 1990 to 1992 with Jackson & Walker, L.L.P., where he worked primarily on acquisition, financing and venture capital transactions for Mr. Rainwater and related investor groups. Mr. Dean graduated with honors from Texas A&M

University with Bachelor of Arts degrees in English and philosophy in 1983. He also holds a Juris Doctor degree and a Master of Laws degree in taxation from Southern Methodist University School of Law. Mr. Dean served as Senior Vice President, Law, and Secretary from the time he joined the Company in August 1994 to September 1999 when he became Senior Vice President, Law and Administration and Secretary, a position which he held until January 2001. Since January 2001, Mr. Dean has served as Executive Vice President, Law and Administration and Secretary.

    Jane E. Mody, prior to joining the Company, served as Vice President of Goldman, Sachs & Co. from February 2000 to February 2001. While at Goldman, Sachs & Co., Ms. Mody was with the real estate merchant banking division and responsible for fund reporting for nine real estate opportunity funds. From December 1993 to August 1999, she served as Managing Director and Chief Financial Officer of Pacific Retail Trust, a private real estate investment trust, which she co-founded. Prior to co-founding Pacific Retail Trust, Ms. Mody served as Executive Vice President of Rosewood Property Company, a real estate investment company, from April 1988 to December 1993. Ms. Mody graduated from Austin College with a Bachelor of Arts degree and holds a Masters of Business Administration degree in International Business from the University of Dallas. Ms. Mody has served as Executive Vice President, Capital Markets of the Company and the General Partner since February 2001.

    Kenneth S. Moczulski, prior to joining the Company, served as President of Transworld Properties, Inc., a subsidiary of a privately held international oil company, which he founded in 1992. While at Transworld Properties, Inc., Mr. Moczulski was responsible for the formation and implementation of real estate investment strategy, as well as management of on-going real estate development, asset management, and dispositions. Prior to founding Transworld Properties, Inc., Mr. Moczulski served as Vice President of Jaymont Properties in New York from 1987 to 1991, where he was responsible, on a national basis, for all acquisition and disposition activities. From 1979 to 1987, Mr. Moczulski served as Development Manager for a number of commercial developments for Gerald D. Hines Interests. Mr. Moczulski holds a Bachelor of Science in Civil Engineering from the University of Cincinnati and a Master of Business Administration from Harvard Graduate School of Business. Mr. Moczulski has served as President of Investments and Chief Investment Officer since November 2000.

    Jerry R. Crenshaw, Jr., prior to joining the Company, was the controller of Carrington Laboratories, Inc., a pharmaceutical and medical device company, from 1991 until February 1994. From 1986 until 1991, Mr. Crenshaw was an audit senior in the real estate services group of Arthur Andersen LLP. Mr. Crenshaw holds a Bachelor of Business Administration degree in accounting from Baylor University and is a Certified Public Accountant. Mr. Crenshaw served as Controller from the Company's inception in 1994 to March 1997 when he became Vice President and served as Vice President, Controller until September 1999. In addition, Mr. Crenshaw served as Interim Co-Chief Financial Officer from August 1998 until April 1999. Since September 1999, Mr. Crenshaw has served as Senior Vice President and Chief Financial Officer.

    Jane B. Page, prior to joining the Company, was employed by Metropolitan Life Real Estate Investments from _______ to ______, holding positions of director of corporate property management and regional asset manager of Metropolitan's institutional portfolio in Houston, Austin and New Orleans. Ms. Page's 14-year tenure at MetLife also included membership on MetLife's Investment Committee, which reviewed and approved all significant transactions on a national basis. Ms. Page serves on the boards of the Greater Houston Partnership, Central Houston, Inc. and the Downtown Houston Management District. Ms. Page graduated with a Bachelor of Arts degree from Point Loma College in San Diego and with a Master of Business Administration degree from the University of San Francisco. She also holds CCIM and CPM designations. Ms. Page served as Director of Asset Management, Houston Region from the time she joined the Company in January 1998 to December 1998, when she became Vice President, Houston Region Asset Management and served in that capacity until September 1999 when she became Vice President, Asset Management, Houston Region. Since May 2000, Ms. Page has served as Senior Vice President, Asset Management and Leasing, Houston Region.

    John L. Zogg, Jr. served as vice president of the commercial real estate group of Rosewood Property Company, responsible for marketing and leasing office space in the Dallas and Denver areas from January 1989 to May 1994. For three years prior to joining Rosewood Property Company, Mr. Zogg worked as marketing manager of Gerald



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

D. Hines Interests, responsible for office leasing in the Dallas metropolitan area. He graduated from the University of Texas at Austin with a Bachelor of Arts degree in economics and holds a Master of Business Administration degree from the University of Dallas. Mr. Zogg joined the Company as a Vice President in May 1994 and served as Vice President, Leasing and Marketing, from June 1997 to September 1999 when he became Vice President, Leasing/Marketing, Southwest Region. Since May 2000, Mr. Zogg has served as Senior Vice President, Asset Management and Leasing, Dallas Region.

    Christopher T. Porter, prior to joining the Company, held the office of Senior Vice President, Investor Relations, for Associates First Capital Corporation, a leading financial services firm, from January 1999 through October 1999. Prior to 1999, Mr. Porter served as Vice President and as Assistant Treasurer in banking relations and cash management at Associates First Capital Corporation from 1991 through 1998. Mr. Porter received a Bachelor of Science degree in economics from the University of Texas at Austin and a Master of Business Administration degree in finance from the University of North Texas and is a certified cash manager. Mr. Porter has served as Vice President and Treasurer since December 1999.

TRUST MANAGER COMPENSATION

    During 2000, each trust manager who is not also an officer of the Company received an annual fee of $30,000 (payable in cash or, at the election of the trust manager, in Common Shares in an amount determined by dividing the fees otherwise payable by 90% of the fair market value of the Common Shares), a meeting fee of $1,000 for each Board of Trust Managers and committee meeting attended in person, a fee of $1,000 for participation in each telephonic meeting of the Board of Trust Managers and a fee of $500 for participation in each telephonic committee meeting. Trust managers who are also officers receive no separate compensation for their service as trust managers.

COMMITTEES OF THE BOARD OF TRUST MANAGERS

    Audit Committee. The Audit Committee consists of Anthony M. Frank, Chairman, and William F. Quinn and Paul E. Rowsey, III. The Audit Committee, which held five meetings in 2000, makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services that the independent public accountants provide, reviews the independence of the public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. On June 12, 2000, the Board of Trust Managers approved amendments to the previously adopted Audit Committee Charter (the "Amended Charter"), a copy of which has been attached hereto as Exhibit A. Such amendments set forth the duties and responsibilities of the Audit Committee and comply with the requirements of the New York Stock Exchange. The Board of Trust Managers has determined that all current members of the Audit Committee are "independent" as that term is defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards.

    Executive Compensation Committee. The Executive Compensation Committee consists of Morton H. Meyerson, Chairman, and Paul E. Rowsey, III. The Executive Compensation Committee, which held one meeting in 2000, determines compensation for the Company's executive officers and administers the stock incentive and other compensation plans that the Company adopts. The Executive Compensation Committee also nominates persons to serve as members of the Board of Trust Managers. The Executive Compensation Committee will consider nominees that management, shareholders and others recommend, and these recommendations may be delivered in writing to the attention of the Executive Compensation Committee in care of the Company Secretary at the Company's principal executive offices. See "Shareholder Proposals for the Company's 2002 Annual Meeting of Shareholders" below for a description of the procedures by which shareholders may nominate candidates for trust manager.

     Intercompany Evaluation Committee. The Intercompany Evaluation Committee consists of William F. Quinn and David M. Sherman. The Board of Trust Managers appointed the Intercompany Evaluation Committee to review, confirm and ratify, in the Company's capacity as sole stockholder of the General Partner, all determinations and acts of the Operating Partnership and the General Partner relating to the Intercompany

 Agreement between the Operating Partnership and COPI, dated June 3, 1997 (the "Intercompany Agreement"), and any other transactions with COPI or its affiliates that the General Partner may present to the Committee from time to time. The Intercompany Evaluation Committee did not hold any meetings in 2000. From January 1, 2000 through December 4, 2000, the Intercompany Evaluation Committee consisted of Morton H. Meyerson and William F. Quinn. On December 4, 2000, the Board of Trust Managers determined that Morton H. Meyerson, who, at the time of appointment as a member of the Intercompany Evaluation Committee, was not an officer or director of COPI and did not hold direct or indirect ownership interest in COPI in excess of 1% of the common stock of COPI, currently held a direct or indirect interest in COPI causing him to become a disqualified Committee member. Therefore, on December 4, 2000, the Board of Trust Managers removed Mr. Meyerson as a member of the Intercompany Evaluation Committee and designated David M. Sherman as a new Intercompany Evaluation Committee member.

    During the last fiscal year, the Board of Trust Managers held five meetings, and no trust manager attended fewer than 75% of the aggregate of all meetings of the Board of Trust Managers and the committees, if any, upon which such trust manager served and which were held during the period of time that such person served on the Board of Trust Managers or such committee.

                                PROPOSAL NUMBER 2
              APPROVAL OF THE COMPANY'S THIRD AMENDED AND RESTATED
                            1995 STOCK INCENTIVE PLAN

GENERAL

     On May 5, 1995, the Board of Trust Managers adopted the 1995 Crescent Real Estate Equities, Inc. Stock Incentive Plan to provide equity compensation to trust managers, officers, employees and advisors of the Company and its subsidiaries. The plan as amended since that time (the "Current Plan") provides for grants of options to purchase a specified number of Common Shares ("Options") or grants of restricted Common Shares ("Restricted Stock"). Under the Current Plan, the total maximum number of Common Shares that the Company may grant is 2,850,000. The maximum aggregate number of shares available for grant under the Current Plan increases automatically on January 1 of each year by an amount equal to 8.5% of the increase in the number of Common Shares and units outstanding since January 1 of the preceding year, subject to certain adjustment provisions. As of January 1, 2000, the number of shares the Company may grant under the Current Plan is 9,650,505. The Company has granted to certain executive officers, employees, and trust managers an aggregate of approximately _________________ or ________________ of the Common Shares available for grant pursuant to Options and Restricted Stock under the Current Plan. Accordingly, only ____________ of the 9,650,505 Common Shares authorized to be issued under the Current Plan remained available for issuance, as of ____________, 2001. All Options granted under the Current Plan were granted with an exercise price equal to the fair market value of the Company's Common Shares on the date of grant and expire no more than 10 years from the date of grant. A complete description of the Current Plan follows the summary description of the proposed amendment and restatement of the Current Plan, and a copy of the proposed Third Amended and Restated Plan (the "Proposed Plan") is attached as Exhibit B.

SUMMARY OF PROPOSED AMENDMENTS

     The Board of Trust Managers approved adoption of the Proposed Plan (together with the Current Plan, the "Plans"), subject to shareholder approval. The Proposed Plan includes three new or revised groups of provisions compared to the Current Plan. The Proposed Plan does not increase the number of shares available for grant under the Current Plan.

     First, the Proposed Plan would provide that Common Shares that are not delivered because an award is settled in cash or because the Common Shares are used to satisfy an applicable tax withholding obligation would not be considered issued for this purpose, and, in the case of an Option, if the exercise price is satisfied by tendering shares to the Company (by either actual delivery or by attestation), only the number of shares issued, net of the shares tendered, would be considered issued.

     Second, the Proposed Plan would eliminate or amend several provisions of the Current Plan to reflect current law and practice. The Proposed Plan would
(i) eliminate the prohibition found in several places in the Current Plan against the exercise of an Option or the lapse of a restriction on Restricted Stock held by a participant who is subject to the reporting requirements of
Section 16 of the Exchange Act of 1934, as amended (the "Exchange Act"), unless at least six months has elapsed between the grant of the Option or Restricted Stock and the exercise or lapse, (ii) eliminate the requirement that shareholder approval be obtained for any amendment that materially increases the benefits accruing to participants, materially increases the number of securities that may be issued under the Current Plan or otherwise materially modifies the requirements as to eligibility for participation in the Current Plan, and (iii) replace the general prohibition against transfers of stock options with a provision permitting stock options to be transferred to members of a participant's immediate family (including a family trust or family partnership). These restrictions and prohibitions were required to comply with old Rule 16b-3 of the Exchange Act prior to its amendment in 1996, but are no longer necessary in order to comply with the amended Rule 16b-3. In addition, the Proposed Plan would (i) clarify that members of the Executive Compensation Committee must be "outside trust managers" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) clarify that, when shares of Stock are allowed to be delivered to satisfy a withholding requirement or pay an exercise price of an Option, delivery may be made by attestation, and (iii) clarify that none of the limits on the number of Common Shares that may be issued or subject to grants or award under the Current Plan may be amended without shareholder approval if such approval would be required by the Code. Finally, the Proposed Plan would modify the definition of "Cause" to refer to abuse of, rather than dependence on, alcohol or other controlled substances.

     Third, the Proposed Plan would increase the flexibility of the Executive Compensation Committee by (i) increasing the maximum number of Common Shares with respect to which awards may be granted to a participant during a calendar year from 400,000 to 1,000,000, and (ii) allowing the committee to accept a promissory note as full or part payment of the exercise price of an Option, even if the note is not full recourse, as long as the note contains other terms the committee specifies.

     There are two principal purposes of the Proposed Plan. The first is to promote the growth and prosperity of the Company through share ownership by those individuals who serve as employees, officers, trust managers and advisors of the Company. The second is to provide a means by which the Company may attract and retain key personnel and to offer an additional incentive to contribute to the success of the Company.

     The Board of Trust Managers believes that adoption of the Proposed Plan is in the best interests of the shareholders.

SUMMARY DESCRIPTION OF PROPOSED PLAN

     The following description of the Proposed Plan is qualified by reference to the copy of the Proposed Plan attached to this Proxy Statement as Exhibit B. The Proposed Plan and the Current Plan are substantially similar in all respects. Except as specifically noted in the following description of the Proposed Plan, there are no material differences between the Plans.

     General. The Proposed Plan provides for the grant of both ISOs and NSOs, and for the grant of Restricted Stock. An "ISO" means an Option that meets the requirements of Section 422 of the Code and an "NSO" means an Option that does not meet the requirements of Section 422 of the Code or is designated as an NSO in the Option agreement. "Restricted Stock" means an award of Common Shares on which are imposed restricted periods and/or performance based restrictions which subject the shares to a substantial risk of forfeiture, as defined in Section 83 of the Code or any successor law. These awards are discussed in more detail below.

     The Proposed Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

     Both the Current Plan and the Proposed Plan terminate on June 11, 2005.

     Eligibility. Under the Proposed Plan all employees, officers, outside trust managers and advisors of the Company or its subsidiaries are eligible to receive Options and Restricted Stock; provided, however, that ISOs may only be issued to employees (including officers) of the Company and its corporate subsidiaries. As of DATE TBS, 2001, employees eligible to participate in the Proposed Plan numbered NUMBER TBS persons. Under the Proposed Plan, however, outside trust managers (currently, five persons) may not receive discretionary grants of Options and Restricted Stock. All Options granted to outside trust managers must be made pursuant to the terms specified in the Proposed Plan.

     Administration. The Proposed Plan is administered by the Executive Compensation Committee, which currently consists of two trust managers of the
Company: Morton H. Meyerson, Chairman, and Paul E. Rowsey, III. In accordance with the provisions of the Proposed Plan, the Executive Compensation Committee has authority to determine the employees, officers and advisors to be granted Options or Restricted Stock, to interpret the Proposed Plan, to prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Proposed Plan, to determine and interpret the details and provisions of each Option agreement and Restricted Stock agreement, to modify or amend any Option agreement or Restricted Stock agreement or waive any conditions or restrictions applicable to any Option (or the exercise thereof) or to Restricted Stock, and to make all other determinations necessary or advisable for the administration of the Proposed Plan. With respect to any provisions of the Proposed Plan granting the Executive Compensation Committee the right to agree, in its sole discretion, to further extend the term of any award hereunder, the Executive Compensation Committee may exercise such right at the time of grant, in the agreement relating to such award, or at any time or from time to time after the grant of any award thereunder. The discretion of the Executive Compensation Committee under the Proposed Plan does not extend to Options granted to outside trust managers. The amount, price and timing of Options granted to outside trust managers is established by the Proposed Plan.

     Shares Available. The Current Plan has _________ Common Shares authorized for issuance. Of this number, only _____ Common Shares were available as of _____, 2001, for issuance pursuant to Options and Restricted Stock granted thereunder. As under the Current Plan, the number of Common Shares available for grant under the Proposed Plan will increase automatically as of each January 1 by an amount equal to 8.5% of any increase in the number of Common Shares outstanding and the number of Units outstanding since the preceding January 1.

     Under the Proposed Plan, the number of Common Shares reserved is subject to adjustment by the Board of Trust Managers if the number of outstanding Common Shares is changed as a result of reclassification, merger, or similar event. In the event of a stock split, stock dividend or other event that is functionally equivalent to a stock split or stock dividend, the Proposed Plan (like the Current Plan) provides for automatic proportionate adjustments to the number of Common Shares subject to then-outstanding Options and awards of Restricted Stock, the exercise price per Common Share of then-outstanding Options, and the number of Common Shares authorized under the Proposed Plan. Common Shares subject to Options granted under the Proposed Plan which terminate or expire unexercised and shares of Restricted Stock that are forfeited are available for the grant of future Options or awards of Restricted Stock. For this purpose, (i) to the extent any Common Shares covered by an award are not delivered because the award is forfeited or canceled, or the Common Shares are not delivered because the award is settled in cash or are used to satisfy the applicable tax withholding obligation, the Common Shares are not considered to have been issued, and (ii) if the exercise price of any Option is satisfied by tendering Common Shares to the Company, only the net number of Common Shares issued are considered to have been issued.

     Terms of Options and Restricted Stock. Options granted under the Proposed Plan may be granted to employees, officers and advisors as the Executive Compensation Committee may determine from time to time. Options granted to employees, officers and advisors shall be subject to a vesting schedule as the Executive Compensation Committee may determine. Options granted may be amended to advance the date on which the Option vests. The amount, price and timing of Options granted to outside trust managers are subject to the terms set forth below.

     The Proposed Plan provides that each outside trust manager will receive a grant of an Option to purchase 14,000 Common Shares as of the date of each regular annual meeting of shareholders beginning with the 1997 annual meeting. The exercise price of each Option is the fair market value of the Company's Common Shares on the date of the grant (determined as described below). All Options granted to outside trust managers vest at the rate of 20% per year during the trust manager's period of service as a trust manager. Vesting of Options will accelerate in the event of the outside trust manager's death, retirement or disability. All such Options expire 10 years from the date of grant, unless terminated at an earlier date as a result of the trust manager's termination of service as a trust manager.

     Options are exercisable only to the extent they are vested. The Executive Compensation Committee selects a vesting schedule for Options granted to employees, officers and advisors over a period of up to 10 years. Optionees are entitled to exercise at any time, or from time to time, all or any portion of a vested Option; provided, however, that all Options expire no later than 10 years after the date of grant (except for ISOs granted to a 10% shareholder, which expire no later than five years from date of grant). The exercise price of Options is the fair market value of the Company's Common Shares on the date of grant (except ISOs granted to a 10% shareholder, where the exercise price is no less than 110% of fair market value on the date of grant).

     Restricted Stock awarded by the Executive Compensation Committee is subject to such restrictions as the Executive Compensation Committee imposes on it, including, but not limited to, continuous employment with the Company or any of its subsidiaries or the attainment of specific corporate, divisional or individual performance standards or goals. The restrictions and the period in which such restrictions apply (the "Restricted Period") may differ with respect to each participant. Restricted Stock will be subject to forfeiture if certain events specified by the Executive Compensation Committee fail to occur prior to the lapse of the restrictions. Subject to and consistent with the provisions of the Proposed Plan, with respect to each award of Restricted Stock to a participant the Executive Compensation Committee will determine (i) the terms and conditions of the Restricted Stock agreement evidencing the award, (ii) the Restricted Period for all or a portion of the award, (iii) the restrictions applicable to the award, (iv) whether the participant will receive the dividends and other distributions paid with respect to the Restricted Stock as declared and paid to the holders of the Common Shares during the Restricted Period or such dividends will be withheld by the Company for the account of the participant until the Restricted Period has expired or the restrictions have been satisfied, (v) the percentage of the award that will vest in the participant in the event of such participant's death, disability or retirement prior to the expiration of the Restricted Period or the satisfaction of the restrictions applicable to an award of Restricted Stock, and
(vi) notwithstanding the Restricted Period and the restrictions set forth in the Restricted Stock agreement, whether to shorten the Restricted Period or waive the restrictions if the Executive Compensation Committee concludes that it is in the best interests of the Company to do so.

     Upon an award of Restricted Stock to a participant, the stock certificate representing the Restricted Stock will be issued and transferred to and in the name of the participant, whereupon the participant will become a shareholder of the Company with respect to the Restricted Stock and will be entitled to vote the shares of such Restricted Stock. The stock certificate will be held in the custody of the Company, together with a stock power executed by the participant in favor of the Company, until the Restricted Period expires and the restrictions imposed on the Restricted Stock are satisfied.

     For the purposes of the Proposed Plan, the fair market value of the Common Shares is the last reported sale price of the Common Shares as quoted on the New York Stock Exchange on the date of grant of the Option, or, if there is no trading on such date, on the most recent date upon which the Common Shares were traded. On April 19, 2001, the last reported sale price of the Common Shares were $23.72 per share.

     Subject to certain exceptions, if the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets of the Company by means of a sale, merger or other reorganization, liquidation or otherwise in a transaction in which the Company is not the surviving corporation, generally, any Option under the Proposed Plan, as well as under the Current Plan, will become immediately exercisable with respect to the full number of Common Shares subject to that Option, and all restrictions will lapse with respect to an award of Restricted Stock during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets of the Company and ending when the disposition of assets contemplated by that agreement is consummated or the award is otherwise terminated in accordance with its provisions or the provisions of the Proposed Plan, whichever occurs first.

     In the event an optionee ceases to be an employee, officer or advisor, and does not continue to be a trust manager, for any reason other than death, retirement, disability or for cause, (i) the Executive Compensation Committee will have the ability to accelerate the vesting of the optionee's Option in its sole discretion, and (ii) such optionee's Option will be exercisable (to the extent exercisable on the date of termination of employment or service as an advisor, or, if the Executive Compensation Committee, in its discretion, has accelerated the vesting of such Option, to the extent exercisable following such acceleration) (a) if such Option is an ISO, at any time within three months after the date of termination of employment, unless by its terms the Option expires earlier, or (b) if such Option is an NSO, at any time within one year after the date of termination of employment and service as an advisor, unless by its terms the Option expires earlier or unless the Executive Compensation Committee agrees, in its sole discretion, to further extend the term or period of exercise of such NSO; provided that the term of any such NSO shall not be extended beyond its initial term. In addition, unless the Executive Compensation Committee agrees, in its sole discretion, to further extend the term or period of exercise of any such Option (other than an ISO) granted to an employee, officer or advisor (provided, however, that the term of any such Option will not be extended beyond its initial term), an optionee's Option may be exercised as follows in the event such optionee ceases to serve as an outside trust manager, employee, officer and advisor due to death, retirement, disability or for cause:

         Death. Except as otherwise limited by the Executive Compensation Committee at the time of the grant of an Option to an employee, officer or advisor, if an optionee dies while serving as an outside trust manager, employee, officer or advisor, or within three months after ceasing to be an outside trust manager, employee, officer or advisor, his Option shall become fully exercisable on the date of his death and shall expire 12 months thereafter, unless by its terms it expires sooner.

         Retirement. If an optionee ceases to serve as an outside trust manager, employee, officer and advisor as a result of retirement, (i) the Executive Compensation Committee will have the ability to accelerate the vesting of an Option granted to an employee, officer or advisor, in its sole discretion, and (ii) the optionee's Option will be exercisable (to the extent exercisable on the effective date of such retirement or, if the vesting of such Option has been accelerated, to the extent exercisable following such acceleration) (a) if such Option is an ISO, at any time within three months after the effective date of such retirement, unless by its terms the Option expires earlier, and (b) if such Option is an NSO, at any time within 12 months after the effective date of such retirement, unless by its terms the Option expires sooner.

         Disability. If an optionee ceases to serve as an outside trust manager, employee, officer or advisor as a result of disability, the optionee's Option will become fully exercisable and shall expire 12 months thereafter, unless by its terms it expires sooner.

         Cause. If an optionee ceases to serve as an outside trust manager, employee, officer or advisor, because the optionee is terminated for cause, the optionee's Option will automatically expire.

     The practice of the Committee has been generally to provide that options granted under the Current Plan will be exercisable over the initial term of the Option.

     Options are not transferable other than pursuant to a qualified domestic relations order, by will or the laws of descent and distribution and may be exercised during the lifetime of an optionee only by that optionee or by his legally authorized representative. However, the optionee, with the approval of the Executive Compensation Committee, and subject to the terms of the optionee's Option agreement, may transfer an NSO for no consideration to or for the benefit of the optionee's immediate family (including a trust for the benefit of the optionee's immediate family or to a partnership or limited liability company for one or more members of the optionee's immediate family). In the case of such a transfer, the transferee will remain subject to all the terms and conditions applicable to the Option before the transfer.

     Outside trust managers may elect to receive Common Shares under the Proposed Plan in lieu of trust managers' fees otherwise payable in cash. An outside trust manager who elects to receive Common Shares in lieu of cash will be entitled to receive the number of Common Shares determined by dividing the amount of trust managers' fees otherwise payable in cash by an amount equal to 90% of the fair market value as of the date of determination.

AMENDMENT OF THE PROPOSED PLAN

     The Board of Trust Managers may at any time amend the Proposed Plan or the terms of awards made under the Proposed Plan, except that no amendment may, without approval of the shareholders, (i) increase the number of Common Shares which may be issued under the Proposed Plan, or any other limit to the extent required to comply with Section 162(m) or 422 of the Code, except for adjustments in certain circumstances, (ii) permit the granting of an award to anyone other than as provided in the Current Plan, or (iii) modify the "material terms" of the Current Plan as to "covered employees" within the meaning of
Section 162(m) of the Code and any amendment that adversely affects a participant generally may not be made without the participant's consent unless it is required by applicable law.

FEDERAL INCOME TAX CONSEQUENCES

     Information regarding the federal income tax consequences of awards granted under the Proposed Plan follows. This information is not intended to be exhaustive and is intended only to summarize the federal income tax statutes, regulations and currently available agency interpretations thereof, and is intended to apply to the Proposed Plan as normally operated.

     Incentive Stock Options. A participant who holds Options will not realize taxable income upon the grant of an ISO. In addition, such a participant generally will not realize taxable income upon the exercise of an ISO. However, such a participant's alternative minimum taxable income will be increased by the amount that the fair market value of the Common Shares underlying the Option (generally determined as of the date of exercise) exceeds the exercise price of the Option. Further, except in the case of the participant's death, if an Option is exercised more than three months after the participant's termination of employment, the Option ceases to be treated as an ISO and is subject to taxation under the rule applicable to NSOs.

     If the participant sells the Common Shares acquired upon exercise of an ISO, the tax consequences of the sale (a "disposition") depend upon whether the disposition is qualifying or disqualifying. The disposition of the Common Shares underlying the Option is qualifying if it is made at least two years after the date the ISO was granted and at least one year after the date the ISO was exercised. If the disposition of the Common Shares underlying the Option is qualifying, any excess of the sale price of the Common Shares underlying the Option over the exercise price of the Option would be treated as long-term capital gain taxable to the participant at the time of the sale. If the disposition is not qualifying (a "disqualifying disposition"), the excess of the fair market value of the Common Shares underlying the Option on the date the Option was exercised over the exercise price would be compensation income taxable to the participant at the time of the disposition, and any excess of the sale price of the Common Shares underlying the Option over the fair market value of the Common Shares underling the Option on the date the Option was exercised would be taxed as either a short-term or long-term capital gain, depending on how long the Common Shares were held.

     Unless a participant engages in a disqualifying disposition, the Company will not be entitled to a deduction with respect to an ISO. If a participant engages in a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of compensation income taxable to the participant.

     Non-Qualified Stock Options. A participant will not realize taxable income upon the grant of an NSO. However, when the participant exercises the Option, the difference between the exercise price of the Option and the fair market value of the Common Shares underlying the Option on the date of exercise is compensation income taxable to the participant. The Company will be entitled to a deduction equal to the amount of compensation income taxable to the participant, as long as income taxes are withheld on the participant's compensation income.

     Restricted Stock. A grantee of Restricted Stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the Common Shares are subject to restrictions (that is, such Restricted Stock is nontransferable and subject to a substantial risk of forfeiture). If a grantee is subject to Section 16(b) of the Exchange Act (by reason of such grantee's status as a trust manager, executive officer or 10% or greater shareholder of the Company) on the date of the award, the Restricted Stock generally will be deemed to be subject to restrictions (in addition to the restrictions imposed by the award) for at least six months following the date of the award. However the grantee may elect under Section 83(b) of the Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the Restricted Stock on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the grantee will recognize compensation income in the year of exercise equal to the fair market value of the Restricted Stock on the date the restrictions lapse. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the grantee in the year the grantee is taxed on the income.

TRUST MANAGERS' SHARES-FOR-FEES ARRANGEMENT

     A trust manager who elects to receive Common Shares in lieu of trust managers' fees otherwise payable in cash will be taxed on an amount equal to the fair market value of the Common Shares received as a result of the election. The Company will be entitled to a deduction in the same amount.

OPTIONS PREVIOUSLY GRANTED

     The number of Options that would have been granted for the Company's 2000 fiscal year to each of the following persons or groups if the Proposed Plan had been in effect does not differ from the number actually granted under the Current Plan for the Company's 2000 fiscal year, as set forth in the following table.

OPTIONS PREVIOUSLY GRANTED

     The number of Options that would have been granted for the Company's 2000 fiscal year to each of the following persons or groups if the Proposed Plan had been in effect does not differ from the number actually granted under the Current Plan for the Company's 2000 fiscal year, as set forth in the following table.

                   OPTION GRANTS AWARDED UNDER THE CURRENT PLAN

                                         FOR THE YEAR ENDED DECEMBER 31, 2000
                            --------------------------------------------------------------                 POTENTIAL
                                                                                                      REALIZABLE VALUE AT
                                                                                                         ASSUMED ANNUAL
                                            % OF TOTAL                                                   RATES OF STOCK
                             SECURITIES      OPTIONS                                                 PRICE APPRECIATION FOR
                             UNDERLYING      GRANTED         EXERCISE                                  OPTION TERM ($)(1)
                              OPTIONS          IN            OR BASE            EXPIRATION          -------------------------
         NAME                GRANTED (#)   FISCAL YEAR     PRICE ($/SH.)           DATE                5%             10%
--------------------------  -----------    -----------     -------------        ----------          ---------      ----------
                                                                                                          (IN THOUSANDS)
NAMED PERSONS

   John C. Goff...........         --            --                --                     --               --             --


   Dennis H. Alberts.......   300,000         25.44           18.0625             April 2010            3,408          8,636
   David M. Dean...........        --            --                --                     --               --             --
   Alan D. Friedman........        --            --                --                     --               --             --
   Jerry R. Crenshaw, Jr...        --            --                --                     --               --             --

EXECUTIVE OFFICERS.........  650,000(2)       55.12      18.0625/20.125 (2)    April/November           7,838(2)      19,862
                                                                                   2010(2)

TRUST MANAGERS.............  81,000(3)         6.87       20.75/20.596(3)    June/October 2010(3)       1,054(3)       2,671
                                                                                   2010(3)

EMPLOYEES..................  448,300(4)       38.01      18.3125/18.6250/       January/April/          5,528(4)      14,009
                                                          18.0625/17.875/       July/October/
                                                           21.375/21.75/           November
                                                          21.25/20.5625/            2000(4)
                                                            21.9375(4)

(1) Potential Realizable Value is the value of the granted options, based on the assumed annual growth rates of the share price shown during their 10-year option term. For example, a 5% growth rate, compounded annually, for Mr. Albert's grant results in a share price of $29.42 per share, and a 10% growth rate, compounded annually, results in a share price of $46.85 per share. These potential realizable values are listed to comply with the regulations of the Securities and Exchange Commission (the "Commission"), and the Company cannot predict whether these values will be achieved. Actual gains, if any, on Option exercises are dependent on the future performance of the Common Shares.

(2) This amount represents Option grants to all executive officers as a group. The amount includes Options relating to (i) 300,000 Common Shares that vest in equal one-fifth installments on April 17, 2001, 2002, 2003, 2004 and 2005 and have a potential realizable value of $3,407,823 and $8,636,092 based on 5% and 10%, respectively, assumed annual rates of stock price appreciation for the option term, and (ii) 350,000 Common Shares that vest in equal one-fifth installments on November 1, 2001, 2002, 2003, 2004 and 2005 and have a potential realizable value of $4,429,777 and $11,225,923 based on 5% and 10%, respectively, assumed annual rates of stock price appreciation for the option term.

(3) This amount represents Option grants to current trust managers, Messrs. Frank, Meyerson, Quinn, Rowsey and Sherman, who are not executive officers. The amount includes Options relating to (i) 56,000 Common Shares that vest in equal one-fifth installments on June 2001, 2002, 2003, 2004 and 2005, and have a potential realizable value of $730,776 and $1,851,928 based on 5% and 10%, respectively, assumed annual rates of stock price appreciation for the option term, and (ii) 25,000 Common Shares that vest 100% six (6) months from the date of grant in April 2001 and have a potential realizable value of $323,291 and $819,283 based on 5% and 10% respectively, assumed annual rates of stock price appreciation for the option term.

(4) This amount represents Option grants to all employees as a group who are not executive officers. The amount includes Options relating to (i) 5,100 Common Shares that vest in equal one-fifth installments on January 3, 2001, 2002, 2003, 2004 and 2005 and have a potential realizable value of $58,735 and $148,846 based on 5% and 10%, respectively, assumed annual rates of stock price appreciation for the option term, (ii) 40,000 Common Shares that vest in equal one-fifth installments on January 14, 2001, 2002, 2003, 2004 and 2005 and have a potential realizable value of $468,526 and $1,187,338 based on 5% and 10%, respectively, assumed annual rates of stock price appreciation for the option term, (iii) 16,000 Common Shares that vest in equal one-fifth installments on January 26, 2001, 2002, 2003, 2004 and 2005 and have a potential realizable value of $181,751 and $460,592 based on 5% and 10%, respectively, assumed annual rates of stock price appreciation for the option term, (iv) 172,400 Common Shares that vest in equal one-fifth installments on April 3, 2001, 2002, 2003, 2004 and 2005 have a range of potential realizable value of $1,938,033 and $4,911,356 based on 5% and 10%, respectively, assumed annual rates of stock price appreciation for the option term, (v) 3,400 Common Shares that vest in equal one-fifth installments on July 3, 2001, 2002, 2003, 2004 and 2005 and have a potential realizable value of $45,705 and $115,825 based on 5% and 10%, respectively, assumed annual rates of stock price appreciation for the option term, (vi) 66,400 Common Shares that vest in equal one-fifth installments on October 2, 2001, 2002, 2003, 2004 and 2005 and have a range of potential realizable value of $908,250 and $2,301,683 based on 5% and 10%, respectively, assumed annual rates of stock price appreciation for the option term, (vii) 90,000 Common Shares in total that vest in equal one-fifth installments on October 11, 2001, 2002, 2003, 2004 and 2005 and have a range of potential realizable value of $1,202,761 and $3,048,032 based on 5% and 10%, respectively, assumed annual rates of stock price appreciation for the option term, (viii)40,000 Common Shares that vest in equal one-fifth installments on November 13, 2001, 2002, 2003, 2004 and 2005 and have a potential realizable value of $517,266 and $1,310,853 based on 5% and 10%, respectively, assumed annual rates of stock price appreciation for the option term and (ix) 15,000 Common Shares that vest in equal one-fifth installments on November 16, 2001, 2002, 2003, 2004 and have a potential realizable value of $206,946 and $524,441 based on 5% and 10%, respectively, assumed annual rates of stock price appreciation for the option term.

INTEREST OF CERTAIN PERSONS

     The officers and trust managers of the Company may be viewed to have an interest in approval of this Proposal because each of them will be eligible to receive additional grants under the Proposed Plan.

SHAREHOLDER VOTE

     Shareholder approval of the Proposed Plan is sought for purposes of the qualification of certain Options granted or to be granted under the Proposed Plan as ISOs under Section 422 of the Code and to comply with Section 162(m) of the Code.

     THE BOARD OF TRUST MANAGERS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED PLAN.


                                PROPOSAL NUMBER 3
             APPROVAL OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

GENERAL

     The Board of Trust Managers approved adoption of a new Employee Stock Purchase Plan that is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code (the "ESPP"), subject to shareholder approval. A summary description of the ESPP is provided below, and a copy of the ESPP is attached as Exhibit C.

     If the ESPP is approved by the shareholders, the 1,000,000 Common Shares which may be issued pursuant to the purchase of Common Shares under the ESPP will represent less than PERCENTAGE TBS% of the Company's authorized Common Shares, based on the NUMBER TBS Common Shares currently authorized by the Company's Declaration of Trust. Issuance of Common Shares under the ESPP could have a dilutive financial effect because the purchase price of shares under the ESPP will be approximately 90% of their fair market value. The Company believes, however, that the issuance of Common Shares under the ESPP will not have as significant a dilutive effect as might otherwise be predicted. Moreover, the Board of Trust Managers believes that even if there were some dilutive financial effect, it would be more than justified by the incentive aspects of the program and by enhancing the Company's ability to attract and retain highly qualified officers and employees. Therefore, the Board of Trust Managers believes that adoption of the ESPP is in the best interests of the shareholders. As of DATE TBS, the aggregate fair market value of the NUMBER TBS Common Shares that could be issued under the ESPP if it is approved by the shareholders is approximately $VALUE TBS based on the closing price of the common Shares on April 19, 2001.

SUMMARY DESCRIPTION OF ESPP

     The following description of the ESPP is qualified by reference to the copy of the ESPP attached to this Proxy Statement as Exhibit C and the requirement that the ESPP be approved by the shareholders.

     General. The ESPP provides for the grant of rights to purchase Common Shares at a discount. The ESPP is not subject to the provisions of ERISA. The ESPP will terminate on DATE THAT IS 10 YEARS AFTER THE ADOPTION OF THE ESPP BY THE BOARD.

     Eligibility. The right to purchase Common Shares under the ESPP extends only to employees of the Company and of its corporate subsidiaries (including officers of either) that are designated by the Board of Trust Managers to be covered by the ESPP who also meet certain eligibility requirements described below. As of DATE TBS, 2001, the total number of employees potentially eligible to participate in the ESPP was NUMBER TBS.

     Administration. Like the Plans, the ESPP is administered by the Executive Compensation Committee. In accordance with the provisions of the ESPP, the Executive Compensation Committee has authority to determine which of the corporate subsidiaries of the Company shall be covered by the ESPP, to interpret the ESPP, to prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the ESPP, to interpret and adopt rules relating to the operation of the ESPP, and to make all other determinations necessary or advisable for the administration of the ESPP.

     Shares Available. Upon approval of the ESPP by the shareholders of the Company, the ESPP will have 1,000,000 Common Shares authorized for issuance. Under the ESPP, the number of Common Shares reserved is subject to adjustment by the Board of Trust Managers if the number of outstanding Common Shares is changed as a result of reclassification, merger, or similar event. In the event of a stock split, stock dividend or other event that is functionally equivalent to a stock split or stock dividend, the ESPP provides for automatic proportionate adjustments to rights to purchase Common Shares, the purchase price of shares, and to the number of Common Shares authorized for issuance.

     Under the ESPP, the Board of Trust Managers is authorized to grant options to purchase Common Shares to all employees of the Company and corporate subsidiaries of the Company that are designated by the Board of Trust Managers as employers under the ESPP provided that: (i) the employee's customary employment is for more than twenty (20) hours per week and more than five (5) months in a calendar year; (ii) the employee has been employed for a period of two (2) years beginning with his or her date of hire; and (iii) considering any Common Shares that the employee would be entitled to receive if he or she participated in the ESPP, the employee does not own shares and/or hold Options to purchase shares possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or corporate subsidiary of the Company.

     Options will be granted on the first business day of each offering period (the "Offering Date"). Offering periods will commence on or about January 1, April 1, July 1 and October 1 of each year (or at such other time or times as may be determined by the Executive Compensation Committee). Each eligible employee who wishes to participate in the offering will submit a payroll deduction form designating between 1% and 10% of his compensation to be deducted and used to purchase Common Shares. On the purchase date specified in the ESPP for the offering period (the "Purchase Date"), accumulated payroll deductions will be applied to purchase Common Shares. Employees generally will be able to modify their payroll deduction election or end their participation in the offering up to two days before the Purchase Date and (if they end their participation) receive a refund of their payroll deductions without interest. The price of Common Shares purchased on the Purchase Date will be 90% of the market value of Common Shares on the Offering Date or the Purchase Date, whichever is lower.

     For the purposes of the ESPP, the fair market value of the Common Shares is the last reported sale price of the Common Stock as quoted on the New York Stock Exchange on the date of grant of the option, or, if there is no trading on such date, on the most recent date upon which the Common Shares were traded. On
April 19, 2001, the last reported sale price of the Common Shares was $23.72 per share.

     The maximum number of Common Shares that an employee may purchase during each offering period is the number of shares equal to (i) 10% of the employee's compensation as of the beginning of the Offering Period, divided by (ii) 90% of the fair market value of a Common Share as of the beginning of the Offering Period, rounded down to the nearest whole share. Furthermore, no participant may purchase Common Shares having a market value (determined on the date of grant) in excess of $25,000 during a calendar year.

     Common Shares purchased under the ESPP will vest one year after the Purchase Date (or upon the employee's termination of employment on account of death, retirement or disability, if earlier). The Common Shares may not be assigned or otherwise disposed of in any manner during the vesting period. If the employee terminates employment during the vesting period (other than on account of death, retirement or disability), the Company will have the right (but not the obligation) to repurchase any or all of the unvested Common Shares for an amount equal to the purchase price of the Common Shares minus all dividends accruing to the shares beginning with the Purchase Date and ending with the termination of employment.

     Payroll deductions received or held by the Company under the ESPP may be used by the Company for any corporate purposes. The Company will not be obligated to segregate payroll deductions or pay interest on them. Termination of the employee's employment for any reason will terminate his or her participation in the ESPP if the termination occurs more than three months before the Purchase Date.

AMENDMENT OF THE ESPP

     The Board of Trust Managers may at any time amend the ESPP or the terms of awards made under the ESPP, except that no amendment may, without approval of the shareholders, (i) increase the number of Common Shares which may be issued under the ESPP, except for adjustments in certain circumstances, or (ii) permit the granting of an award to anyone other than as provided in the ESPP, and any amendment that adversely affects a participant generally may not be made without the participant's consent unless it is required by applicable law.

FEDERAL INCOME TAX CONSEQUENCES

     Information regarding the federal income tax consequences of awards granted under the ESPP follows. This information is not intended to be exhaustive and is intended only to summarize the federal income tax statutes, regulations and currently available agency interpretations thereof, and is intended to apply to the ESPP as normally operated.

     In general, no income will be recognized by a participant upon the grant or exercise of a right to purchase Common Shares under the ESPP.

     The federal income tax treatment of any gain or loss realized by the participant upon the sale or other disposition of Common Shares acquired under the ESPP will depend on the timing of the disposition. If the participant disposes of the Common Shares after the later of (i) one year after the date the Common Shares are transferred to the participant, and (ii) two years after the date of grant of the option to purchase Common Shares under the ESPP (the statutory holding periods), the participant generally will recognize ordinary income equal to the lesser of (a) the amount by which the fair market value of the Common Shares at the time the option was granted exceeds the option price, and (b) the amount by which the fair market value of the Common Shares at the time of disposition exceeds the purchase price of the Common Shares. Any additional gain will be taxed as capital gain. The Company will not be entitled to an income tax deduction by reason of any disposition.

     If the sales price is less than the option price, the participant will not recognize ordinary income. Instead, the participant will have a long-term capital loss equal to the difference.

     If the participant disposes of the Common Shares acquired under the ESPP before the end of the statutory holding periods (a "disqualifying disposition"), the participant generally will recognize ordinary income in the year of such disposition to the extent of the difference between the option price for the Common Shares and the fair market value of the Common Shares on the date of exercise. Any additional gain will be taxed as capital gain.

The Company will be entitled to an income tax deduction for its taxable year in which the disqualifying disposition occurs equal to the amount of ordinary income recognized by the participant.

INTEREST OF CERTAIN PERSONS

     The officers of the Company may be viewed to have an interest in approval of this Proposal because each of them will be eligible to receive additional grants under the ESPP and to participate in the ESPP.

SHAREHOLDER VOTE

     Shareholder approval of the ESPP is sought for purposes of the qualification of the ESPP as an employee stock purchase plan under Section 423 of the Code.

     THE BOARD OF TRUST MANAGERS RECOMMENDS A VOTE FOR APPROVAL OF THE ESPP.


                                PROPOSAL NUMBER 4
       AMENDMENT OF DECLARATION OF TRUST TO INCREASE EXISTING HOLDER LIMIT


GENERAL

    The Board of Trust Managers has unanimously approved and directed that there be submitted to holders of the Common Shares for their approval amendments to certain provisions of Article VI of the Declaration of Trust to permit the Board of Trust Managers to increase the limit on the percentage of the issued and outstanding Common Shares that Richard E. Rainwater, Chairman of the Board of Trust Managers, and certain related persons (collectively, "Rainwater") may own, or be deemed to own by virtue of certain attribution provisions of the Code (the "Existing Holder Limit"), to 9.5%. The text of the proposed amendments is set forth in Exhibit D to this Proxy Statement and is incorporated herein by reference, and this description of the proposed amendments is qualified in its entirety by reference thereto.

    Under the Declaration of Trust, the Board of Trust Managers has the authority, without consent of the shareholders, to increase the ownership limit applicable to holders of Common Shares other than Rainwater and to increase the ownership limit applicable to holders of any series of the Company's preferred shares of beneficial interest, par value $.01 per share ("Preferred Shares"), up to 9.9% of the issued and outstanding Common Shares or series of Preferred Shares. Currently, the ownership limit applicable to holders of Common Shares is 8.0%, and the ownership limit applicable to holders of Preferred Shares is 9.9%. The Board also has the authority, with the consent of Mr. Rainwater, to decrease the Existing Holder Limit. None of these actions is considered an amendment to the Declaration of Trust. The Board does not have the authority, however, to increase the Existing Holder Limit after it has been decreased by the Board.

    At the time that the Company adopted its original Declaration of Trust, the Existing Holder Limit was 9.5%. Since that time, the Board of Trust Managers, acting with the consent of Mr. Rainwater, reduced the Existing Holder Limit to 8.0% of the issued and outstanding Common Shares.

    At this time, Rainwater has expressed an interest in having the ability to purchase additional Common Shares. The Existing Holder Limit (as long as it is set at its reduced level of 8.0%) may not provide Rainwater with sufficient flexibility in connection with any purchases of additional Common Shares that he may elect to make.

Accordingly, the Board of Trust Managers believes that it is in the best interests of the Company to provide Rainwater with the ability to purchase additional Common Shares by amending the Declaration of Trust to increase the Existing Holder Limit to 9.5%.

    Mr. Rainwater may be viewed to have an interest in approval of this Proposal as a result of his beneficial ownership of Common Shares (as described in "Voting Securities and Principal Shareholders" below) and his positions with the Company and certain related entities (as described above in "Trust Managers and Executive Officers").

RECOMMENDATION OF THE BOARD OF TRUST MANAGERS

    The Board of Trust Managers has determined that it is in the best interests of the Company to permit Rainwater to maintain a significant ownership interest in the Company at a level greater than 8.0% of the outstanding Common Shares. The Board of Trust Managers therefore has determined that it is in the best interests of the Company to increase the Existing Holder Limit so that Rainwater may purchase additional Common Shares, subject to the original ownership limit of 9.5%. If the shareholders approve the amendment to the Declaration of Trust to permit the Board of Trust Managers to increase the Existing Holder Limit to 9.5% of the outstanding Common Shares, the Board intends to increase the Existing Holder Limit to 9.5%. In that event, Rainwater will be able to purchase up to 9.5% of the outstanding Common Shares. The Board of Trust Managers does not presently intend to increase the ownership limit applicable to other holders of the Common Shares above the current level of 8.0%.

    FOR THE REASONS DISCUSSED ABOVE UNDER "-- GENERAL," THE BOARD OF TRUST MANAGERS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO AMEND THE DECLARATION OF TRUST AS SET FORTH IN EXHIBIT D TO PERMIT THE BOARD OF TRUST MANAGERS TO INCREASE THE EXISTING HOLDER LIMIT FROM 8.0% TO 9.5%.

ANTITAKEOVER EFFECTS OF OWNERSHIP LIMITATIONS AND OTHER DECLARATION OF TRUST AND BYLAW PROVISIONS

    General. The limitations on ownership of Common Shares described above, as well as certain other provisions of the Declaration of Trust and the Bylaws, are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of the Company to negotiate first with the Board of Trust Managers. As a result, these provisions, which were designed primarily to preserve the Company's status as a real estate investment trust for federal income tax purposes, also may have the effect of inhibiting or impeding acquisition or attempted acquisition of control of the Company by means of a tender offer, a proxy contest or otherwise. The Company believes that these provisions increase the likelihood that proposals initially will be on more attractive terms than would be the case in their absence and increase the likelihood of negotiations, which might outweigh the potential disadvantages of discouraging such proposals because, among other things, negotiation of such proposals might result in improvement of terms. The description of these provisions that is set forth below is only a summary of the terms of the Declaration of Trust and Bylaws (copies of which may be obtained without charge on written request to David M. Dean, Executive Vice President, Law and Administration and Secretary, 777 Main Street, Suite 2100, Fort Worth, Texas 76102).

    Staggered Board of Trust Managers. The Declaration of Trust and the Bylaws provide that the Board of Trust Managers be divided into three classes of trust managers, each class constituting approximately one-third of the total number of trust managers, with the classes serving staggered three-year terms. The classification of the Board of Trust Managers will have the effect of making it more difficult for shareholders to change the composition of the Board of Trust Managers because only a minority of the trust managers are up for election, and may be replaced by vote of the shareholders at any one time. The Company believes, however, that the longer terms associated with the classified Board of Trust Managers will help to ensure continuity and stability of the Company's management and policies and enhance the Company's ability to negotiate favorable terms with a proponent of an unsolicited or unfriendly proposal without precluding any proposals of this type.

    The classification provisions also could have the effect of discouraging a third party from accumulating a large block of the Company's capital shares or attempting to obtain control of the Company, even though such an attempt might be beneficial to the Company and some, or a majority, of its shareholders. Accordingly, under certain circumstances, shareholders could be deprived of opportunities to sell their Common Shares at a higher price than might otherwise be available.

    Number of Trust Managers; Removal; Filling Vacancies. Subject to any rights of holders of Preferred Shares to elect additional trust managers under specified circumstances ("Preferred Holders' Rights"), the Declaration of Trust provides that the number of trust managers will be fixed by, or in the manner provided in, the Bylaws, but must not be more than 25 nor less than one. In addition, the Bylaws provide that, subject to any Preferred Holders' Rights, the number of trust managers will be fixed by the Board of Trust Managers, but must not be more than 25 nor less than three. In addition, the Bylaws provide that, subject to any Preferred Holders' Rights, and unless the Board of Trust Managers otherwise determines, any vacancies (other than vacancies created by an increase in the total number of trust managers) will be filled by the affirmative vote of a majority of the remaining trust managers, although less than a quorum, and any vacancies created by an increase in the total number of trust managers may be filled by a majority of the entire Board of Trust Managers. Accordingly, the Board of Trust Managers could temporarily prevent any shareholder from enlarging the Board of Trust Managers and then filling the new trust manager position with such shareholder's own nominees.

    The Declaration of Trust and the Bylaws provide that, subject to any Preferred Holders' Rights, trust managers may be removed only for cause upon the affirmative vote of holders of at least 80% of the entire voting power of all the then-outstanding shares entitled to vote generally in the election of trust managers, voting together as a single class.

    Relevant Factors to be Considered by the Board of Trust Managers. The Declaration of Trust provides that, in determining what is in the best interest of the Company in evaluating a "business combination," "change in control" or other transaction, a trust manager of the Company shall consider all of the relevant factors. These factors may include (i) the immediate and long-term effects of the transaction on the Company's shareholders, including shareholders, if any, who do not participate in the transaction; (ii) the social and economic effects of the transaction on the Company's employees, suppliers, creditors and customers and others dealing with the Company and on the communities in which the Company operates and is located; (iii) whether the transaction is acceptable, based on the historical and current operating results and financial condition of the Company; (iv) whether a more favorable price would be obtained for the Common Shares or other securities in the future; (v) the reputation and business practices of the other party or parties to the proposed transaction, including its or their management and affiliates, as they would affect employees of the Company; (vi) the future value of the Company's securities; (vii) any legal or regulatory issues raised by the transaction; and
(viii) the business and financial condition and earnings prospects of the other party or parties to the proposed transaction including, without limitation, debt service and other existing financial obligations, financial obligations to be incurred in connection with the transaction, and other foreseeable financial obligations of such other party or parties. Pursuant to this provision, the Board of Trust Managers may consider subjective factors affecting a proposal, including certain nonfinancial matters, and, on the basis of these considerations, may oppose a business combination or other transaction which, evaluated only in terms of its financial merits, might be attractive to some, or a majority, of the Company's shareholders.

    Advance Notice Provisions for Shareholder Nominations and Proposals. The Bylaws provide for advance notice procedures for shareholders to make nominations of candidates for trust manager or bring other business before an annual meeting of shareholders of the Company. See "Shareholder Proposals for the Company's 2002 Annual Meeting of Shareholders," below, for a description of these procedures.

    The purpose of requiring shareholders to give the Company advance notice of nominations and other business is to afford the Board of Trust Managers a meaningful opportunity to consider the qualifications of the proposed nominees or the advisability of the other proposed business and, to the extent deemed necessary or desirable by the

Board of Trust Managers, to inform shareholders and make recommendations about such nominees or business, as well as to ensure an orderly procedure for conducting meetings of shareholders. Although the Bylaws do not give the Board of Trust Managers power to block shareholder nominations for the election of trust managers or proposals for action, the shareholder notice procedures may have the effect of discouraging a shareholder from proposing nominees or business, precluding a contest for the election of trust managers or the consideration of shareholder proposals if procedural requirements are not met, and deterring third parties from soliciting proxies for a non-management proposal or slate of trust managers, without regard to the merits of such proposal or slate.

    Preferred Shares. The Declaration of Trust authorizes the Board of Trust Managers to establish one or more series of Preferred Shares and to determine, with respect to any series of Preferred Shares, the preferences, rights and other terms of such series. The Company believes that the ability of the Board of Trust Managers to issue one or more series of Preferred Shares will provide the Company with increased flexibility in structuring possible future financings and acquisitions, and in meeting other corporate needs. The authorized Preferred Shares are available for issuance without further action by the Company's shareholders, unless such action is required by applicable law or the rules of any stock exchange or automated quotation system on which the Company's securities may be listed or traded at the time of issuance or proposed issuance. Although the Board of Trust Managers has no present intention to do so, it could, in the future, issue a series of Preferred Shares which, due to its terms, could impede a merger, tender offer or other transaction that some, or a majority, of the Company's shareholders might believe to be in their best interests or in which shareholders might receive a premium over then-prevailing market prices for their Common Shares.

    Amendment of Declaration of Trust. The Declaration of Trust provides that it may be amended only by the affirmative vote of the holders of not less than two-thirds of the votes entitled to be cast, except that the provisions of the Declaration of Trust relating to "business combinations" or "control shares" (as described below under "-- Business Combinations" and "-- Control Share Acquisitions") may be amended only with the affirmative vote of 80% of the votes entitled to be cast, voting together as a single class.

    Rights to Purchase Securities and Other Property. The Declaration of Trust authorizes the Board of Trust Managers, subject to any rights of holders of any series of Preferred Shares, to create and issue rights entitling the holders thereof to purchase from the Company equity securities of all classes ("Equity Shares") or other securities or property. The times at which and terms upon which such rights are to be issued are within the discretion of the Board of Trust Managers. This provision is intended to confirm the authority of the Board of Trust Managers to issue share purchase rights which could have terms that would impede a merger, tender offer or other takeover attempt, or other rights to purchase securities of the Company or any other entity.

    Business Combinations. The Declaration of Trust establishes special requirements with respect to "business combinations" (including a merger, consolidation, share exchange, or, in certain circumstances, an asset transfer or issuance of reclassification of equity securities) between the Company and any person who beneficially owns, directly or indirectly, 10% or more of the voting power of the Company's shares (an "Interested Shareholder"), subject to certain exemptions. In general, the Declaration of Trust provides that an Interested Shareholder or any affiliate thereof may not engage in a "business combination" with the Company for a period of five years following the date he becomes an Interested Shareholder. Thereafter, pursuant to the Declaration of Trust, such transactions must be (i) approved by the Board of Trust Managers and
(ii) approved by the affirmative vote of at least 80% of the votes entitled to be cast by outstanding voting shares of the Company, voting together as a single class, and two-thirds of the votes entitled to be cast by holders of voting shares other than voting shares held by the Interested Shareholder with whom the business combination is to be effected, unless, among other things, the holders of Equity Shares receive a minimum price (as defined in the Declaration of Trust) for their shares and the consideration is received in cash or in the same form as previously paid by the Interested Shareholder for his shares. These provisions of the Declaration of Trust do not apply, however, to business combinations that are approved or exempted by the Board of Trust Managers prior to the time that the Interested Shareholder becomes an Interested Shareholder.

    Control Share Acquisitions. The Declaration of Trust provides that "control shares" of the Company acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast by the holders of Equity Shares, excluding shares as to which the acquiror, officers of the Company and employees of the Company who are also trust managers have the right to vote or direct the vote. "Control shares" are Equity Shares which, if aggregated with all other Equity Shares previously acquired which the person is entitled to vote, would entitle the acquiror to vote (i) 20% or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority of the outstanding voting shares of the Company. Control shares do not include Equity Shares that the acquiring person is entitled to vote on the basis of prior shareholder approval. A "control share acquisition" is defined as the acquisition of control shares, subject to certain exemptions enumerated in the Declaration of Trust.

    The Declaration of Trust provides that a person who has made or proposed to make a control share acquisition and who has obtained a definitive financing agreement with a responsible financial institution providing for any amount of financing not to be provided by the acquiring person may compel the Board of Trust Managers to call a special meeting of shareholders to be held within 50 days of demand to consider the voting rights of the Equity Shares. If no request for a meeting is made, the Declaration of Trust permits the Company itself to present the question at any shareholders' meeting.

    Pursuant to the Declaration of Trust, if voting rights are not approved at a shareholders' meeting or if the acquiring person does not deliver an acquiring person statement as required by the Declaration of Trust, then, subject to certain conditions and limitations set forth in the Declaration of Trust, the Company will have the right to redeem any or all of the control shares, except those for which voting rights have previously been approved, for fair value determined, without regard to the absence of voting rights of the control shares, as of, in the event that voting rights are not approved at a shareholders' meeting, the date of any meeting of shareholders at which the voting rights of such shares are considered and not approved, or, in the event that the acquiring person does not deliver an acquisition person statement, during the 60-day period commencing on the eleventh day after the control share acquisition and ending 60 days after a statement has been delivered. Under the Declaration of Trust, if voting rights for control shares are approved at a shareholders' meeting and, as a result, the acquiror would be entitled to vote a majority of the Equity Shares entitled to vote, all other shareholders will have the rights of dissenting shareholders under the Texas Real Estate Investment Trust Act (the "TRA"). The Declaration of Trust provides that the fair value of the Equity Shares for purposes of such appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition, and that certain limitations and restrictions of the TRA otherwise applicable to the exercise of dissenters' rights do not apply.

    These provisions of the Declaration of Trust do not apply to Equity Shares acquired in a merger, consolidation or share exchange if the Company is a party to the transaction, or if the acquisition is approved or excepted by the Declaration of Trust or Bylaws of the Company prior to a control share acquisition.

    Ownership Limit. The limitation on ownership of Common Shares set forth in the Declaration of Trust, which is designed to assure that the Company maintains its status as a real estate investment trust for federal income tax purposes, could have the effect of discouraging offers to acquire the Company and of increasing the difficulty of consummating any such offer.


                                PROPOSAL NUMBER 5
               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    Arthur Andersen LLP has served as the Company's independent auditors from inception through the fiscal year ended December 31, 2000, and has been appointed by the Board of Trust Managers to continue as the Company's independent auditors for the fiscal year ending December 31, 2001. In the event that ratification of this appointment of auditors is not approved by the affirmative vote of a majority of the votes cast on the matter by shareholders present in person or represented by proxy at the Meeting and entitled to vote on the matter, then the Board of Trust Managers will reconsider its appointment of independent auditors.

    A representative of Arthur Andersen LLP is expected to be present at the Meeting. The representative will have an opportunity to make a statement and will be able to respond to appropriate questions.

    Fiscal 2000 Audit Firm Fee Summary. During fiscal year 2000, The Company retained Arthur Andersen LLP to provide services in the following categories and amounts:

Audit Fees..........................................       $398,800
Financial Information Systems Design and
Implementation Fees.................................       $      0
All Other Fees*.....................................       $156,900

----------

*Includes accounting consulting, tax compliance and consulting fees

    The Audit Committee of the Board of Trust Managers has considered those services provided by Arthur Andersen LLP for the Company not provided in conjunction with the audit and review of its financial statements and has determined that such services are compatible with maintaining the independence of Arthur Andersen LLP.

    THE BOARD OF TRUST MANAGERS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2001.


                                PROPOSAL NUMBER 6
                             PROPOSAL BY SHAREHOLDER

SHAREHOLDER PROPOSAL BY SEIU

    THE FOLLOWING PROPOSAL HAS BEEN SUBMITTED BY SERVICE EMPLOYEES INTERNATIONAL UNION ("SEIU"), 1313 L STREET, N.W., WASHINGTON, D.C. 20005 IN THE FORM IN WHICH IT WAS SUBMITTED TO THE COMPANY. SEIU IS THE OWNER OF 147 SHARES OF THE COMPANY.

         RESOLVED: That the shareholders of Crescent Real Estate Equities Company urge the Board of Trust Managers to take the necessary steps to declassify the Board of Trust Managers for the purpose of trustee elections. The Board declassification shall be done in a manner that does not affect the unexpired terms of trustees previously elected.

         SHAREHOLDER SUPPORTING STATEMENT BY SEIU

         We believe the election of trustees is the most powerful way that shareholders influence the strategic direction of our company. Currently the Board of Trust Mangers of Crescent Real Estate Equities is divided into three classes serving staggered three-year terms. It is our belief that the classification of the Board of Trust Managers is not in the best interests of Crescent Real Estate Equities and its shareholders. The elimination of the staggered board would require each trustee to stand for election annually. This procedure would allow shareholders an opportunity to annually register their views on the performance of the board collectively and each trustee individually. Concerns that the annual election of trustees would leave the Company without experienced board members in the event that all incumbents are voted out are unfounded. If the owners should choose to replace the entire board, it would be obvious that the incumbent trustees' contributions were not valued.

         A classified board of trustees protects the incumbency of the board of trustees and current management which in turn limits accountability to stockholders. It is our belief Crescent Real Estate Equities' corporate governance procedures and practices, and the level of management accountability they impose, are related to the financial performance of the Company. While Crescent Real Estate Equities' current performance is good, we believe sound corporate governance practices, such as the annual election of trustees, will impose the level of management accountability necessary to help insure that a good performance record continues over the long term.

         Classified boards like ours have become increasingly unpopular in recent years. Last year a majority of shareholders supported proposals asking their boards to repeal classified board structures at a total of 34 companies, including Bristol-Myers Squibb, Eastman Kodak, Airborne Freight, Kmart, Kroger, Merck, J.C. Penney, UnitedHealth Group, Dun & Bradstreet and Sears Roebuck.

         For a greater voice in the governance of Crescent Real Estate Equities and annual Board of Trust Managers accountability we ask shareholder to vote YES on this proposal.

OPPOSITION STATEMENT BY CRESCENT REAL ESTATE EQUITIES COMPANY

    The Company's current system for electing trust managers by classes was approved by the shareholders in 1994 and has been in place since prior to the Company's initial public offering. Under this system, the Board of Trust Managers is divided into three classes, each constituting approximately one-third of the total number of trust managers.

    With the classified Board, the likelihood of continuity and stability in the Board's business strategies and policies is enhanced since, generally, approximately two-thirds of the trust managers at all times will have had prior experience and familiarity with the business and affairs of the Company. This experience and familiarity contributes to more effective long-range strategic planning and a focus on long-term performance.

    The classified Board is intended to encourage persons who may seek to acquire control of the Company to initiate such action through negotiations with the Board. If a potential acquiror does not negotiate with the Company, the existence of the classified Board means that at least two meetings of shareholders would generally be required to replace a majority of the Board. By reducing the threat of an abrupt change in the composition of the entire Board, classification of trust managers would provide the Board with an adequate opportunity to fulfill its duties to the Company's shareholders to review any takeover proposal, study appropriate alternatives and achieve the best results for all shareholders. The Board believes that a classified Board enhances the ability to negotiate favorable terms with the proponent of an unfriendly or unsolicited proposal, but that it does not preclude takeover offers.

    The Board believes that trust managers elected to a classified Board are no less accountable to shareholders than they would be if all trust managers were elected annually. The same standards of performance and fiduciary duties apply to all trust managers regardless of their term of service. The Board addresses many important issues during the year and is confident that its attention to these issues is in no way affected by the timing of elections.

    Adoption of this proposal would not automatically eliminate the classified Board. Further action by the shareholders would be required to amend the Declaration of Trust and Amended and Restated Bylaws, as amended. Under these documents, the approval of two-thirds of the outstanding Common Shares would be required for approval of any amendment. Under Texas law, an amendment to the Declaration of Trust requires a recommendation from the Board of Trust Managers prior to submission to shareholders. While the Board would consider such an amendment, it remains subject to its fiduciary duty to act in a manner it believes to be in the best interest of the Company and its shareholders generally.

    Therefore, your Board of Trust Managers recommends a vote AGAINST this proposal.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

    The following table sets forth the beneficial ownership of Common Shares as of ________, 2001 for (i) each shareholder of the Company who beneficially owns more than 5% of the Common Shares, (ii) each trust manager and named executive officer of the Company or the General Partner, and (iii) the trust managers and executive officers of the Company or the General Partner as a group. Unless otherwise indicated in the footnotes, the listed beneficial owner directly owns all Common Shares.


                            BENEFICIAL OWNERSHIP(1)

                                                             NUMBER OF               PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER(2)               COMMON SHARES(3)(4)(5)      COMMON SHARES(6)
---------------------------------------               -----------------------     -----------------
Richard E. Rainwater..............................          13,558,868(7)               10.5%
John C. Goff......................................           3,112,940(8)                2.5%
Anthony M. Frank..................................              64,000                    *
Morton H. Meyerson................................             291,219(9)                 *
William F. Quinn..................................              66,536                    *
Paul E. Rowsey, III...............................              77,961                    *
David M. Sherman..................................              25,000                    *
Dennis H. Alberts.................................             145,000                    *

David M. Dean.....................................             187,545(10)                *
Alan D. Friedman(11)..............................             260,455(11)                *
Jerry R. Crenshaw, Jr.............................             168,049(12)                *
The Prudential Insurance Company of America.......           7,875,074(13)               6.42%
   751 Broad Street
   Newark, New Jersey  07102-3777
FMR Corp..........................................           6,949,630(14)               5.67%
  82 Devonshire Street
   Boston, Massachusetts 02109
Barrow, Hanley, Mewhinney & Strauss...............           6,099,400(15)               4.97%
   One McKinney Avenue
   15th Floor
   Dallas, Texas 75204
Franklin Resources, Inc...........................           5,429,646(16)               4.43%
   777 Mariners Island Boulevard
   San Mateo, California 94404
MS Advisory Partners, L.P. and Related Parties....
                                                                     +                   +
   591 Redwood Highway
   Suite 3215
   Mill Valley, California  94941(18)
Trust Managers and Executive Officers as a
Group  (16 persons) ..............................          18,175,316(7)(8)(9)         13.7%
                                                              (10)(11)(12)(17)

----------

*    Less than 1%

+    See Footnote (19) below

(1) All information is as of the Record Date, unless otherwise indicated. The number of Common Shares beneficially owned is reported on the basis of regulations of the Commission governing the determination of beneficial ownership of securities. Accordingly, the number of Common Shares a person beneficially owns includes (i) the number of Common Shares that such person has the right to acquire within 60 days of the Record Date upon the exercise of Options granted pursuant to the 1994 Crescent Real Estate Equities, Inc. Stock Incentive Plan

     (the "1994 Plan") or the Current Plan, (ii) the number of Common Shares that may be issued upon exchange of Units of the Operating Partnership that such person owns for Common Shares, with such exchange made on the basis of two Common Shares for each Unit exchanged (assuming the Company elects to issue Common Shares rather than pay cash upon such exchange), and (iii) the number of Common Shares that may be issued upon exercise of options (the "Unit Options") granted under the 1996 Crescent Real Estate Equities Limited Partnership Unit Incentive Plan (the "Unit Plan"), as amended, to purchase Units and the subsequent exchange of such Units for Common Shares, with such exchange made on the basis of two Common Shares for each Unit exchanged (assuming the Company elects to issue Common Shares rather than pay cash upon such exchange). In addition, the number of Common Shares a person beneficially owns is deemed to include the number of Common Shares issuable upon exchange of the Preferred Shares, each of which is currently convertible into .6119 Common Shares. As of the Record Date, none of the persons listed in the Beneficial Ownership table, other than FMR Corp., and no executive officer not listed in the table, beneficially owned any Preferred Shares.

(2) Unless otherwise indicated, the address of each beneficial owner is 777 Main Street, Suite 2100, Fort Worth, Texas 76102.

(3) The number of Common Shares the following persons beneficially own includes the number of Common Shares indicated due to the vesting of unexercised Options, as follows: Anthony M. Frank -- 30,800; Morton H. Meyerson -- 28,000 (see footnote 9); William F. Quinn -- 57,000; Paul E. Rowsey, III -- 39,200; David M. Sherman -- 25,000; Dennis H. Alberts -- 60,000, Jerry R. Crenshaw -- 143,400; David M. Dean -- 157,450; Alan D. Friedman -- 195,000;
     and Trust Managers and Executive Officers as a Group -- 893,350.

(4) The number of Common Shares the following persons beneficially own includes the number of Common Shares owned indirectly through participation in the General Partner's 401(k) Plan as of March 31, 2001, as follows: John C. Goff -- 5,250 Jerry R. Crenshaw -- 5,993; David M. Dean -- 9,474; John L. Zogg, Jr. -- 2,433; and Trust Managers and Executive Officers as a Group -- 23,150.

(5) The number of Common Shares the following persons beneficially own includes the number of Common Shares that may be issued upon exchange of Units that such person owns, as follows: Richard E. Rainwater -- 6,671,666; John C. Goff -- 1,912,970; Alan D. Friedman -- 54,300; Morton H. Meyerson -- 54,858; and Trust Managers and Executive Officers as a Group -- 8,693,794.

(6) The percentage of Common Shares that a person listed in the Beneficial Ownership table beneficially owns assumes that (i) as to that person, all Units are exchanged for Common Shares, all Preferred Shares are exchanged for Common Shares, all Options exercisable within 60 days of the Record Date are exercised and all Unit Options exercisable within 60 days of the Record Date are exercised and the Units so acquired are subsequently exchanged for Common Shares, and (ii) as to all other persons, no Units are exchanged for Common Shares, no Preferred Shares are exchanged for Common Shares, and no Options or Unit Options are exercised.

(7) The number of Common Shares that Mr. Rainwater beneficially owns includes 743,920 Common Shares and 2,148 Common Shares that may be issued upon exchange of Units that Darla Moore, Mr. Rainwater's spouse, owns. Mr. Rainwater disclaims beneficial ownership of these Common Shares. In addition, the number of Common Shares that Mr. Rainwater beneficially owns includes 2,943,744 Common Shares and 6,335,564 Common Shares that may be issued upon exchange of Units that Mr. Rainwater owns indirectly, including
     (i) 12,346 Common Shares and 49,506 Common Shares that may be issued upon exchange of Units owned by Rainwater, Inc., a Texas corporation, of which Mr. Rainwater is a director and the sole owner, (ii) 2,425,836 Common Shares that may be issued upon exchange of Units owned by Rainwater Investor Partners, Ltd., a Texas limited partnership, of which Rainwater, Inc. is the sole general partner, (iii) 555,424 Common Shares that may be issued upon exchange of Units owned by Rainwater RainAm Investors, L.P., a Texas limited partnership, of which Rainwater, Inc. is the sole general partner, (iv) 3,304,798 Common Shares that may be issued upon exchange of Units owned by Office Towers LLC, a Nevada limited liability company, of which Mr. Rainwater and Rainwater, Inc. own an aggregate 100% interest, and
     (v) 2,931,398 Common Shares owned by the Richard E. Rainwater 1995 Charitable Remainder Unitrust No. 1, of which Mr. Rainwater is the settlor and has the power to remove the trustee and designate a successor, including himself.

(8) The number of Units that Mr. Goff beneficially owns includes (i) 152,560 Common Shares that may be issued upon exchange of Units that the Goff Family, L.P., a Delaware limited partnership, owns, and (ii) 214,286 Common Shares that may be issued upon exchange of Units due to the vesting of Unit Options. Mr. Goff disclaims beneficial ownership of the Common Shares that may be issued upon exchange of Units that the Goff Family, L.P. owns in excess of his pecuniary interest in such Units.

(9)  The number of Common Shares that Mr. Meyerson beneficially owns includes
     (i) 80,000 Common Shares that trusts established for the benefit of Mr. Meyerson's children (the "Meyerson Trusts") own, (ii) 5,000 Common Shares that Mr. Meyerson's son's estate owns, (iii) 8,400 Common Shares owned by Big Bend III Investments, L.P. ("Big Bend"), in which Mr. Meyerson owns a 49.5% limited partner interest, and a corporation of which Mr. Meyerson is the sole shareholder owns a 1% general partner interest and (iv) 11,200 Common Shares due to the vesting of Options that were originally granted to Mr. Meyerson and then transferred to Big Bend. The number of Common Shares that Mr. Meyerson beneficially owns also includes (i) 16,880 Common Shares that may be issued upon exchange of Units that the Meyerson Trusts own, and
     (ii) 37,978 Common Shares that may be issued upon exchange of Units that Big Bend owns. Mr. Meyerson disclaims beneficial ownership of all Common Shares and Common Shares that may be issued upon exchange of Units that the Meyerson Trusts and his son's estate own. Mr. Meyerson also disclaims beneficial ownership of the Common Shares and the Common Shares that may be issued upon exchange of Units that Big Bend owns in excess of Mr. Meyerson's beneficial interest in Big Bend.

(10) The number of Common Shares that Mr. Dean beneficially owns includes 7,512 Common Shares, 31,600 Common Shares that may be issued upon exercise of Options, 572 Restricted Shares, which will vest (i.e., the restrictions will lapse) in March 2002 and 3,341 Common Shares of the General Partner's 401(k) Plan, all of which are owned by Theresa E. Black, Mr. Dean's spouse. Mr. Dean disclaims beneficial ownership of all of Ms. Black's Common Shares. In addition, the number of Common Shares that Mr. Dean beneficially owns includes 2,573 Restricted Shares, which will vest (i.e., the restrictions will lapse) in March 2002. Mr. Dean has sole voting power with respect to these Restricted Shares.

(11) The number of Common Shares that Mr. Friedman beneficially owns includes 10 Common Shares that Mr. Friedman holds for his son, a minor. In addition, the number of Common Shares that Mr. Friedman beneficially owns includes 3,145 Restricted Shares, which will vest (i.e., the restrictions will lapse) in March 2002. Mr. Friedman has sole voting power with respect to these Restricted Shares. On March 30, 2001, Mr. Friedman resigned as an officer of the Company.

(12) The number of Common Shares that Mr. Crenshaw beneficially owns includes 2,573 Restricted Shares, which will vest (i.e., the restrictions will lapse) in March 2002. Mr. Crenshaw has sole voting power with respect to these Restricted Shares.

(13) The Prudential Insurance Company of America ("Prudential") filed a Schedule 13G/A ("Prudential Schedule 13G/A"), as of January, 29, 2001, reporting that Prudential beneficially owns 7,875,074 Common Shares. Prudential holds 5,497,121 of the 7,875,074 Common Shares for the benefit of its general account and has sole voting and dispositive power as to such Common Shares. Prudential holds 2,377,953 of the 7,875,074 Common Shares for its own benefit or for the benefit of its clients by its separate accounts, externally managed accounts, registered investment companies, subsidiaries and/or other affiliates and has shared voting and dispositive power as to such Common Shares. All information presented above relating to Prudential is based solely on the Prudential Schedule 13G/A.

(14) FMR Corp. filed a Schedule 13G ("FMR Schedule 13G"), as of February 13, 2001, reporting that FMR Corp. beneficially owns 6,949,630 Common Shares, 1,462,100 of which it has the sole power to vote or direct the vote, and all of which it has the sole power to dispose of or direct the disposition. Fidelity Management & Research Company ("Fidelity"), a registered investment adviser and a wholly owned subsidiary of FMR Corp., beneficially owns 5,487,530 Common Shares. In addition to such 5,487,530 Common Shares, Fidelity Management Trust Company ("Fidelity Management"), a wholly owned subsidiary of FMR Corp., beneficially owns 1,462,100 Common Shares. Fidelity beneficially owns 5,487,530 Common Shares as a result of serving as investment adviser to various registered investment companies (the "Funds"). Each of (i) Edward C. Johnson III, chairman of FMR Corp., (ii) FMR Corp., through its control of Fidelity, and (iii) the Funds, has sole power to dispose of such 5,487,530 Common Shares that the Funds own. Neither FMR Corp. nor Edward C. Johnson III has the sole power to vote or direct the voting of the Common Shares that the Funds own, which power resides with the Funds' boards of trustees. Fidelity carries out voting of the Common Shares under written guidelines that the Funds' boards of trustees establish. Fidelity Management beneficially owns 1,462,100 Common Shares as a result of its serving as investment manager of certain institutional accounts. Each of Edward C. Johnson III and FMR Corp., through its control of Fidelity Management, has sole dispositive power over such 1,462,100 Common Shares and sole voting power over 1,462,100 Common Shares. FMR Corp.'s beneficial ownership may include shares beneficially owned through Strategic Advisers, Inc., a wholly owned subsidiary of FMR Corp. and a registered investment adviser that provides investment advisory services to individuals and that has sole dispositive power (but not sole voting power) over certain securities held for clients. Members of the family of Edward C. Johnson III family, through their ownership of voting common stock of FMR Corp. and the execution of a stockholders' voting agreement, may be deemed to form a controlling group with respect to FMR Corp. All information presented herein relating to FMR Corp., Fidelity and Fidelity Management is based solely on the FMR Schedule 13G.

(15) Barrow, Hanley, Mewhinney & Strauss ("Barrow") filed a Schedule 13G ("Barrow Schedule 13G") , as of February 12, 2001, reporting that Barrow beneficially owns 6,099,400 Common Shares. Barrow holds 4,061,400 of the 6,099,400 Common Shares for the benefit of its general account and has sole voting and dispositive power as to such Common Shares. Prudential holds 2,038,000 of the 6,099,400 Common Shares for its own benefit or for the benefit of its clients by its separate accounts, externally managed accounts, registered investment companies, subsidiaries and/or other affiliates and has shared voting power and sole dispositive power as to such Common Shares. All information presented above relating to Barrow is based solely on the Barrow Schedule 13G.

(16) Franklin Resources, Inc. ("Franklin") filed a Schedule 13G/A ("Franklin
     Schedule 13G/A"), as of January 30, 2001, reporting that Franklin beneficially owns 5,429,646 Common Shares. Franklin does not have the power to vote or dispose of any of these Common Shares. According to the Franklin
     Schedule 13G/A, the 5,429,646 Common Shares are beneficially owned by one or more open-end or closed-end investment companies and other managed accounts. These investment companies and managed accounts are advised by direct and indirect advisory subsidiaries (the "Adviser Subsidiaries") of Franklin. Under the advisory contracts, the Adviser Subsidiaries hold all voting and dispositive power with regard to these Common Shares and, therefore, according to the Franklin Schedule 13G/A, may be deemed to have beneficial ownership of the securities. Each of Charles P. Johnson and Rupert H. Johnson, Jr. (the "Principal Stockholders") own in excess of 10% of the outstanding common stock of Franklin and are the principal stockholders of Franklin. Franklin and the Principal Stockholders may be deemed to be the beneficial owner of securities held by Franklin Subsidiaries. Each of Franklin, the Adviser Subsidiaries and the Principal Stockholders disclaim any economic interest in or beneficial ownership of the securities covered by the Franklin Schedule 13G/A. Each of Franklin, the Principal Stockholders, and the Adviser Subsidiaries state in the Franklin Schedule 13G/A that they do not believe that they are not acting as a "group" for purposes of Schedule 13(d) of the Exchange Act and that they are not otherwise required to attribute to each other the "beneficial ownership" of securities held by any of them or by any persons or entities advised by Franklin Subsidiaries. All information presented above relating to Franklin is based solely on the Franklin Schedule 13G/A.

(17) The number of shares that the trust managers and executive officers as a group beneficially own includes 3,432 Restricted Shares that two executive officers other than Messrs. Crenshaw, Dean and Friedman hold. These Restricted Shares will vest (i.e., the restrictions will lapse) in March 2002. Such executive officers have sole voting power with respect to their Restricted Shares.

(18) MS Advisory Partners, L.P. and the following entities jointly filed a
     Schedule 13D on November 17, 2000: Cranberry Lake Partners, L.P., D.L. & W. Inc. Profit Sharing Retirement Plan, Jane Y. Liou, John H. Scully, Main Street Partners, L.P. (which is unaffiliated with the Company, although a subsidiary of the Company bears the same name), Michael B. Yuen, Notching Newton Partners, Oberndorf Foundation, Phoebe Snow Foundation, Inc., San Francisco Partners II, L.P., SF Advisory Corp., SF Advisory Corp. II, SF Advisory Partners, L.P., William E. Oberndorf and William J. Patterson (the "Schedule 13D Filing Entities"). Each of the Schedule 13D Filing Entities, as well as Edward H. McDermott (collectively, the "Related Entities"), jointly filed Amendment No. 1 to the Schedule 13D on February 26, 2001. In both the Schedule 13D and Amendment No. 1 to the Schedule 13D, the respective filing entities made the filings jointly, but either disclaimed membership in a group or described their relationships with each other without affirming the existence of a group.

(19) The Schedule 13D Filing Entities jointly filed a Schedule 13D on November 17, 2000, and the Related Entities jointly filed a Schedule 13D/A on February 26, 2001, reporting beneficial ownership of the following numbers (and percentages) of Common Shares: Cranberry Lake Partners, L.P. -- 175,000 (over all of which Cranberry Lake Partners, L.P. has sole voting and dispositive power, exercised by its sole general partner, Mr. Scully, and by Irene S. Scully as Trustees for the John and Irene Scully Trust, dated May 30, 1994); D.L. & W. Inc. Profit Sharing Retirement Plan -- 200,300 (over all of which D.L. & W. Profit Sharing Retirement Plan has sole voting and dispositive power, which is exercised through its sole trustee, Mr. Scully); Edward J. McDermott -- 400 (over all of which Mr. McDermott has sole voting and dispositive power); Jane Y. Liou 300 (over all of which Ms. Liou has sole voting and dispositive power); John H. Scully (individually and because of his positions as a control person of SF Advisory Corp., Netcong Newton

     Partners, Cranberry Lake Partners, L.P., D.L. & W. Inc. Profit Sharing Retirement Plan and Phoebe Snow Foundation, Inc.) -- 6,483,600 (of these, Mr. Scully has (i) sole voting and dispositive power over 101,000 Common Shares, 1,000 of which are held in the John H. Scully Individual Retirement Account, a self-directed individual retirement account, and 100,000 of which are held in the John and Irene Scully Living Trust; and (ii) shared voting and dispositive power over 6,382,600 Common Shares, 5,077,400 of which are beneficially owned by Mr. Scully solely in his capacity as the controlling person of SF Advisory Corp., 350,000 of which are beneficially owned by Mr. Scully solely in his capacity as sole general partner of Netcong Newton Partners, 175,000 of which are beneficially owned by Mr. Scully solely in his capacity as trustee for the general partner of Cranberry Lake Partners, L.P., 200,300 of which are beneficially owned by Mr. Scully solely in his capacity as controlling person of D.L. & W. Inc. Profit Sharing Retirement Plan, and 579,900 of which are beneficially owned by Mr. Scully solely in his capacity as controlling person of Phoebe Snow Foundation, Inc.); Main Street Partners, L.P. -- 4,089,700 (over all of which Main Street Partners, L.P. has sole voting and dispositive power, which is exercised through its sole general partner, MS Advisory Partners, L.P.); Michael B. Yuen -- 12,540 (over all of which Mr. Yuen has sole voting and dispositive power); MS Advisory Partners, L.P. (because of its position as the sole general partner of Main Street Partners, L.P.) 4,089,700 (over all of which MS Advisory Partners, L.P. has sole voting and dispositive power, which is exercised through MS Advisory Partners, L.P.'s two general partners, SF Advisory Corp. and SF Advisory Corp. II); Netcong Newton Partners 350,000 (over all of which Netcong Newton Partners has sole voting and dispositive power, which is exercised through its sole general partner, Mr. Scully); Oberndorf Foundation -- 60,000 (over all of which Oberndorf Foundation has sole voting and dispositive power, which is exercised through its two directors, Mr. Oberndorf and Susan C. Oberndorf); Phoebe Snow Foundation, Inc. 579,900 (over all of which Phoebe Snow Foundation, Inc. has sole voting and dispositive power, which is exercised through its controlling person and sole director and executive officer, Mr. Scully); San Francisco Partners II, L.P. -- 987,700 (over all of which San Francisco Partners II, L.P. has sole voting and dispositive power, which is exercised through its sole general partner, SF Advisory Partners, L.P.); SF Advisory Corp. (because of its positions as one of two general partners of each of MS Advisory Partners, L.P. (with respect to 4,089,700 Common Shares) and SF Advisory Partners, L.P. (with respect to 987,700 Common Shares)) -- 5.077,400 (over all of which SF Advisory Corp. has shared voting and dispositive power, which is exercised through its controlling person, Mr. Scully); SF Advisory Corp. II (because of its positions as one of two general partners of each of MS Advisory Partners, L.P. (with respect to 4,089,700 Common Shares ) and SF Advisory Partners, L.P. (with respect to 987,700 Common Shares)) -- 5,077,400 (over all of which SF Advisory Corp. II has shared voting and dispositive power, which is exercised through its controlling person, Mr. Oberndorf); SF Advisory Partners, L.P. (because of its position as the sole general partner of San Francisco Partners II, L.P.) -- 987,700 (over all of which SF Advisory Partners, L.P. has sole voting and dispositive power, which is exercised through its two general partners, SF Advisory Corp. and SF Advisory Corp. II); William E. Oberndorf (individually and because of his positions as a control person of SF Advisory Corp. II, Oberndorf Foundation and Oberndorf Family Partners) -- 6,052,080 (of these, Mr. Oberndorf has sole voting and dispositive power over 711,880 Common Shares (692,880 of which are held in Mr. Oberndorf's Individual Retirement Accounts, which are self-directed, and 19,000 of which are owned by his children who share his household), and has shared voting and dispositive power over 5,340,200 Common Shares (5,077,400 of which are beneficially owned by Mr. Oberndorf solely in his capacity as the controlling person of SF Advisory Corp. II, 60,000 of which are beneficially owned by Mr. Oberndorf solely in his capacity as a controlling person of Oberndorf Foundation, a family foundation, 130,800 of which are beneficially owned by Mr. Oberndorf solely in his capacity as sole general partner of Oberndorf Family Partners, a family partnership, and -- 72,000 of which are held in two trusts for the benefit of himself and his wife, Susan C. Oberndorf, for which he serves as trustee); and William J. Patterson -- 2,300 (over all of which Mr. Patterson has sole voting and dispositive power).

                             EXECUTIVE COMPENSATION

                          EXECUTIVE COMPENSATION TABLES

    The following table sets forth the annual and long-term compensation paid or awarded for the years ended December 31, 2000, 1999 and 1998, to the Company's current Chief Executive Officer and to the four most highly compensated executive officers of the Company and the General Partner. As a result of the Company's umbrella partnership REIT structure, the General Partner, rather than the Company, compensates all employees. THE COMPANY DID NOT GRANT ANY STOCK APPRECIATION RIGHTS ("SARs") DURING THIS PERIOD.




                           SUMMARY COMPENSATION TABLE

                                                              ANNUAL COMPENSATION                           LONG-TERM COMPENSATION
                                                              -------------------                      ---------------------------
                                                                                                      AWARDS               PAYOUTS
                                                                                                      ------               -------
                                                                               OTHER         RESTRICTED    SECURITIES
                                                                               ANNUAL           STOCK       UNDERLYING      LTIP
NAME AND PRINCIPAL POSITION                 YEAR  SALARY ($)   BONUS ($)   COMPENSATION ($)   AWARDS ($)    OPTIONS (#)    PAYOUTS
---------------------------                 ----  ----------   ---------   ----------------   ----------    -----------    -------
John C. Goff                                 2000   684,615    2,000,000       826,700(3)          --             --            --
    Chief  Executive Officer                 1999   355,814(2)   200,000            --             --        600,000(4)         --
                                             1998    99,452           --            --             --             --            --

Dennis H. Alberts                            2000   235,577      525,000       550,000(3)          --        300,000
    President and Chief Operating Officer    1999        --           --            --             --             --            --
                                             1998        --           --            --             --             --            --

David M. Dean                                2000   250,000      275,000       276,700(3)          --             --            --
    Executive Vice President, Law and        1999   204,339      165,000(6)         --             --        240,000            --
    Administration, and Secretary            1998   182,067       80,000            --             --         79,500            --

Alan D. Friedman(5)                          2000   300,000      360,000       386,700(3)          --             --            --
    President, /Development                  1999   261,375      195,000(6)         --             --        350,000            --
                                             1998   108,329      417,000            --             --        250,000            --

Jerry R. Crenshaw Jr                         2000   250,000      250,000       276,700(3)          --             --            --
    Senior Vice President, Chief Financial   1999   197,433      165,000(6)         --             --        275,000            --
    And Accounting Officer                   1998   117,895       68,250            --             --        125,000            --




                                                ALL OTHER
                                               COMPENSATION
NAME AND PRINCIPAL POSITION                       ($) (1)
---------------------------                    -------------
John C. Goff                                     5,250
    Chief  Executive Officer                       919
                                                    --

Dennis H. Alberts                                   --
    President and Chief Operating Officer           --
                                                    --

David M. Dean                                    6,133
    Executive Vice President, Law and            3,414
    Administration, and Secretary                1,211

Alan D. Friedman(6)                                 --
    President, /Development                         --
                                                    --

Jerry R. Crenshaw Jr                             5,993
    Senior Vice President, Chief Financial       2,031
    And Accounting Officer                         957

----------

(1) All amounts in this column represent matching contributions that the General Partner made to the individual's Crescent Real Estate Equities, Ltd. 401(k) Plan account.

(2) Amount includes a portion of salary which was paid in January 2000 but earned in 1999 and such portion was inadvertently omitted in the Company's Proxy Statement for 2000.

(3) This amount includes a non-cash distribution for dividend incentive units ("DIU") into separate interest bearing accounts maintained by the Company for each of Messrs. Goff, Alberts, Dean, Crenshaw and Friedman at December 31, 2001 ($825,000, $550,000, $275,000, $275,000 and $385,000,
     respectively). The amount of the distribution to any account is based on the number of dividend incentive units held by the participant, the amount of dividends paid by the Company (with each dividend incentive unit entitled to an amount equal to the dividend per Common Share) and the performance multiples associated with the performance targets that are achieved or surpassed. The amount also includes interest on the amount held in an account at a rate selected by the Executive Compensation Committee. The Amounts will be paid to the participant on or about the fifth anniversary of the date the DIUs were granted. See Report of Executive Compensation Committee for definition of DIUs.

(4) Amount includes 200,000 Common Shares which represents the number of Common Shares that may be issued following (i) exercise of Unit Options for Units on a one-for-one basis, and (ii) exchange of Units for Common Shares on the basis of two Common Shares for each Unit.

(5)  On March 30, 2001, Mr. Friedman resigned as an officer of the Company.

(6) The bonus amounts for each of Messrs. Friedman, Dean and Crenshaw include an amount for restricted stock acquired by the General Partner as part of the Company's on-going share repurchase program and granted to each of such officers during the second quarter of 2000 ($55,000, $45,000 and $45,000, respectively)

    The following table provides certain information regarding Options granted to the named executive officers for the year ended December 31, 2000. The Company did not grant any SARs during this period.

               OPTION GRANTS FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                                                              POTENTIAL
                                                   INDIVIDUAL GRANTS                                     REALIZABLE VALUE AT
                       -------------------------------------------------------------------------            ASSUMED ANNUAL
                                               % OF TOTAL                                                   RATES OF STOCK
                          SECURITIES            OPTIONS                                                   PRICE APPRECIATION
                          UNDERLYING           GRANTED TO         EXERCISE                              FOR OPTION TERM ($)(1)
                            OPTIONS           EMPLOYEES IN        OR BASE          EXPIRATION     ----------------------------------
      NAME                GRANTED(#)          FISCAL YEAR       PRICE ($/SH.)         DATE               5%                10%
---------------------  ----------------     ----------------  ----------------  ----------------  ----------------  ----------------
                                                                                                            (IN THOUSANDS)
John C. Goff ..........              --                   --                --                --                --                --
Dennis H. Alberts .....         300,000(2)             25.44           18.0625        April 2010         3,407,823         8,636,092

David M. Dean .........              --                   --                --                --                --                --

Alan D. Friedman ......              --                   --                --                --                --                --

Jerry R. Crenshaw, Jr..              --                   --                --                --                --                --

----------

(1) Potential Realizable Value is the value of the granted Options, based on the assumed annual growth rates of the share price shown during their 10-year Option term. For example, a 5% growth rate, compounded annually, for Mr. Albert's grant results in a share price of $29.42 per share, and a 10% growth rate, compounded annually, results in a share price of $46.85 per share. These potential realizable values are listed to comply with the regulations of the Commission, and the Company cannot predict whether these values will be achieved. Actual gains, if any, on Option exercises are dependent on the future performance of the Common Shares.

(2) Amount vests in equal one-fifth installments on April 17, 2001, 2002, 2003, 2004 and 2005.


    The following table provides information about Options that the named executive officers exercised during the year ended December 31, 2000 and Options that each of them held at December 31, 2000. The Company did not grant any SARs during this period.


                     AGGREGATED OPTION EXERCISES DURING 2000
                     AND OPTION VALUES AT DECEMBER 31, 2000

                                                                  SECURITIES
                                                            UNDERLYING UNEXERCISED          VALUE OF UNEXERCISED
                               SHARES                             OPTIONS AT                IN-THE-MONEY OPTIONS
                            -------------                     FISCAL YEAR END (#)        AT FISCAL YEAR END ($)(1)
                            ACQUIRED ON       VALUE      ------------------------------ -----------------------------
           NAME             EXERCISE(#)    REALIZED($)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
--------------------------- ------------- -------------- -------------- --------------- ------------- ---------------
                                                                                               (IN THOUSANDS)
John C. Goff............          --             --         214,286(2)   1,242,858(3)       1,004          6,876
Dennis H. Alberts.......          --             --              --        300,000             --          1,256
David M. Dean...........       6,800          4,325         103,900        257,850            320          1,278
Alan D. Friedman........          --             --         195,000        405,000            451          1,803
Jerry R. Crenshaw, Jr...          --             --         135,600        318,800            387          1,440

---------

(1) Market value of securities underlying in-the-money Options is based on the closing price of the Common Shares on December 29, 2000 (the last trading day of the fiscal year) on the New York Stock Exchange of $22.25, minus the exercise price.

(2) The number of securities underlying exercisable but unexercised Options represents 214,286 Common Shares that may be issued following (i) vesting of Unit Options, (ii) exercise of Units Options for Units on a one-for-one basis, and (iii) exchange of Units for Common Shares on the basis of two Common Shares for each Unit or, in the discretion of the Company, cash.

(3) The number of securities underlying unexercisable and unexercised options includes 642,858 Common Shares that may be issued following (i) vesting of Unit Options, (ii) exercise of Units Options for Units on a one-for-one basis, and (iii) exchange of Units for Common Shares on the basis of two Common Shares for each Unit (assuming the Company elects to issue Common Shares rather than pay cash upon such exchange).

EMPLOYMENT AGREEMENTS

    As part of the transactions in connection with formation of the Company, the Operating Partnership assumed an Employment Agreement between Rainwater, Inc. and John C. Goff. The Operating Partnership takes action through the General Partner; Mr. Goff serves as the sole member of the board of directors of the General Partner. As of January 1, 2000, Mr. Goff served as Vice Chairman of the Board of Trust Managers, President and Chief Executive Officer of the Company and the General Partner and was entitled to an annual salary of $650,000. Effective January 1, 2000, the Operating Partnership increased the salary for Mr. Goff to $750,000 per annum. The term of the Employment Agreement with Mr. Goff expired on April 14, 2001, but was automatically renewed for a one-year term. Such automatic renewal will occur each year unless terminated by the Operating Partnership or Mr. Goff.

    On December 14, 1998, the General Partner entered into an Employment Agreement with Jerry R. Crenshaw. The Employment Agreement for Mr. Crenshaw initially provided for Mr. Crenshaw to receive annual compensation of $180,000 per annum. On September 28, 1999, the Operating Partnership increased the salary for Mr. Crenshaw to $250,000 per annum and then on January 1, 2001, the Operating Partnership increased Mr. Crenshaw's salary to $262,500 per annum. Pursuant to the Employment Agreement, Mr. Crenshaw also was granted an option to purchase 125,000 Common Shares at exercise prices of between $22.00 and $28.00 per share. The options vest 20% per year. The Employment Agreement also provides that such options, together with the other options held by Mr. Crenshaw on the effective date of the Employment Agreement, will vest immediately if, among other things, Mr. Crenshaw's employment is terminated other than for cause. The term of the Employment Agreement with Mr. Crenshaw expires on April 30, 2002, subject to automatic renewal for an additional one-year term unless terminated by the Operating Partnership or Mr. Crenshaw.

    The salaries under the Employment Agreements, which are not subject to a cap, may be increased at the discretion of the Operating Partnership, although at its request, the Executive Compensation Committee of the Company has reviewed and ratified all such increases in salaries. The Operating Partnership similarly determines bonuses under the Employment Agreements, although at its request, the Executive Compensation Committee has reviewed and ratified all such bonuses.

AGREEMENTS NOT TO COMPETE

     The Company and the Operating Partnership are dependent on the services of Richard E. Rainwater and John C. Goff. Mr. Rainwater serves as Chairman of the Board of Trust Managers but has no employment agreement with the Company and, therefore, is not obligated to remain with the Company for any specified term. In connection with the initial public offering of the Company's Common Shares in May 1994, each of Messrs. Rainwater and Goff entered into a Noncompetition Agreement with the Company that restricts him from engaging in certain real estate-related activities during specified periods of time.

    The restrictions that Mr. Rainwater's Noncompetition Agreement imposes will terminate one year after the later to occur of (i) the date on which Mr. Rainwater ceases to serve as a trust manager of the Company, and (ii) the date on which Mr. Rainwater's beneficial ownership of the Company (including Common Shares and Units) first represents less than a 2.5% ownership interest in the Company. The restrictions that Mr. Goff's Noncompetition Agreement imposes will terminate one year after Mr. Goff first ceases to be a trust manager or an executive officer of the Company. The Noncompetition Agreements do not, among other things, prohibit Messrs. Rainwater and Goff from engaging in certain activities in which they were engaged at the time of formation of the Company in 1994 or from making certain passive real estate investments.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act requires the Company's officers, trust managers and persons who own more than 10% of the Common Shares or the Company's preferred shares of beneficial interest, par value $.01 per share, to file reports of ownership on Form 3 and changes in ownership on Forms 4 and 5 with the Commission and the New York Stock Exchange. The Commission rules also require such officers, trust managers and 10% holders to furnish the Company with copies of all Section 16(a) forms that they file.

    Based solely on its review of copies of such reports received or written representations from certain reporting persons, the Company believes that all
Section 16(a) filing requirements applicable to its officers, trust managers and 10% shareholders were complied with for the fiscal year ended December 31, 2000, except that (i) Theresa E. Black, Mr. Dean's spouse, failed to report on a timely basis one transaction on her Annual Statement of Beneficial Ownership of Securities on Form 5 ("Form 5") for the year ended December 31, 1999, that was timely filed; (ii) Mr. Dean failed to file on a timely basis one Statement of Changes in Beneficial Ownership on Form 4 ("Form 4") reporting one transaction,
(iii) Michael S. Lewis filed an amended Initial Statement of Beneficial Ownership of Securities on Form 3 ("Form 3") reporting ownership of Common Shares that was omitted from his Form 3 that was timely filed; (iv) John L. Zogg, Jr. failed to report on a timely basis one transaction on his Form 5 for the year ended December 31, 1998, that was timely filed; and (v) Jason Anderson, Mr. Crenshaw, Mr. Friedman, Alan C. Hopkins, Mr. Moczulski, Ms. Page, Daniel E. Smith and Brent R. Somers each failed to file on a timely basis a Form 5 reporting one transaction and Howard L. Lovett failed to file on a timely basis a Form 5 reporting two transactions.

    Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the Report of the Audit Committee, the Report of the Executive Compensation Committee, each of which appears below, and the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the Commission, nor shall such information be incorporated by reference into any previous or future filings under the Securities Act of 1933 or the Exchange Act, except to the extent that the Company incorporates it by specific reference into any such filings.

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is composed of Messrs. Frank, Quinn and Rowsey . A majority of the full Board of Trust Managers select members of the Audit Committee.

     Statement of Policy. The Audit Committee shall provide assistance to the Board of Trust Managers in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board of Trust Managers. In so doing, it is the responsibility of the Audit Committee to maintain free and open communication between the Audit Committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

     Responsibility - Accounting, Auditing, and Financial Reporting Practices of the Company. In accordance with the Amended Charter adopted by the Board of Trust Managers of the Company, the Audit Committee assists the Board of Trust Managers in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. During fiscal 2000, the Audit Committee met five times, and Mr. Frank, the Committee chair, as representative of the Committee, discussed the interim financial information contained in each quarterly earnings announcement with Jerry R. Crenshaw, the Senior Vice President, Chief Financial and Accounting Officer of the Company, and Arthur Andersen LLP, the Company's independent auditors (the "Independent Auditors"), prior to public release.

     Responsibility - Audit Process. In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the Independent Auditors a formal written statement describing all relationships between the Independent Auditors and the Company that might bear on the Independent Auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees" and discussed with the Independent Auditors any relationships that may impact their objectivity and independence. The Audit Committee has satisfied itself that such relationships and the provision of non-audit services to the Company is compatible with the Independent Auditors' independence. The Audit Committee also discussed with management, Deloitte & Touche LLP, the Company's internal auditors (the "Internal Auditors") and the Independent Auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget, and staffing and concurred in the appointment of a new director of internal audit. The Audit Committee reviewed with both the Independent Auditors and the Internal Auditors its audit plans, audit scope, and identification of audit risks.

     Independent Auditors/Internal Audit. The Audit Committee discussed and reviewed with the Independent Auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended by SAS 90, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the Independent Auditors' examination of the financial statements. The Audit Committee also discussed the results of the internal audit examinations.

     Review of Financial Statements. The Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended December 31, 2000, with management and the Independent Auditors. Management has the responsibility for the preparation of the Company's financial statements and the Independent Auditors have the responsibility for the examination of those statements.

     Recommendation. Based on the above-mentioned review and discussions with management and the Independent Auditors, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Commission. The Audit Committee also recommended the reappointment, subject to shareholder approval, of the Independent Auditors and the Board concurred in such recommendation.

                                                AUDIT COMMITTEE

                                                Anthony M. Frank
                                                William F. Quinn
                                                Paul E. Rowsey, III

                 REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

    The Executive Compensation Committee is composed of Messrs. Meyerson and Rowsey. A majority of the full Board of Trust Managers select members of the Executive Compensation Committee.

    Compensation Philosophy and Objectives. The Executive Compensation Committee determines the compensation for the Company's executive officers and administers the stock incentive and other compensation plans that the Company adopts. In addition, the Executive Compensation Committee, acting for the Company in its capacity as the sole stockholder of the General Partner, reviews and ratifies, where appropriate, decisions of the sole director of the General Partner with respect to the compensation of the executive officers of the General Partner. For purposes of the following discussion, the term "Company" includes, unless the context otherwise requires, the Operating Partnership and the other subsidiaries of the Company and the Operating Partnership, in addition to the Company.

    The philosophy of the Company's compensation program is to employ, retain and reward executives capable of leading the Company in achieving its business objectives. These objectives include enhancing shareholder value, maximizing financial performance, preserving a strong financial posture, increasing the Company's assets and positioning its assets and business in geographic markets offering long-term growth opportunities. The accomplishment of these objectives is measured against the conditions characterizing the industry within which the Company and the Operating Partnership operate. In implementing the Company's compensation program, it generally is the policy of the Executive Compensation Committee to seek to qualify executive compensation for deductibility by the Company for purposes of Section 162(m) of the Code to the extent that such policy is consistent with the Company's overall objectives and executive compensation policy.

    Recommendations of Compensation Consultant. In the third quarter of 1999, FPL Associates was hired to perform an analysis of compensation of the executive officers of the Company. In consultation with the Executive Compensation Committee, it was determined that, based on the report of FPL dated October 25, 1999 (the "FPL Report"), the General Partner should increase the base salaries of its officers in order to place them between the median and 75th percentile of current competitive practices for a peer group of real estate companies and the Operating Partnership should adopt an Annual Incentive Plan ("Bonus Plan") and a Dividend Incentive Unit Plan ("DIU Plan") to provide appropriate incentives and rewards for services rendered by executive officers and other key employees to the Company and the Operating Partnership. Upon receiving the report, because Mr. Goff, the sole director of the General Partner, would be a potential recipient of compensation under the Bonus Plan and DIU Plan, the General Partner sought review, confirmation and ratification by the Executive Compensation Committee and the Board of Trust Managers of the Company of the determination with respect to adoption of the Bonus Plan and DIU Plan and of the terms and conditions of such plans. On March 5 and 6, 2000, the Executive Compensation Committee and the Board of Trust Managers of the Company reviewed, confirmed and ratified the adoption of the Bonus Plan and DIU Plan, and the terms and conditions of such plans. The Bonus Plan and the DIU Plan were used by the Compensation Committee of the General Partner in determining executive compensation for 2000 and will be used in determining future executive compensation. The Compensation Committee of the General Partner (the "Committee") is also composed of Messrs. Meyerson and Rowsey and is appointed by the Board of Trust Managers of the General Partner.

    Before the beginning of each year, the Committee will (i) designate the positions covered by the Bonus Plan, (ii) the minimum, and maximum annual incentive opportunity or bonus (expressed as a percentage of base salary) that the individual holding each position is eligible to earn for that year, and
(iii) the performance (expressed in any way the Committee decides, e.g., as a number from 0-100) necessary to earn each level of bonus. Before the beginning of each year, the Committee also will determine (i) the aspects or "dimensions" of performance to be taken into account in calculating each participant's performance, and (ii) the relative weights to give to performance within each dimension. Performance dimensions generally will include (a) one or more measures of overall company performance, (b) one or more measures of function or unit performance, and (c) one or more measures of individual performance. Before the beginning of each year, the Committee also will decide on the best way to measure performance within each dimension. Performance measures for function or unit performance may include any measurable criteria that (i) are related to the Company's business objectives and (ii) reflect outcomes or results that the participant can directly influence. Performance measures for individual performance may include any other criteria relevant to the participant's performance in furthering the Company's business objectives as the Committee in consultation with the participant's supervisor might consider appropriate. As soon as possible after the end of each year, the Committee will determine each participant's performance within each performance dimension and use it to determine the participant's annual incentive opportunity or bonus for his or her position. Incentive awards will be distributed within 120 days after the close of the year in one lump sum. If a participant leaves employment for any reason other than death, disability or retirement before the end of a year, the participant will not receive any award under the Bonus Plan for that year. If the participant leaves employment before the end of a year because of death, disability or retirement, the Committee may grant the participant a pro rata portion of the award that the participant would have earned for the year. If an employee becomes a participant during a year, any award under the Bonus Plan to the employee will be appropriately prorated from the time that the employee entered the Bonus Plan to the end of the year.

    Before the beginning of each year, the Committee will designate the employees to whom dividend incentive units will be granted for the year, and the number of the dividend incentive units that each participant will be granted. Each Participant will have an account, consisting of an entry on the books of the Company, to which their benefits will be credited under the DIU Plan. Before the beginning of each year, the Committee will adopt one or more objective performance targets for the Company for the year and a performance multiple (expressed as a percentage of the annual dividend for the Company) for each target. As soon as possible after the end of the year, the Committee will determine the degree to which the targets were achieved or surpassed. The Committee then will credit to the account of each participant who is employed by the Company on the last day of the year an amount equal to (i) the amount of dividends that the participant would have received during the year if the participant had held one share of stock in the Company for each dividend incentive unit held in the account, (ii) multiplied by the number of dividend incentive units that the participant held throughout the year, and (iii) further multiplied by the performance multiple. At least quarterly, each participant's account will be credited with interest at a rate selected by the Committee (or, if the Committee does not select a rate of interest, Moody's average corporate bond yield). If a participant leaves employment before the end of a year because of death, disability or retirement, the Committee may grant the participant a pro rata portion of the award that the participant would have earned for the year. If an employee becomes a participant during a year, any award under the DIU Plan to the employee will be appropriately prorated from the time that the employee entered the DIU Plan to the end of the year. If a participant leaves employment less than four years after the year for which a dividend incentive unit was granted for any reason other than death, disability or retirement, the participant will forfeit the entire amount in his or her account that is attributable to that unit. If a participant is still employed on the last day of the fourth year after the year for which a dividend incentive unit was granted, the entire amount in his or her account that is attributable to that unit will be distributed to him or her as soon as possible in one lump sum.

    Executive Officer Compensation. In addition to their regular salary, the executive officers of the Company may be compensated in the form of (i) cash bonus awards, which may or may not be issued under the Bonus Plan, (ii) restricted stock grants, either under the Current Plan or as a result of open market purchases by the General Partner, (iii) Options under the Current Plan or, if approved by shareholders, the Proposed Plan,(iv) dividend incentive units under the DIU Plan, and (v) if approved by shareholders, the ESPP. Executive officers of the General Partner are eligible to participate, on the same basis as other employees, in the employer matching provision of the profit sharing plan that the General Partner established, whereby employees may save for their future retirement on a tax-deferred basis through the Section 401(k) savings feature of the plan, with the General Partner contributing an additional percentage of the amount each employee saves. Such executive officers are also eligible to participate in the other employee benefit and welfare plans that the General Partner maintains on the same terms as non-executive personnel who meet applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or the benefits that may be payable under such plans.

    The recommendations of FPL in the FPL Report and the performance of the Company and the Operating Partnership in light of conditions characterizing the REIT industry generally were both key considerations in the deliberations of the Committee regarding executive compensation for 2000. The Committee recognizes that share price is one measure of performance, but also that other factors, including industry business conditions and the

Company's success in achieving short-term and long-term goals and objectives, must be evaluated in arriving at a meaningful analysis of performance. Accordingly, the Committee also gave consideration to the Company's achievement of specified business objectives when reviewing 2000 executive officer compensation. An additional objective of the Committee has been to reward executive officers with equity compensation in addition to salary, in keeping with the Company's overall compensation philosophy of placing equity in the hands of its executive officers in an effort to further instill shareholder considerations and values in the actions of management.

    Base Salary. The 2000 base annual salary of Mr. Goff was based upon his employment agreement with the Operating Partnership. As of January 1, 2000, Mr. Goff served as Vice Chairman of the Board of Trust Managers, President and Chief Executive Officer of the Company and the General Partner and was entitled to an annual salary of $650,000. On April ___, 2001, the Committee authorized an increase in salary for Mr. Goff to $750,000 per annum. The term of the Employment Agreement with Mr. Goff expires on April 14, 2001, but was automatically renewed for a one-year term. Such automatic renewal will occur each year unless terminated by the Operating Partnership or Mr. Goff.

    The 2000 base annual salary of Mr. Crenshaw was based upon his employment agreement with the General Partner. As of January 1, 2000, Mr. Crenshaw served as Senior Vice President, Chief Financial and Accounting Officer of the Company and Senior Vice President and Chief Financial Officer of the General Partner and was entitled to an annual salary of $250,000. On January 1, 2001, the Operating Partnership increased Mr. Crenshaw's salary to $262,500 per annum. The term of the Employment Agreement with Mr. Crenshaw expires on April 30, 2002, subject to automatic renewal for an additional one-year term unless terminated by the Company or Mr. Crenshaw.

    The employment agreements for Mr. Goff and Mr. Crenshaw also provide for bonuses to be determined by the Board of the General Partner.

    The 2000 compensation paid to the other executive officers of the General Partner and the Company was based upon a salary structure administered for consistency for each position relative to its authority and responsibility and in comparison to industry peers.

    Annual Incentive. The General Partner paid cash bonuses to its executive officers and other key personnel in recognition of the Company's and Operating Partnership's strong performance within the industry and long-term return to shareholders, as well as the substantial personal contributions of the executive officers and other key personnel to the Company's and the Operating Partnership's strategies. For a discussion of the bonus paid to Mr. Goff, see "Compensation of the Chief Executive Officer" below. Bonuses aggregating $1,435,000 were paid to other executive officers.

     Long-Term Incentive. Options were used in 2000 to incentivize certain new executive officers and other key personnel and to retain them through the potential of capital gains and equity buildup in the Company. The Executive Compensation Committee determined the number of Options granted based upon its evaluation of performance criteria mentioned above, along with the Executive Compensation Committee's subjective evaluation of each executive's ability to influence the Company's long-term growth and profitability. All Options were issued at a price not less than the market price of the Common Shares on the date of grant. During 2000, the Executive Compensation Committee granted Options to purchase 650,000 Common Shares to 2 persons who joined the Company to serve as executive officers of the Company, the General Partner, or both. The Executive Compensation Committee did not make any significant grant of options to existing executive officers during 2000 in light of the magnitude of the 1999 grants recommended in the FPL Report. The Executive Compensation Committee also anticipates that the officers other than the Chief Executive Officer receiving Option grants with respect to 1999 performance will not be granted any further Options with respect to performance in 2001. Because the value of the Options should, over time, bear a direct relationship to the Company's share price, the Executive Compensation Committee believes the award of Options represents an effective incentive to create value for the shareholders.

    Compensation of the Chief Executive Officer. During 2000, Mr. Goff was entitled to annual compensation of $650,000 pursuant to his employment agreement, as discussed under "Base Salaries."

     On April __, 2001, the Executive Compensation Committee approved and ratified the authorization by the General Partner of a cash bonus in the amount of 2,000,000 to Mr. Goff. In taking such action, the Executive Compensation Committee gave substantial weight to the critical contributions that Mr. Goff had made to the Company's performance and operations, to his re-evaluation, development and implementation of the Company's new strategic plan and to his efforts in re-focusing the direction and positioning of the Company in light of changing market conditions. The Executive Compensation Committee also took into consideration that Mr. Goff has led the management team in the accomplishment of significant goals for the Company by (i) restructuring the balance sheet, and arranging new financing facilities which created the liquidity to execute the stock repurchase plan, (ii) hiring and empowering a new and improved executive management team, and (iii) re-establishing the Company's credibility in the financial markets and in the public market. The Committee also considered that Mr. Goff had (i) created a rational corporate culture, (ii) conducted an independent attitudinal study and implemented a mechanism to measure and respond to employees, (iii) developed a comprehensive, goal-based, objective compensation plan for the Company's key employees, and (iv) overseen and has continued to oversee the increase and in the Company's stock price from a low in the $15 range to a high in the $22 range and the achievement of an overall return to shareholders that significantly outpaced the market in general, as well as the NAREIT All Equity index. Finally, the Executive Compensation Committee recognized that Mr. Goff returned to the Company in June 1999 without complaint and immediately addressed the Company's issues at hand. The Committee further recognized that Mr. Goff did not receive a significant bonus for 1999, in part because he had only been in the CEO position for six months, but also because the results were in question at that point in time.



                                                EXECUTIVE COMPENSATION COMMITTEE

                                                Morton H. Meyerson
                                                Paul E. Rowsey, III

PERFORMANCE GRAPH

    The following line graph sets forth a comparison of the percentage change in the cumulative total shareholder return on the Common Shares compared to the cumulative total return of the NAREIT Equity REIT Return Index, the S&P 500 Index and SNL Securities LP Office REITs Index for the period December 31, 1995, through December 31, 2000. The graph depicts the actual increase in the market value of the Common Shares relative to an initial investment of $100 on December 31, 1995, assuming a reinvestment of cash distributions.


                              [PERFORMANCE GRAPH]

                                  PERIOD ENDING

INDEX                                 12/31/95    12/31/96     12/31/97    12/31/98    12/31/99     12/31/00
Crescent Real Estate Equities           100.00      164.54       259.02      160.07      141.97       192.39
Company
S&P 500                                 100.00      122.86       163.86      210.64      254.97       231.74
SNL Office REITs                        100.00      151.22       196.43      157.03      157.83       214.63
NAREIT All Equity REIT Index            100.00      135.27       162.67      134.20      128.00       161.76

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Messrs. Meyerson and Rowsey, who are the sole members of the Executive Compensation Committee of the Board of Trust Managers, have borrowed certain funds from the Operating Partnership in connection with the exercise of Options, as described in "Certain Relationships and Related Transactions" below.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    For purposes of the following discussion, the term "Company" includes, unless the context otherwise requires, the Operating Partnership and the other subsidiaries of the Company and the Operating Partnership, in addition to the Company.

Loans to Trust Managers for Exercise of Options and Unit Options

    Effective March 14, 1996, March 14, 1997 and March 30, 1998, the Company loaned to Mr. Meyerson, an independent trust manager of the Company, $187,425, $45,311 and $45,297, respectively, on a recourse basis, pursuant to the 1994 Plan and the Current Plan. Mr. Meyerson used the proceeds of the first loan, with $75.00 in cash, to acquire 15,000 Common Shares pursuant to the exercise of 15,000 Options that were granted to him on May 5, 1994 under the 1994 Plan. Mr. Meyerson used the proceeds of the second loan, together with $14.00 in cash, to acquire 2,800 Common Shares pursuant to the exercise of 2,800 Options that were granted to him on March 14, 1996 under the Current Plan. Mr. Meyerson used the proceeds of the third loan, together with $28.00 in cash, to acquire 2,800 Common Shares pursuant to the exercise of 2,800 Options that were granted to him on March 14, 1996 under the Current Plan. In April 1999, Mr. Meyerson assigned, pursuant to a divorce decree, his three loans, together with 7,500 Units and 5,600 Common Shares securing these loans, to Big Bend III Investments L.P. ("Big Bend"), of which Mr. Meyerson is a 49.5% limited partner, and of which a corporation that Mr. Meyerson wholly owns is a 1% general partner. Effective March 6, 2000 and March 14, 2000, the Company loaned to Big Bend $45,297 and $45,297, respectively, on a recourse basis, pursuant to the Current Plan. Big Bend used the proceeds of the March 6, 2000 loan, together with $28.00 in cash, to acquire 2,800 Common Shares pursuant to the exercise of 2,800 Options that were granted to Mr. Meyerson on March 14, 1996 under the Current Plan. Big Bend used the proceeds of the March 14, 2000 loan, together with $28.00 in cash, to acquire 2,800 Common Shares pursuant to the exercise of 2,800 Options that were granted to Mr. Meyerson on March 14, 1996 under the Current Plan. The Options were transferred by Mr. Meyerson to Big Bend pursuant to a divorce decree. On July 24, 2000, Mr. Meyerson, on behalf of Big Bend, paid the Operating Partnership in full for the balance due on the March 14, 1996, March 14, 1997 and March 30, 1998 loans (an aggregate of $299,634.35). On January 25, 2001, Mr. Meyerson, on behalf of Big Bend, paid the Operating Partnership in full for the principle balance and interest due on the March 6, 2000 and March 14, 2000 loans (an aggregate of $93,099.62).

    Effective July 17, 1996, February 2, 1998, June 12, 1998 and November 26, 1999, the Company loaned to Mr. Frank, an independent trust manager of the Company, $187,425, $45,298, $120,869 and $45,297 respectively, on a recourse basis, pursuant to the 1994 Plan and the Current Plan. Mr. Frank used the proceeds of the first loan, together with $75.00 in cash, to acquire 15,000 Common Shares pursuant to the exercise of 15,000 Options that were granted to him on May 5, 1994 under the 1994 Plan. Mr. Frank used the proceeds of his second loan, together with $28.00 in cash, to acquire 2,800 Common Shares pursuant to the exercise of 2,800 Options that were granted to him on March 14, 1996 under the Current Plan. Mr. Frank used the proceeds of the third loan, together with $56.00 in cash, to acquire 5,600 Common Shares pursuant to the exercise of 2,800 Options that were granted to him on March 14, 1996 under the Current Plan and 2,800 Options that were granted to him on June 9, 1997 under the Current Plan. Mr. Frank used the proceeds of the Fourth loan, together with $28.00 in cash, to acquire 2,800 Common Shares pursuant to the exercise of 2,800 Options that were granted to him on March 14, 1996 under the Current Plan.

    Effective June 10, 1997, the Company loaned to Mr. Rowsey, an independent trust manager of the Company, $419,997 on a recourse basis, pursuant to the 1994 Plan and the Current Plan. Mr. Rowsey used the proceeds of his loan, together with $328.00 in cash, to acquire 30,000 Common Shares pursuant to the exercise of 30,000 Options that were granted to him on May 5, 1994 under the 1994 Plan, and 2,800 Common Shares pursuant to the exercise of 2,800 Options that were granted to him on March 14, 1996 under the Current Plan.

    Each of the loans to Messrs. Meyerson, Frank and Rowsey bears interest at a fixed annual rate equal to the distribution yield on the Common Shares as of March 14, 1996, March 14, 1997 and March 30, 1998 (for the respective loans originally made to Mr. Meyerson), July 17, 1996, February 2, 1998 and June 12, 1998 (for Mr. Frank's respective loans), and June 10, 1997 (for Mr. Rowsey's loan), in each case, the effective date of the applicable loan. Each loan is payable, interest only, on a quarterly basis with a final payment of all accrued and unpaid interest, plus the entire original principal balance, due on March 14, 2001, March 14, 2002 and March 30,

2003 (for the respective loans originally made to Mr. Meyerson), on July 17, 2001, February 2, 2003 and June 12, 2003 (for Mr. Frank's respective loans), and on June 10, 2002 (for Mr. Rowsey's loan). Each of the first three loans originally made to Mr. Meyerson, which were secured by 7,500 Units, 2,800 Common Shares and 2,800 Common Shares, respectively, that are owned by Big Bend, were paid in full on July 24, 2000, and such Units and Common Shares were then delivered by the Company to Big Bend; Mr. Frank's loans are secured by 15,000 Common Shares, 2,800 Common Shares and 5,600 Common Shares, respectively, that Mr. Frank owns; and Mr. Rowsey's loan is secured by 32,800 Common Shares that Mr. Rowsey owns. As of December 31, 2000, accrued interest in the aggregate amount of $5,877.61 was outstanding on Mr. Frank's loans, and accrued interest in the amount of $8,080.63 was outstanding on Mr. Rowsey's loan.

    Each of the loans made in 1999 and 2000 to Big Bend and Mr. Frank, bears interest at a fixed annual rate based on the weighted average interest rate of the Company at the end of the preceding quarter plus 50 basis points, calculated
(i) as of March 6, 2000 and March 14, 2000 (for the respective loans made to Big
Bend), (ii) as of November 26, 1999 for the respective loan made to Mr. Frank). The March 6, 2000 loan to Big Bend which was is secured by 2,800 Common Shares owned by Big Bend and the March 14, 2000 loan which was secured by 2,800 Common Shares owned by Big Bend were paid in full on January 25, 2001 and such Common Shares were then delivered by the Company to Big Bend. Mr. Frank's November 26, 1999 loan is secured by 2,800 Common Shares that Mr. Frank owns. As of December 31, 2000, accrued interest in the aggregate amount of $5,877.61 was outstanding on Mr. Frank's loans.

Loans to Officers for Exercise of Options and Unit Options

    Effective November 4, 1999, the Company loaned to John C. Goff, $26,272,631.46, on a recourse basis, pursuant to the 1994 Plan, the Current Plan and the Unit Plan. Mr. Goff used the proceeds of the loan, together with $4,452.04 in cash, to acquire 195,204 Common Shares pursuant to the exercise of 195,204 Options that were granted to him on April 27, 1994 under the 1994 Plan, 250,000 Common Shares pursuant to the exercise of 250,000 Options that were granted to him on June 12, 1995 under the Current Plan and 571,428 Operating Partnership Units pursuant to the exercise of 571,428 Unit Options that were granted to him on July 16, 1996 pursuant to the Unit Plan.

    Effective November 5, 1999, February 6, 2000 and March 14, 2000, the Company loaned to David M. Dean, $32,475.00, $10,242.00 and $97,065.00, respectively, on a recourse basis, pursuant to the 1994 Plan and the Current Plan. Mr. Dean used the proceeds of the first loan, together with $25.00 in cash, to acquire 2,500 Common Shares pursuant to the exercise of 2,500 Options that were granted to him on July 27, 1994 under the 1994 Plan. Mr. Dean used the proceeds of the second loan, together with $8.00 in cash, to acquire 800 Common Shares pursuant to the exercise of 800 Options that were granted to him on February 6, 1995 under the 1994 Plan. Mr. Dean used the proceeds of the third loan, together with $60.00 in cash, to acquire 6,000 Common Shares pursuant to the exercise of 6,000 Options that were granted to him on March 14, 1996 under the Current Plan. Effective November 5, 1999 and March 14, 2000, the Company loaned to Theresa E. Black, Mr. Dean's spouse, $87,358.50, and $29,119.50, respectively, on a recourse basis, pursuant to the Plan. Ms. Black used the proceeds of the first loan, together with $54.00 in cash, to acquire 5,400 Common Shares pursuant to the exercise of 5,400 Stock Options that were granted to her on March 14, 1996 under the Current Plan. Ms. Black used the proceeds of the second loan, together with $18.00 in cash, to acquire 1,800 Common Shares pursuant to the exercise of 1,800 Stock Options that were granted to her on March 14, 1996 under the Current Plan.

    Effective November 5, 1999, the Company loaned to Jerry R. Crenshaw, Jr. $78,723.00, on a recourse basis, pursuant to the 1994 Plan and the Current Plan. Mr. Crenshaw used the proceeds of the loan, together with $52.00 in cash, to acquire 1,600 Common Shares pursuant to the exercise of 1,600 Options that were granted to him on February 6, 1995 under the 1994 Plan and 3,600 Shares pursuant to the exercise of 3,600 Options that were granted to him on March 14, 1996 under the Current Plan.

    Effective January 24, 2000, the Company loaned to John L. Zogg, Jr. $637,090.00 on a recourse basis, pursuant to the 1994 Plan and the Current Plan. Mr. Zogg used the proceeds of the loan, together with $410.00 in cash, to acquire 1,000 Common Shares pursuant to the exercise of 1,000 Options that were granted to him on April 27, 1994 under the 1994 Plan, 16,000 Common Shares pursuant to the exercise of 16,000 Options that were granted to him on August 1, 1995 under the Current Plan and 24,000 Common Shares pursuant to the exercise of 24,000 Options that were granted to him on March 14, 1996 under the Current Plan. Effective October 31, 2000, the Company loaned to John L. Zogg, Jr. $206,993.00 on a recourse basis, pursuant to the Current Plan. Mr. Zogg used the proceeds of the loan, together with $132.00 in cash, to acquire 1,200 Common Shares pursuant to the exercise of 1,200 Options that were granted to him on February 6, 1995 under the 1994 Plan, 4,000 Common Shares pursuant to the exercise of 4,000 Options that were granted to him on August 1, 1995 under the Current Plan and 8,000 Common Shares pursuant to the exercise of 8,000 Options that were granted to him on March 14, 1996 under the Current Plan.

    Each of the loans made in 1999 and 2000 to Mr. Goff, Mr. Dean, Mr. Crenshaw, Ms. Black and Mr. Zogg, bears interest at a fixed annual rate the weighted average interest rate of the Company at the end of the preceding quarter plus 50 basis points, calculated (i) as of November 4, 1999 (for the loan made to Mr.
Goff), (ii) as of November 5, 1999, February 6, 2000 and March 14, 2000 (for the respective loans made to Mr. Dean), (iii) as of November 5, 1999 (for the loan made to Mr. Crenshaw), (iv) as of November 5, 1999 and March 14, 2000 (for the respective loans made to Ms. Black), and (v) as of January 24, 2000 and October 31, 2000 (for the loans made to Mr. Zogg). Mr. Goff's loan is secured by 400,000 Common Shares that Mr. Goff owns. Mr. Dean's loans are secured by 2,500 Common Shares, 800 Common Shares and 6,000 Common Shares, respectively, that Mr. Dean owns. Mr. Crenshaw's loan is secured by 1,600 Common Shares and 3,600 Common Shares that Mr. Crenshaw owns. Ms. Black's loans are secured by 5,400 Common Shares and 1,800 Common Shares, respectively, that Ms. Black owns. Mr. Zogg's January 24, 2000 loan is secured by 1,000 Common Shares, 16,000 Common Shares and 24,000 Common Shares that Mr. Zogg owns. Mr. Zogg's October 31, 2000 loan is secured by 1,200 Common Shares, 4,000 Common Shares and 8,000 Common Shares that Mr. Zogg owns. As of December 31, 2000, accrued interest in the amount of $546,529.12 was outstanding on Mr. Goff's loan, accrued interest in the amount of $1,013.98 was outstanding on Mr. Dean's loans, accrued interest in the amount of $1,637.61 was outstanding on Mr. Crenshaw's loan, accrued interest in the amount of $825.72 was outstanding on Ms. Black's loans and accrued interest in the amount of $16,937.93 was outstanding on Mr. Zogg's loans.

Grant of Options to Affiliate of Trust Manager

     On October 20, 2000, 25,000 Options were granted to D. Sherman & Company, Inc. ("Sherman Company") as compensation for various consulting services to the Operating Partnership in connection with a review of the Company's strategic and structural alternatives and the creation of a business plan designed to enhance shareholder value. Such Options vest 100% six (6) months from the date of grant with an expiration date of October 2011. The Sherman Company is 100% owned by David Sherman ("Sherman"). The level of activity within the Sherman Company is independent of Sherman who is the only service provider to the Sherman Company.
Section 269A(b) (1) of the Internal Revenue Code of 1986, as amended, defines "personal service corporation" as a "corporation the principle activity of which is the performance of personal services and such services are substantially performed by employee-owners." The Company regards the Sherman Company as the alter ego of Sherman because the Sherman Company is Sherman's personal service corporation. Although the Options are granted to the Sherman Company, under Sections 13(d) and 16(a) of the Exchange Act, Sherman is the beneficial owner of the Options for Common Shares owned by the Sherman Company, and thus it is determined that, for all purposes, Sherman is also considered the grantee of the Options. In the event that the Sherman Company ceases to be an alter ego or personal service corporation of Sherman, it will be determined that Sherman will no longer be considered the beneficial owner or the grantee of the Stock Options.

Transactions with Residential Development Corporations

    Loans. On May 5, 1994, the Company made a loan to each of Houston Area Development Corp. ("HADC") and Mira Vista Development Corp. ("MVDC"), two of the Company's residential development corporations, each in the original principal amount of $14.4 million and which bear interest at a rate of 12.5% per annum and mature in May 2001. The outstanding balances of those two loans as of December 31, 2000 were, respectively, $14.5 million and $0. On January 16, 1997, the Company entered into a Revolving Development Loan Agreement with

HADC, pursuant to which the Company agreed to loan the amount of $5.0 million to HADC, bearing interest at a rate of 14% per annum. No amounts were outstanding under this revolving loan as of December 31, 2000.

    Ownership Interests. As of April 19, 2001, the Operating Partnership owned 93.99% of the outstanding stock (all of which is nonvoting) of HADC and MVDC. Mr. Goff is a director of both HADC and MVDC.

Transactions with COPI

    Business and Management Relationships. In April 1997, the Company established Crescent Operating, Inc. ("COPI") to be the lessee and operator of certain assets to be acquired by the Company and to perform the Intercompany Agreement, pursuant to which each party agreed to provide the other with rights to participate in certain transactions. Messrs. Rainwater and Goff are, respectively, the Chairman of the Board and the Vice Chairman of the Board of both the Company and COPI. In addition, Mr. Goff serves as the Chief Executive Officer of the Company, COPI and the General Partner and as the sole director of the General Partner. Messrs. Frank and Rowsey are members of the Board of the Company and of COPI. As of March 28, 2001, 2001, Messrs. Rainwater and Goff beneficially owned an aggregate of approximately 14.6% of the outstanding common stock of COPI through their aggregate ownership of 1,668,550 shares of COPI common stock, including shares underlying vested Options. In addition, Mr. Goff indirectly owns shares of the common stock of COPI through his ownership interest in COPI Colorado, L.P., as described below.

    Loans to COPI. In connection with the formation and capitalization of COPI, the Company contributed $14.1 million to COPI and loaned approximately $35.9 million to COPI pursuant to a five-year loan (the "COPI Term Loan"), which bears interest at 12% per annum, is collateralized by a lien on certain assets that COPI now owns or may acquire in the future and matures in May 2002. Also in connection with COPI's formation, the Company established a $20.4 million line of credit (the "Line of Credit"), which bears interest at 12% per annum. The Line of Credit was amended in August 1998, and again in March 1999, which ultimately resulted in a decrease in the amount available to $17.2 million. In March 1999, the Company loaned approximately $19.5 million to COPI pursuant to a three-year loan, which bears interest at 12% per annum, is collateralized by certain assets that COPI now owns or may acquire in the future ("COPI Term March 1999"). The Line of Credit is cross-defaulted and cross-collateralized with the COPI Term Loan and matures no later than June 2007. As of December 31, 2000, the outstanding principal balance on the COPI Term Loan was approximately $14.2 million, and accrued interest was approximately $1.6 million. As of December 31, 2000, the outstanding principal balance on the Line of Credit was $17.7 million, with accrued interest of approximately $1.9 million. As of December 31, 2000, the outstanding principal balance on COPI Term March 1999 was $19.9 million with accrued interest of $1.6 million.

    In connection with the acquisition by COPI, effective July 31, 1997, of the companies that leased certain Company-owned hotel properties, COPI acquired 100% of an entity that had outstanding debt under notes in the original principal amounts of approximately $2.4 million and $650,000 (collectively, the "CR Notes") payable to the Company in connection with the acquisition of Canyon Ranch-Tucson. The CR Notes bear interest at a rate of 10.75% per annum, are secured by deeds of trust for certain real and personal property and mature in August 2003. The aggregate outstanding balance at December 31, 2000 on the CR Notes was approximately $1.4 million. In addition, in connection with this transaction, COPI acquired 100% of an entity that has outstanding debt under a promissory note of approximately $190,964 (the "Sonoma Note") payable to the Company in connection with the acquisition of Sonoma Mission Inn & Spa. The Sonoma Note bears interest at a rate of 7.5% per annum and matures in November 2006. The outstanding balance of the Sonoma Note at December 31, 2000 was approximately $190,964.

    In connection with COPI's acquisition on September 22, 1997 of a two-thirds interest in the joint venture that owns the Houston Center Athletic Club and a $5.0 million note receivable from the joint venture, the Company made loans to COPI of $1.0 million (which was repaid in 1998) and $800,000, (which was repaid during the first quarter of 2000, upon the sale of the asset).

    As of March 31, 2001, the Operating Partnership owned approximately 90% of the outstanding stock (all of which is non-voting) of Crescent Development Management Corp., a Delaware corporation ("CDMC"). The voting stock of CDMC is owned by COPI Colorado, L.P., a Delaware limited partnership ("COPI Colorado") formed in September 1998. In conjunction with the formation of COPI Colorado, Mr. Goff and two other persons acquired limited partner interests in COPI Colorado in exchange for their contribution of all of the shares of CDMC stock owned by them (all of which was voting stock). In addition, COPI contributed $9.0 million in cash in exchange for a 50% interest as general partner. COPI funded its contribution with the proceeds of a $9.0 million loan (the "COPI Colorado Note") from the Operating Partnership. As of March 31, 2001, 2001, COPI owned a 60% general partner interest in COPI Colorado, and Mr. Goff owned a 20% limited partner interest. The COPI Colorado Note bears interest at 12% per annum, with interest payable quarterly, and matures in May 2002. The COPI Colorado Note is secured by COPI's general partner interest in COPI Colorado and is cross-collateralized and cross-defaulted with COPI's other borrowings from the Operating Partnership. As of December 31, 2000, the COPI Colorado Note had an outstanding principal balance of $9.2 million and accrued interest of $1.1 million.

    Leases of Hotel and Resort Properties to COPI Subsidiaries. As of December 31, 2000, the Company owned nine hotel and resort properties (collectively, the "Hotel Properties"), eight of which the Company leased to subsidiaries of COPI (the "Hotel Lessees") pursuant to eight separate leases (the "Hotel Leases"). Under the Hotel Leases, each having an initial term of ten years, the Hotel Lessees assumed the rights and obligations of the property owner under any related management agreement with the hotel operators, as well as the obligation to pay all property taxes and other charges against the property. Each of the Hotel Leases provides for the respective Hotel Lessee to pay (i) base rent, with periodic rent increases, if applicable, and (ii) percentage rent based on a percentage of gross revenues, room revenues, food and beverage revenues, or a combination thereof, if applicable, above a specified amount. As of December 31, 2000, the Hotel Lessees deferred payment of $5.8 million of rent with the Company's consent. In December 2000, the Hotel Lessees paid the Company an aggregate of $ million against accrued lease rentals. The Hotel Leases entitle the Company to receive an aggregate amount of $38 million for base rent, in addition to $20 million for percentage rent, from the Hotel Lessees during 2001.

    Until November 2000, the Company owned another hotel, the Four Seasons Hotel-Houston, which also was leased to a COPI subsidiary. In connection with the sale of the hotel in November 2000 and in accordance with the terms of the lease, the Company paid the lessee $16.6 million, which the parties agreed represented the fair market value of the remaining term of the lease.

    COPI executed a master guaranty and other guaranties pursuant to which COPI unconditionally guarantees payment and performance under the Hotel Leases by the Hotel Lessee solely from COPI's hotel and resort-related assets and income streams.

    Lease of Temperature-Controlled Logistics Properties. As of December 31, 2000, the Company held a 40% interest in a general partnership. ("the Temperature-Controlled Logistics Partnership"), which, through its ownership of a corporation owns 88 temperature-controlled logistics properties (the "Temperature-Controlled Logistics Properties"). The business operations associated with the Temperature-Controlled Logistics Properties are owned by AmeriCold Logistics, LLC ("AmeriCold Logistics"), which is owned 60% by Vornado Operating, L.P. and 40% by a subsidiary of COPI. The Company has no interest in AmeriCold Logistics.

    AmeriCold Logistics, as sole lessee of the Temperature-Controlled Logistics Properties, leases the Temperature-Controlled Logistics Properties from the Temperature-Controlled Logistics Corporation under six triple-net master leases. Each of the leases has an initial term of 15 years, subject to two, five-year renewal options and provides for the payment of base rent and percentage rent based on revenue AmeriCold Logistics receives from its customers. AmeriCold Logistics is also required to pay for all costs arising from the operation, maintenance and repair of the properties as well as property capital expenditures in excess of $5.0 million annually. In addition, the leases permit AmeriCold Logistics to defer a portion of the rent for the Temperature-Controlled Logistics Properties for up to three years beginning on March 12, 1999, to the extent that available cash, as defined in the leases, is insufficient to pay such rent.

    The leases provide for total lease payments (including the effect of straight-lining rents), of $164.5 million for the year ended December 31, 2000, of which AmeriCold Logistics deferred $19.0 million. The Company's share of the deferred rent is $7.5 million.

    On February 22, 2001, the Temperature-Controlled Logistics Corporation and AmeriCold Logistics agreed to restructure certain financial terms of the leases, including the adjustment of the rental obligation for 2001 to $146.0 million, the adjustment of the rental obligation for 2002 to $150.0 million (plus contingent rent in certain circumstances), the increase of the Temperature-Controlled Logistics Corporation's share of capital expenditures for the maintenance of the properties from $5.0 million to $9.5 million (effective January 1, 2000) and the extension of the date on which deferred rent is required to be paid from March 11, 2002 to December 31, 2003.

Transactions with CDMC

    Loans. The Operating Partnership owns 90% of the outstanding stock (all of which is non-voting) of CDMC, and COPI Colorado owns 90% of the outstanding stock (all of which is voting stock). As of December 31, 2000, five credit facilities that the Operating Partnership extended to CDMC were outstanding: (i) a $ 56.2 million line of credit that matures August 2004 and bears interest at the rate of 11.5% per annum ("CDMC Credit Facility"), (ii) a note payable to the Operating Partnership, in the original principal amount of $3.1 million, that matures June 2005 and bears interest at the rate of 11.5% per annum; (iii) a $22.9 million credit facility that matures January 2003 and bears interest at 12% per annum; (iv) a $40 million line of credit that matures December 2006 and bears interest at the rate of 11.5% per annum and, (v) a $32 million line of credit that matures in January 2003 and bears interest at 12% per annum. The aggregate outstanding balance of these facilities as of December 31, 2000 was $128 million, and they are cross-defaulted and cross-collateralized with CDMC's interests in the real estate development companies and resort management company in which the loan proceeds have been invested. During the first quarter of 2000, the $22.9 million facility was effectively converted into a term loan of $16.4 million, and in 2000, the Operating Partnership made a term loan of $5.6 million to East-West Resorts, LLC, in which CDMC held a majority interest. Both of these loans bear interest at an annual rate of 12%, although interest due under the loan to East-West Resorts, LLC was 15% per year for the first six weeks of its term.

     Guarantee. As of December 31, 2000, the Operating Partnership had guaranteed approximately $1.3 million of mortgage loan indebtedness of a general partnership in which CDMC's wholly-owned subsidiary holds a non-managing minority interest. As of April 19, 2001 the guaranty has been reduced to $ 1.2 million.

Loans to CRL License and CRL Investments

     The Company owns a 28.5% interest in CRL License, LLC, which owns the right to the future use of the "Canyon Ranch" name. The Company also has a 95% economic interest, representing all of the non-voting common stock, and COPI owns all of the voting common stock, representing a 5% economic interest, in CRL Investments, Inc. ("CRL"). The Operating Partnership has provided CRL with a $7.0 million credit facility which bears interest at 12% per annum and matures in August 2003. As of April 1, 2001, the total amount outstanding under the credit facility was $7.16 million. The Operating Partnership also committed to invest $8.0 million in equity in CRL. As of April 1, 2000, the Operating Partnership had made equity contributions aggregating $7.16 million to CRL.

Loans to DBL Holdings ("DBL")

     On March 31, 1999, DBL-CBO, a wholly-owned subsidiary of DBL Holdings, Inc. ("DBL") in which Mr. Goff owns an approximately 2.56% economic interest, acquired a $5.97 million aggregate principal amount of Class C-1 Notes issued by Juniper CBO 1999-1 Ltd., a Cayman Islands limited liability company (the "Juniper Notes"). DBL-CBO obtained the funds to purchase the Juniper Notes by selling all of the equity interest in DBL-CBO (the "Equity Interest") to DBL for $6 million. DBL, in turn, obtained the purchase price for the Equity Interest pursuant to a $6 million loan agreement and related term note (the "DBL Juniper Loan") from the Operating Partnership that is secured by the Equity Interest. The DBL Juniper Loan matures in April 2011 and accrues interest at the rate of 12% per annum. Generally, interest under the DBL Juniper Loan is payable quarterly to the extent of cash flow derived from DBL-CBO. Under the DBL Juniper Loan agreement, DBL agreed (i) to prepay the DBL Juniper Loan to the extent of any prepayment of the Juniper Notes, (ii) to cause DBL-CBO to distribute to DBL, in its capacity as DBL-CBO's sole shareholder, substantially all of the interest payments that DBL-CBO receives on the Juniper Notes, and (iii) to cause DBL-CBO not to engage in any business activity other than acquiring and holding the Juniper Notes. The loan was repaid on March 5, 2001.. In June 1999, the Company loaned DBL $2.7 million dollars, and provided $14.4 million in equity. These funds were used to make an equity contribution to DBL-ABC, Inc., a wholly-owned subsidiary, which committed to purchase $25 million (approximately 68% of which was contributed initially and the balance of which DBL-ABC, Inc. is committed to contribute upon demand of the General Partner) in limited partnership interests representing an approximately 12.5% interest in G2 Opportunity Fund LP, a limited partnership newly formed principally to invest in noninvestment grade commercial mortgage-backed securities and other commercial real estate investments. The sole general partner, G2 Opportunity GP, LLC, is owned by GMAC Commercial Mortgage Corporation and Goff Moore Strategic Partners, L.P., and also serves as the asset manager of the partnership, and in such capacity is entitled to a fee initially equal to 1% annually of the portfolio acquisition cost. Additionally, the general partner has a carried interest Goff Moore Strategic Partners, L.P. is the primary ongoing investment partnership for Mr. Rainwater, his family (including his wife, Darla D. Moore) and certain long-time business associates of Mr. Rainwater, including Mr. Goff. The loan bears interest at the rate of 12.0% and matures in November 2004. As of December 31, 2000 the outstanding balance under this loan was $6.6 million and accrued interest totaled approximately $202,045. The other loan to DBL was repaid in November
1999.

Transactions with Charter Behavioral Healthcare Systems, L.L.C. ("CBHS")

    In 1997, COPI and Magellan Health Services, Inc. ("Magellan") formed CBHS to operate behavioral healthcare facilities (the "Behavioral Healthcare Facilities") that the Company acquired in 1997 from a subsidiary of Magellan. As of December 31, 2000, COPI owned, directly and indirectly, 90% of CBHS, and Magellan owned 10%. As of December 31, 1999, the Company owned 88 Behavioral Healthcare Facilities, all of which were leased by the Company to CBHS under a master lease. On February 16, 2000, CBHS and all of its subsidiaries that are subject to the lease filed voluntary Chapter 11 bankruptcy petitions in the United States Bankruptcy Court for the District of Delaware. In connection with the CBHS bankruptcy, the master lease was terminated and CBHS ceased operations at all of the Behavioral Healthcare Facilities. Payment and treatment of rent for the Behavioral Healthcare Facilities was subject to a rent stipulation agreed to by certain of the parties involved in the CBHS bankruptcy proceeding. The Company received approximately $15.4 million in rent and interest from CBHS during the year ended December 31, 2000. The Company sold 60 Behavioral Healthcare Facilities during the year ended December 31, 2000. At the end of 2000, the Company owned 28 Behavioral Healthcare Facilities. The Company sold three additional Behavioral Healthcare Facilities after December 31, 2000, and, as of April 19, 2001, owns 23 Behavioral Healthcare Facilities.

    Management believes that the foregoing transactions are on terms no less favorable than those that could have been obtained in comparable transactions with unaffiliated parties.

                  SHAREHOLDER PROPOSALS FOR THE COMPANY'S 2002
                         ANNUAL MEETING OF SHAREHOLDERS

    Shareholders who intend to submit proposals for consideration at the Company's 2002 annual meeting of shareholders must submit such proposals to the Company no later than January 1, 2002, in order to be considered for inclusion in the proxy statement and form of proxy that the Board of Trust Managers will distribute in connection with that meeting. Shareholder proposals should be submitted to David M. Dean, Executive Vice President, Law and Administration, and Secretary, at 777 Main Street, Suite 2100, Fort Worth, Texas 76102.

    Under the Bylaws, a shareholder must comply with certain procedures to nominate persons for election to the Board of Trust Managers or to propose other business to be considered at an annual meeting of shareholders. These procedures provide that shareholders desiring to make nominations for trust managers and/or to bring a proper subject before a meeting must do so by notice timely delivered to the Secretary of the Company. The Secretary of the Company generally must receive notice of any such proposal not less than seventy days nor more than ninety days prior to the anniversary of the preceding year's annual meeting of shareholders. In the case of proposals for the 2002 annual meeting of shareholders, the Secretary of the Company must receive notice of any such proposal no earlier than March 27, 2002, and no later than April 16, 2002 (other than proposals intended to be included in the proxy statement and form of proxy, which, as noted above, the Company must receive by December 31, 2001). Generally, such shareholder notice must set forth (i) as to each nominee for trust manager, all information relating to such nominee that is required to be disclosed in solicitations of proxies for election of trust managers under the proxy rules of the Commission; (ii) as to any other business, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in that business of such shareholder; and (iii) as to the shareholder, (a) the name and address of the shareholder, (b) the class or series and number of shares of beneficial interest of the Company that the shareholder owns beneficially and of record, and (c) the date(s) upon which the shareholder acquired ownership of such shares. The chairman of the annual meeting shall have the power to declare that any proposal not meeting these and any other applicable requirements that the Bylaws impose shall be disregarded. A copy of the Bylaws may be obtained, without charge, upon written request to David M. Dean, Executive Vice President, Law and Administration, and Secretary, at 777 Main Street, Suite 2100, Fort Worth, Texas 76102.

In addition, the form of proxy that the Board of Trust Managers will solicit in connection with the Company's 2002 annual meeting of shareholders will confer discretionary authority to vote on any proposal, unless the Secretary of the Company receives notice of that proposal no earlier than March 27, 2002, and no later than April 16, 2002, and the notice complies with the other requirements described in the preceding paragraph.

                                    EXHIBIT A

                      CRESCENT REAL ESTATE EQUITIES COMPANY
                              AMENDED AND RESTATED
                                 CHARTER OF THE
                                 AUDIT COMMITTEE
                                     OF THE
                             BOARD OF TRUST MANAGERS

The Board of Trust Managers of Crescent Real Estate Equities Company (the "Company") hereby amends and restates the Charter of the Audit Committee (the "Committee") and delegates to the Committee the authority, responsibility, and specific powers as described below.


COMMITTEE ORGANIZATION

         This charter governs the operations of the Committee. The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Trust Managers for any amendment of the Charter. The Committee shall be appointed by the Board of Trust Managers and shall comprise at least three Board of Trust Managers, each of whom are independent of management and the Company and shall meet all requirements set forth herein. Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company and meet the Independence Requirements provided below. One of the members shall be appointed Chairman of the Committee by the Board of Trust Managers. Each member of the Committee shall be financially literate in that he or she must be able to read and understand financial statements, including a company's balance sheet, income statement, and cashflow statement or shall become financially literate within a reasonable period of time after appointment to the Committee. At least one member of the Committee must have accounting or related financial management experience, be a Certified Public Accountant, or have comparable experience or background, which results in financial sophistication, including being or having been a Chief Executive Officer, a Chief Financial Officer, or other senior officer with financial oversight responsibilities.

         STATEMENT OF POLICY

         The Committee shall provide assistance to the Board of Trust Managers in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board of Trust Managers. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

INDEPENDENCE REQUIREMENTS

         The following restrictions shall apply to every Committee member:

         1. Employees. A Trust Manager who is an employee (including non-employee executive officers) of the Company or any of its affiliates may not serve on the audit committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the Company, the Trust Manager could serve on the Committee after three years following the termination of the relationship between the Company an the former parent or predecessor.

         2. Business Relationship. A Trust Manager (i) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the Company, or (ii) who has a direct business relationship with the Company may not serve on the Committee.

                           "Business relationships" can include commercial, industrial, banking, consulting, legal, accounting and such other relationships as the Board of Trust Managers may determine. A Trust Manager can have this relationship directly with the Company, or the Trust Manager can be a partner, officer or employee of an organization that has such a relationship. The Trust Manager may serve on the Committee without the above-referenced Trust Manager's determination after three years following the termination of, as applicable, either (1) the relationship between the organization with which the Trust Manager is affiliated and the Company, (2) the relationship between the Trust Manager and his or her partnership status, shareholder interest or executive officer position, or (3) the direct business relationship between the Trust Manager and the Company.

         3. Cross Compensation Committee Link. A Trust Manager who is employed as an executive of another corporation where any of the Company's executives serves on that corporation's compensation committee may not serve on the Committee.

         4. Immediate Family. A Trust Manager who is an immediate family member of an individual who is an executive officer of the Company or any of its affiliates cannot serve on the Committee until three years following the termination of such employment relationship.

MEETINGS

         The Committee is to meet as many times as the Committee deems necessary. Meetings for the consideration of pertinent matters may be requested by the Chairman of the Board, the Chief Executive Officer or the President of the Company, or by any member of the Committee by request to the Chairman of the Committee. A majority of the members of the Committee shall constitute a quorum at any meeting.

ATTENDANCE

         As necessary or desirable, the Chairman of the Committee may request that members of management, independent consultants, and representatives of the independent auditors be present at meetings of the Committee.

MINUTES

         The Committee shall keep regular minutes of each meeting and send a copy of the minutes to members of the Committee and to the members of the Board of Trust Managers who are not members of the Committee.


AUTHORITY RESPONSIBILITIES, POWERS AND ADDITIONAL REQUIREMENTS OF THE COMMITTEE

         The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board of Trust Managers and report the results of their activities to the Board of Trust Managers. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business practices, and ethical behavior. The Committee is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities hereunder.

         In exercising its authority hereunder, the Committee shall be empowered in accordance with its judgment and the following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement or modify them as appropriate.

         1. The Committee shall make recommendations concerning the engagement of independent auditors, approve professional services provided by the independent auditors and consider the range of audit and non-audit fees .

         2. The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board of Trust Managers and the Committee, as representatives of the Company's shareholders. The Committee and the Board of Trust Managers shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall be responsible for ensuring that the independent auditor submits a formal written statement regarding relationships and services which may affect objectivity and independence, for discussing any relevant matters with the independent auditors, and for recommending that the full Board of Trust Managers take appropriate action in response to the independent auditors' statements to satisfy itself to the outside auditors' independence. Annually, the Committee shall review and recommend to the Board of Trust Managers the selection of the Company's independent auditors, subject to shareholders' approval.

         3. The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for the respective audits including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations.

         4. The Committee shall review the interim financial statements with management and the independent auditors prior to filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The chair of the Committee may represent the entire Committee for the purposes of the review.

         5. The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to filing of Form 10-K), including their judgement about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgements, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

         6. The Committee shall provide a Committee report to be included in the Company proxy statement which includes (1) a statement that the Committee has recommended to the Board of Trust Managers that the audited financial statements be included in the Form 10-K; (2) a statement that it has reviewed and discussed the Company's audited financial statements with management; (3) a statement that it has discussed Statement of Auditing Standards No. 61, "Communication with Audit Committees" items including quality of accounting principles, with the independent auditors; and (4) a statement that it has received and reviewed independence disclosures from the independent auditors and determined auditor's independence.

                                    EXHIBIT B

                           THIRD AMENDED AND RESTATED

                   1995 CRESCENT REAL ESTATE EQUITIES COMPANY
                              STOCK INCENTIVE PLAN

                                   ARTICLE I
                                    THE PLAN

                  1.1 NAME. This plan shall be known as the "1995 Crescent Real Estate Equities Company Stock Incentive Plan." Capitalized terms used herein are defined in Article X hereof.

                  1.2 PURPOSE. The purpose of the Plan is to promote the growth and general prosperity of the Company by permitting the Company and its Subsidiaries to grant Options to its Employees, Outside Directors and Advisors and Restricted Stock to its Employees and Advisors. The Plan is designed to help the Company and its Subsidiaries attract and retain superior personnel for positions of substantial responsibility and to provide Employees (including officers), Outside Directors and Advisors with an additional incentive to contribute to the success of the Company and its Subsidiaries. The Company intends that Incentive Stock Options granted pursuant to Article IV will qualify as "incentive stock options" within the meaning of Section 422 of the Code. Subject to Article VII, Outside Directors may elect to receive Common Stock in lieu of Director's Fees. With respect to Reporting Participants, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

                  1.3 EFFECTIVE DATE. The Plan shall become effective upon the Effective Date.

                  1.4 ELIGIBILITY TO PARTICIPATE. Any Employee, Outside Director or Advisor shall be eligible to participate in the Plan; provided that Incentive Stock Options may be granted only to persons who are Employees of the Company or any of its Subsidiaries. Consistent with the foregoing, the Committee may grant Options to Employees and Advisors in accordance with such determinations as the Committee from time to time in its sole discretion may make.

                  1.5 MAXIMUM NUMBER OF SHARES OF COMMON STOCK SUBJECT TO AWARDS. The shares of Common Stock subject to Awards pursuant to the Plan may be either authorized and unissued shares or shares issued and thereafter acquired by the Company. Subject to adjustment pursuant to the provisions of Section 8.2, and subject to any additional restrictions elsewhere in the Plan:

                         (a) The maximum aggregate number of shares of Common Stock that may be issued from time to time pursuant to the Plan shall be 2,850,000.

                         (b) The maximum aggregate number of shares of Common Stock that may be issued under the Plan shall increase automatically on January 1 of each year by an amount equal to 8.5% of the increase in the number of shares of Common Stock outstanding and number of Units outstanding since January 1 of the preceding year.

                         (c) The maximum number of shares of Common Stock with respect to which Awards may be granted to any Reporting Participant during any calendar year (all within the meaning of Section 162(m) of the Code) shall be 1,000,000 shares under this Plan.

                         (d) The maximum number of shares of Common Stock which may be issued under Incentive Stock Options during the life of the Plan (all within the meaning of Section 422 of the Code) shall be one hundred fifty thousand (150,000) shares.

For purposes of applying the limits in this Section 1.5, and except to the extent inconsistent with applicable law, including Sections 162(m) and 422 of the Code, (i) to the extent any shares of Common Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Common Stock are not delivered because the Award is settled in cash or are used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been issued, and (ii) if the exercise price of any Option granted under the Plan is satisfied by tendering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock issued net of the shares of Common Stock tendered shall be deemed issued.

                  1.6 CONDITIONS PRECEDENT. The Company shall not issue or deliver any certificate for Plan Shares pursuant to the Plan before fulfillment of all of the following conditions:

                         (a) The admission of the Plan Shares to listing on all stock exchanges on which the Common Stock is then listed, unless the Committee determines in its sole discretion that such listing is neither necessary nor advisable;

                         (b) The completion of any registration or other qualification of the sale of the Plan Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Committee in its sole discretion deems necessary or advisable; and

                         (c) The obtaining of any approval or other clearance from any federal or state governmental agency that the Committee in its sole discretion determines to be necessary or advisable.

                  1.7 RESERVATION OF SHARES OF COMMON STOCK. During the term of the Plan, the Company shall at all times reserve and keep available such number of shares of Common Stock as may be necessary to satisfy the requirements of the Plan as to the number of Plan Shares. In addition, the Company shall from time to time, as is necessary to accomplish the purposes of the Plan, use its best efforts to obtain from any regulatory agency having jurisdiction any requisite authority necessary to issue Plan Shares hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary for the lawful issuance of any Plan Shares shall relieve the Company of any liability in respect of the nonissuance of Plan Shares as to which the requisite authority has not been obtained.

                  1.8 TAX WITHHOLDING.

                         (a) Condition Precedent. The issuances of Plan Shares pursuant to Awards under the Plan are subject to the condition that if at any time the Committee determines, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any federal, state or local law is necessary or desirable as a condition of, or in connection with such issuances, then the issuances shall not be effective unless the withholding has been effected or obtained in a manner acceptable to the Committee. Each Option granted to a Reporting Participant shall contain a provision in the related Option Agreement making any required withholding tax or other withholding liability mandatory, and specifying that the Company withhold a portion of the Plan Shares as specified in clause (iv) of paragraph (b) below.

                         (b) Manner of Satisfying Withholding Obligation. When a Participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with an Award, such payment may be made in one or more of the following forms: (i) in cash, (ii) by certified or cashier's check, (iii) by delivery to the Company (either directly or by attestation) of shares of Common Stock already owned by the Participant having a Fair Market Value on the date the amount of tax to be withheld is to be determined (the "Tax Date") equal to the amount required to be withheld, (iv) with respect to Options, to the extent permitted by the Committee in its discretion, through the withholding by the Company ("Company Withholding") of a portion of the Plan Shares acquired upon the exercise of the Options having a Fair Market Value on the Tax Date equal to the amount required to be withheld, or (v) in any other form of valid consideration, as permitted by the Committee in its discretion.

                         (c) Notice of Disposition of Stock Acquired Pursuant to Incentive Stock Options. The Company may require as a condition to the issuance of Plan Shares covered by any Incentive Stock Option that the party receiving such shares give a written representation to the Company, which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he shall report to the Company any disposition of such shares before the expiration of the holding periods specified by Section 422(a)(1) of the Code. If and to the extent that the realization of income in such a disposition imposes upon the Company federal, state or local withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements; and the Company may require as a condition to the issuance of Plan Shares covered by an Incentive Stock Option that the party receiving such shares give a satisfactory written representation promising to make such a remittance.

                  1.9 ACCELERATION IN CERTAIN EVENTS. The Committee may accelerate the exercisability of any Option or waive any restrictions with respect to shares of Restricted Stock in whole or in part at any time. Notwithstanding the provisions of any Option Agreement or Restricted Stock Agreement, the following provisions shall apply:

                         (a) Mergers and Reorganizations. If the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets of the Company by means of a sale, merger or other reorganization, liquidation or otherwise in a transaction in which the Company is not the surviving corporation, any Option shall become immediately exercisable with respect to the full number of shares subject to that Option, and all restrictions shall lapse with respect to an Award of Restricted Stock during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets of the Company and ending when the disposition of assets contemplated by that agreement is consummated or the Award is otherwise terminated in accordance with its provisions or the provisions of the Plan, whichever occurs first; provided that no Option will be immediately exercisable, and no restrictions will lapse with respect to an Award of Restricted Stock under this Section on account of any agreement of merger or other reorganization when the shareholders of the Company immediately before the consummation of the transaction will own at least fifty percent of the total combined voting power of all classes of stock entitled to vote of the surviving entity immediately after the consummation of the transaction. An Option will not become immediately exercisable and no restrictions will lapse with respect to an Award of Restricted Stock if the transaction contemplated in the agreement is a merger or reorganization in which the Company will survive.

                         (b) Change in Control. In the event of a change in control or threatened change in control of the Company, all Options granted before the change in control or threatened change in control shall become immediately exercisable, and all restrictions shall lapse with respect to awards of Restricted Stock granted before the change in control or threatened change in control. The term "change in control" for purposes of this Section refers to the acquisition of 15% or more of the voting securities of the Company by any person or by persons acting as a group within the meaning of Section 13(d)(3) of the Exchange Act (other than an acquisition by (i) a person or group meeting the requirements of clauses (i) and (ii) of Rule 13d-l(b)(1) promulgated under the Exchange Act, (ii) or any employee pension benefit plan (within the meaning of Section 3(2) of ERISA) of the Company or of its Subsidiaries, including a trust established pursuant to such plan); provided that no change in control or threatened change in control shall be deemed to have occurred (i) if before the acquisition of, or offer to acquire, 15% or more of the voting securities of the Company, the full Board has adopted by not less than two-thirds vote a resolution specifically approving such acquisition or offer or (ii) from (A) a transfer of the Company's voting securities by Richard E. Rainwater ("Rainwater") to (i) a member of Rainwater's immediate family (within the meaning of Rule 16a-1(e) of the Exchange Act) either during Rainwater's lifetime or by will or the laws of descent and distribution; (ii) any trust as to which Rainwater or a member (or members) of his immediate family (within the meaning of Rule 16a-1(e) of the Exchange Act) is the beneficiary; (iii) any trust as to which Rainwater is the settlor with sole power to revoke; (iv) any entity over which Rainwater has the power, directly or indirectly, to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise; or (v) any charitable trust, foundation or corporation under
         Section 501(c)(3) of the Code that is funded by Rainwater; or (B) the acquisition of voting securities of the Corporation by either (i) Rainwater or (ii) a person, trust or other entity described in the foregoing clauses (A)(i)-(v) of this subsection. The term "person" for purposes of this Section refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. Whether a change in control is threatened shall be determined solely by the Committee.

                  1.10 COMPLIANCE WITH SECURITIES LAWS. Plan Shares shall not be issued with respect to any Award unless the issuance and delivery of the Plan Shares (and the exercise of an Option, if applicable) complies with all relevant provisions of federal and state law, including without limitation the Securities Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Plan Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may also require a Participant to finish evidence satisfactory to the Company, including, without limitation, a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition or otherwise, and a representation that the Plan Shares are being acquired only for investment and without any present intention to sell or distribute the shares in violation of any federal or state law, rule or regulation. Further, each Participant shall consent to the imposition of a legend on the certificate representing the Plan Shares issued pursuant to an Award restricting their transferability as required by law or by this Section.

                  1.11 EMPLOYMENT OF PARTICIPANT. Nothing in the Plan or in any Award granted hereunder will confer upon any Participant any right to continued employment by the Company or any of its Subsidiaries or to continued service as a Director or Advisor or limit in any way the right of the Company or any Subsidiary at any time to terminate or alter the terms of that employment or services as a Director or Advisor.

                  1.12 INFORMATION TO PARTICIPANTS. The Company shall furnish to each Participant copies of annual reports, proxy statements and all other reports sent to the Company's shareholders. Upon written request, the Company shall furnish to each Participant a copy of its most recent Annual Report on Form 10-K and each quarterly report to shareholders issued since the end of the Company's most recent fiscal year.

                                   ARTICLE II
                                 ADMINISTRATION

                  2.1 COMMITTEE. The Plan shall be administered by the Board or by a Committee of not fewer than two directors appointed by the Board. As used herein, "Committee" shall mean a committee consisting of two or more Directors, each of whom shall be a "non-employee director" as defined in Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code. Subject to the provisions of the Plan, the Committee shall have the sole discretion and authority to determine from time to time the Employees and Advisors to whom Awards will be granted and the number of Plan Shares subject to each Award, to interpret the Plan, to prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan, to determine and interpret the details and provisions of each Option Agreement and Restricted Stock Agreement, to modify or amend any Option Agreement or Restricted Stock Agreement or waive any conditions or restrictions applicable to any Option (or the exercise thereof) or to any shares of Restricted Stock, to adopt and prescribe the contents of all forms required in connection with the administration of the Plan, and to make all other determinations or advisable for the administration of the Plan. With respect to any provision of the Plan granting the Committee the right to agree, in its sole discretion, to further extend the term of any Award hereunder, the Committee may exercise such right at the time of grant, in the Option Agreement relating to such Award, or at any time or from time-to-time after the grant of any Award hereunder. Notwithstanding any other provision of this Section 2.2 or this Plan, all Awards made to Outside Directors shall be automatic and nondiscretionary as set forth in this Plan.

                  2.2 MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all members of the Committee shall constitute the action of the Committee. Meetings of the Committee may take place by telephone conference call.

                  2.3 COMPANY ASSISTANCE. The Company shall supply full and timely information to the Committee on all matters relating to Employees, Outside Directors and Advisors, their employment, death, Retirement, Disability or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Committee with such clerical and other assistance as is necessary to the performance of its duties.

                                   ARTICLE III
                                     OPTIONS

                  3.1 METHOD OF EXERCISE. Each Option shall be exercisable at any time and from time in whole or in part in accordance with the terms of the Option Agreement pursuant to which the Option was granted. No Option may be exercised for a fraction of a Plan Share.

                  3.2 PAYMENT OF PURCHASE PRICE. The purchase price of any Plan Shares purchased shall be paid at the time of exercise of the Option either (i) in cash, (ii) by certified or cashier's check, (iii) by delivery to the Company (either directly or by attestation) of shares of Common Stock already owned by the Participant, if permitted by the Committee, (iv) as to Outside Directors, by cash or certified or cashier's check for the par value of the Plan Shares plus a promissory note for the balance of the purchase price, such note to provide for the right to repay the note partially or wholly with Common Stock and to have an interest rate based on the current dividend yield of the Common Stock, and otherwise to have such terms as shall be specified by the Committee, (v) as to Employees and Advisors, by cash or certified or cashier's check for the par value of the Plan Shares plus a promissory note for the balance of the purchase price, which note shall contain such terms and provisions as the Committee may approve, including without limitation the right to repay the note partially or wholly with Common Stock and to base the interest rate on the current dividend yield of the Common Stock, (vi) by delivery of a copy of irrevocable instructions from the Optionee to a broker or dealer, reasonably acceptable to the Company, to sell certain of the Plan Shares upon exercise of the Option or to pledge them as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price or (vii) as to Employees and Advisors, in any other form of valid consideration, as permitted by the Committee in its discretion. If any portion of the purchase price or a note given at the time of exercise is paid in shares of Common Stock, those shares shall be valued at the then Fair Market Value.

                  3.3 WRITTEN NOTICE REQUIRED. Any Option shall be deemed to be exercised for purposes of the Plan when written notice of exercise has been received by the Company at its principal office from the person entitled to exercise the Option and payment for the Plan Shares with respect to which the Option is exercised has been received by the Company in accordance with Section 3.2.

                  3.4 RIGHTS OF OPTIONEES UPON TERMINATION OF EMPLOYMENT OR
                      SERVICE.

                           (a) In the event an Optionee ceases to be an Employee and Advisor, and does not continue to be a Director, for any reason other than death, Retirement, Disability or for Cause, (i) the

         Committee shall have the ability to accelerate the vesting of the Optionee's Option in its sole discretion, and (ii) such Optionee's Option shall be exercisable (to the extent exercisable on the date of termination of employment or service as an Employee or Advisor, or, if the Committee, in its discretion, has accelerated the vesting of such Option, to the extent exercisable following such acceleration) (a) if such Option is an Incentive Stock Option, at any time within three months after the date of termination of employment, unless by its terms the Option expires earlier; or (b) if such Option is a Nonqualified Stock Option, at any time within one year after the date of termination of employment or service as an Employee or Advisor, unless by its terms the Option expires earlier or unless the Committee agrees, in its sole discretion, to further extend the term of such Nonqualified Stock Option; provided that the term of any such Nonqualified Stock Option shall not be extended beyond its initial term. An Employee or Advisor who continues to be a Director shall not be deemed to have terminated employment or service.

                           (b) In addition, unless the Committee agrees, in its sole discretion, to extend the term of a Nonqualified Stock Option granted to an Employee or Advisor (provided that the term of any such Option shall not be extended beyond its initial term), an Optionee's Option may be exercised as follows in the event such Optionee ceases to serve as an Employee, Outside Director or Advisor due to death, Disability, Retirement or for Cause:

                                  (i) Death. If an Optionee dies while serving
                  as an Employee, Outside Director or Advisor, or within three months after ceasing to be an Employee, Outside Director or Advisor, his option shall become fully exercisable on the date of his death and shall expire 12 months thereafter, unless by its terms it expires sooner. During such period, the Option may be fully exercised, to the extent that it remains unexercised on the date of death, by the Optionee's personal representative or by the distributees to whom the Optionee's rights under the Option shall pass by will or by the laws of descent and distribution.

                                  (ii) Retirement. If an Optionee ceases to
                  serve as an Employee, Outside Director or Advisor as a result of Retirement, (i) his Option shall become fully exercisable on the date of his Retirement and (a) if such Option is an Incentive Stock Option, such Option shall be exercisable at any time within three months after the effective date of such Retirement, unless by its terms the Option expires earlier, and (b) if such Option is a Nonqualified Stock Option, such Option shall be exercisable at any time within one year after the effective date of such Retirement, unless by its terms the Option expires sooner.

                                  (iii) Disability. If an Optionee ceases to
                  serve as an Employee, Outside Director or Advisor as a result of Disability, the Optionee's Option shall become fully exercisable and shall expire 12 months thereafter, unless by its terms it expires sooner.

                                  (iv) Cause. If an Optionee ceases to serve as
                  an Employee, Outside Director or Advisor, because the Optionee is terminated for Cause, the Optionee's Option shall automatically expire. If any facts that would constitute Cause for termination or removal of an Employee or Advisor are discovered after the Optionee's relationship with the Company has ended, any Options then held by the Optionee may be immediately terminated by the Committee. Notwithstanding the foregoing, if an Optionee is an Employee employed pursuant to a written employment agreement, or is an Advisor retained pursuant to a written agreement, the Optionee's relationship with the Company shall be deemed terminated for "Cause" for purposes of the Plan only if the Optionee is considered under the circumstances to have been terminated for cause for purposes of such written agreement.

                  3.5 TRANSFERABILITY OF OPTIONS. Except as otherwise provided in this Section 3.5, options shall not be transferable other than pursuant to a qualified domestic relations order, by will or by the laws of descent and distribution and, with respect to an Incentive Stock Option, may be exercised during the lifetime of an Optionee only by that Optionee or by his legally authorized representative. However, the Optionee, with the approval of the Committee, and subject to the terms of the Option Agreement, may transfer a Nonqualified Stock Option for no consideration to or for the benefit of the Optionee's Immediate Family (including, without limitation, to a trust for the benefit of the Optionee's Immediate Family or to a partnership or limited liability company for one or more members of the Optionee's Immediate Family), subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Option before such transfer. If the original Optionee ceases to be an Employee and Advisor, and does not continue to be a Director, the Nonqualified Stock Option in the hands of the transferee shall be subject to the same treatment as if it were still held by the original Optionee, and the Option shall be exercisable by the transferee only to the extent, and for the periods specified in the Plan and the Option Agreement. The term "Immediate Family" shall mean the Optionee's spouse, parents, children, stepchildren, adoptive relationships, sisters, brothers and grandchildren (and, for this purpose, shall also include the Optionee).

                                   ARTICLE IV
                             INCENTIVE STOCK OPTIONS

                  4.1 OPTION TERMS AND CONDITIONS. The terms and conditions of Options granted under this Article may differ from one another as the Committee may, in its discretion, determine, as long as all Options granted under this Article satisfy the requirements of this Article.

                  4.2 DURATION OF OPTIONS. Each Option granted under this Article shall expire on the date determined by the Committee, but in no event will any Option granted under this Article expire earlier than one year or later than ten years after the date on which the Option is granted. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

                  4.3 PURCHASE PRICE. The purchase price for Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall not be less than the Fair Market Value of the Plan Shares at the time of the grant of the Option.

                  4.4 MAXIMUM AMOUNT OF OPTIONS FIRST EXERCISABLE IN ANY CALENDAR YEAR. The maximum aggregate Fair Market Value of Plan Shares (determined at the time the Option is granted) with respect to which Options issued under this Article are exercisable for the first time by any Employee during any calendar year under all incentive stock option plans of the Company and its Subsidiaries and affiliates may not exceed $100,000. Any portion of an Option granted under the Plan and first exercisable in excess of the foregoing limitations shall be considered granted under Article V.

                  4.5 REQUIREMENTS AS TO CERTAIN OPTIONS. In the event of the grant of any Option to an individual who, at the time the Option is granted, owns shares of stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries or affiliates within the meaning of Section 422 of the Code, the purchase price for the Plan Shares subject to that Option must be at least 110% of the Fair Market Value of those Plan Shares at the time the Option is granted, and the Option must not be exercisable after the expiration of five years from the date of its grant.

                  4.6 INDIVIDUAL OPTION AGREEMENTS. Each Employee receiving Options under this Article shall be required to enter into a written Option Agreement with the Company. In such Option Agreement, the Employee shall agree to be bound by the terms and conditions of the Plan and such other matters as the Committee deems appropriate.

                                    ARTICLE V
                           NONQUALIFIED STOCK OPTIONS

                  5.1 OPTION TERMS AND CONDITIONS. The terms and conditions of Options granted under this Article may differ from one another as the Committee may, in its discretion, determine, as long as all Options granted under this Article satisfy the requirements of this Article.

                  5.2 OUTSIDE DIRECTOR OPTION TERMS AND CONDITIONS. Each Outside Director shall be granted an Option to purchase fourteen thousand (14,000) shares of Common Stock on the date of commencement of each regular annual stockholders' meeting beginning with the 1997 Annual Stockholder's meeting. Each Option granted under this Section 5.2 shall vest ratably at the rate of 20% per year on each anniversary of the date of grant of the Option, provided that the Optionee is a Director on such date. Notwithstanding the preceding sentence, each Option granted under this Section 5.2 shall vest if the Outside Director dies while serving as an Outside Director, or ceases to serve as an Outside Director as a result of Retirement or Disability as provided in Section 3.4(b). Each Option granted to an Outside Director shall expire ten (10) years from the date of grant, subject to early termination as provided elsewhere in the Plan.

                  5.3 DURATION OF OPTIONS. Each Option granted to an Employee or Advisor under this Article and all rights thereunder shall expire on the date determined by the Committee, but in no event will any Option granted under this Article expire later than ten years after the date on which the Option is granted. In addition, each Option shall be subject to early termination as provided elsewhere in the Plan.

                  5.4 PURCHASE PRICE. The purchase price for Plan Shares acquired pursuant to the exercise, in whole or in part, of any Option granted under this Article shall be not less than the Fair Market Value of the Plan Shares at the time of the grant of the Option.

                  5.5 INDIVIDUAL OPTION AGREEMENTS. Each Employee, Outside Director or Advisor receiving Options under this Article shall be required to enter into a written Option Agreement with the Company. In such Option Agreement, the Employee, Outside Director or Advisor shall agree to be bound by the terms and conditions of the Plan and such other matters as the Committee deem appropriate.

                                   ARTICLE VI
                                RESTRICTED STOCK

                  6.1 TERMS AND CONDITIONS. Each Restricted Stock Grant confers upon the recipient thereof the right to receive a specified number of shares of Common Stock of the Company in accordance with the terms and conditions of each Participant's individual written agreement as set forth in Section 6.2. The general terms and conditions of the Restricted Stock awards shall be as follows:

                         (a) Any shares of Common Stock awarded hereunder to a Participant shall be restricted for a period of time to be determined by the Committee for each participant at the time of the Award, which period shall be not less than one year or more than ten years. The restrictions shall prohibit the sale, assignment, transfer, pledge or other encumbrance of such shares, and shall provide for possible reversion thereof to the Company in accordance with subparagraph (b) during the period of restriction.

                         (b) All Restricted Stock awarded under this Plan to a Participant shall be forfeited and returned to the Company in the event the Participant ceases to be employed by, serve as a Director of, or serve as an Advisor to the Company or one of its Subsidiaries before the expiration of the period of restriction, unless the Participant's termination of employment is due to his or her death, Disability or Retirement. An Employee or Advisor who continues to be a Director shall not be deemed to have terminated employment or service.

                         (c) In the event of a Participant's death or Disability, the restrictions under subparagraph (a) shall lapse with respect to all Restricted Stock awarded to the Participant under this Plan before any such event, and the shares of Common Stock involved shall cease to be Restricted Stock within the meaning of this Plan and shall no longer be subject to forfeiture to the Company pursuant to subparagraph (b).

                         (d) In the event of a Participant's Retirement, the restrictions under subparagraph (a) shall continue to apply unless the Committee in its discretion shall shorten the restriction period.

                         (e) Stock certificates issued with respect to awards of Restricted Stock made under this Plan shall be registered in the name of the Participant, but shall be delivered by him or her to the Company together with a stock power endorsed in blank. Each such certificate shall bear the following legend:

                           "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE, RESTRICTIONS ON TRANSFER AND CERTAIN OTHER TERMS AND CONDITIONS SET FORTH IN THE 1995 CRESCENT REAL ESTATE EQUITIES COMPANY STOCK INCENTIVE PLAN AND THE AGREEMENT BETWEEN THE REGISTERED OWNER OF THE SHARES REPRESENTED BY THIS CERTIFICATE AND CRESCENT REAL ESTATE EQUITIES COMPANY ENTERED INTO PURSUANT TO SUCH PLAN."

                         (f) Upon the lapse of a restriction period as determined pursuant to subparagraph (a), the Company shall return the stock certificates representing the shares with respect to which the restriction has lapsed to the Participant or his or her legal representative, and pursuant to the instruction of the Participant or his or her legal representative shall issue a certificate for such shares which does not bear the legend set forth in subparagraph (e).

                         (g) Any other securities or assets (other than ordinary cash dividends) which are received by a Participant with respect to Restricted Stock awarded to him, which is still subject to restrictions provided for in subparagraph (a), shall be subject to the same restrictions and shall be delivered by the Participant to the Company as provided in subparagraph (e).

                         (h) From the time of grant of the Restricted Stock Award, the Participant shall be entitled to exercise all rights attributable to the Restricted Stock, subject to forfeiture of such rights and the stock as provided in subparagraph (b).

                  6.2 INDIVIDUAL AGREEMENTS. Each Participant receiving an Award of Restricted Stock under this Article shall be required to enter into a written Restricted Stock Agreement with the Company. In such Restricted Stock Agreement, the Participant shall agree to be bound by the terms and conditions of the Plan and such other matters as the Committee deems appropriate.

                                   ARTICLE VII
                    OUTSIDE DIRECTOR STOCK-FOR-FEES ELECTIONS

                  7.1 OUTSIDE DIRECTOR STOCK-FOR-FEES ELECTION. Each Outside Director shall be permitted to receive Director's Fees in the form of Common Stock rather than cash in accordance with the following provisions:

                         (a) Each Outside Director shall have the right to elect to receive one-half or all of such Outside Director's Fees in the form of Common Stock rather than cash by tendering an irrevocable written election to the Secretary of the Company pursuant to which all Director's Fees otherwise payable to the Outside Director shall be paid in the form of Common Stock as provided in (b) below. Such election shall become effective six (6) months after its delivery to the Secretary of the Company by the Outside Director. Such election shall remain in effect until the earlier of (i) the date six (6) months after such Outside Director shall have delivered to the Secretary of the Company irrevocable written notice that his or her election to receive Common Stock shall cease as of the date six months following delivery of the notice, or (ii) the date on which such Outside Director terminates as a member of the Board of Directors by reason of resignation, non-reelection, death, or disability. Any Outside Director who having terminated an election to receive Common Stock or having failed to elect to receive Common Stock rather than cash may elect to receive Director's Fees in the form of Common Stock as of the date six
         (6) months following delivery of irrevocable written notice of such election to the Secretary of the Company. An

         Outside Director who does not elect to have Director's Fees paid in Common Stock shall receive his or her remuneration in cash at such times that such remuneration is otherwise due.

                         (b) If an Outside Director elects to receive payment of Director's Fees in the form of Common Stock, such Common Stock shall be issued as soon as practicable after the annual meeting of shareholders or meeting of the Board or Committee of the Board to which such remuneration relates. The number of shares of Common Stock to be issued to such Outside Director shall be determined by dividing:

                                    (i)  the remuneration otherwise payable to
                  the Outside Director, by

                                    (ii) ninety percent (90%) of the Fair Market
                  Value of the Company's Common Stock on the determination date on the rounding up or down any fractional share to the nearest whole share.

         The determination date shall be the date that the relevant payment of Director's Fees is payable.

                         (c) Shares of Common Stock issued under this Article VII shall be free of any restrictions except for restrictions applicable under the Exchange Act.

                  7.2 INCOME TAX. Each Outside Director who elects to receive Director's Fees in the form of Common Stock rather than cash shall be responsible for payment of federal, state, and local income taxes on the Fair Market Value of such Common Stock.

                                  ARTICLE VIII
                      TERMINATION, AMENDMENT AND ADJUSTMENT

                  8.1 TERMINATION AND AMENDMENT. The Plan will terminate on
June 11, 2005. No Awards will be granted under the Plan after that date of termination, although Awards granted before such date shall remain outstanding in accordance with their terms. Subject to the limitations contained in this
Section 8.1, the Committee may at any time amend or revise the terms of the Plan, including the form and substance of the Option Agreements and Restricted Stock Agreements to be used in connection herewith; provided that, without shareholder approval, no amendment or revision may (i) increase the maximum aggregate number of Plan Shares under Section 1.5, or any other limit under
Section 1.5 to the extent required to comply with Section 162(m) or 422 of the Code, except as permitted under Section 1.5 and Section 8.2, (ii) change the minimum purchase price for shares under Article IV or Article V, (iii) permit the granting of an Award to anyone other than as provided in the Plan, or (iv) modify the "material terms" of the Plan as to "covered employees" within the meaning of Section 162(m) of the Code. In addition, if and to the extent required by Rule 16b-3 of the Exchange Act, the provisions of the Plan may not be amended more frequently than once every six months unless otherwise required by law and permitted by Rule 16b-3 of the Exchange Act. No amendment, suspension or termination of the Plan may, without the consent of a Participant who has received an Award hereunder, alter or impair any of that Participant's rights or obligations under any Award granted under the Plan before that amendment, suspension or termination, unless such amendment, suspension or termination is required under applicable law, including without limitation Section 422 of the Code.

                  8.2 ADJUSTMENT. If the outstanding Common Stock is increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of Plan Shares as to which Awards may be granted under the Plan. A corresponding adjustment shall be made in the number or kind of shares allocated to and purchasable under unexercised Options, and any shares of Restricted Stock with respect to which restrictions have not yet lapsed before any such change. Any such adjustment in outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each share purchasable under the

Option. Any new or additional or different class of securities that are distributed to a Participant in his capacity as the owner of Restricted Stock as granted hereunder shall be considered to be Restricted Stock and shall be subject to all of the conditions and restrictions provided herein applicable to Restricted Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.

                                   ARTICLE IX
                                  MISCELLANEOUS

                  9.1 OTHER COMPENSATION PLANS. The adoption of the Plan will not affect any other stock option or incentive or other compensation plans in effect for the Company or any of its Subsidiaries, nor will the Plan preclude the Company or any of its Subsidiaries from establishing any other forms of incentive or other compensation for Employees.

                  9.2 PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the successors and assigns of the Company and any of its Subsidiaries that adopt the Plan.

                  9.3 NUMBER AND GENDER. Whenever used herein, nouns in the singular shall include the plan where appropriate, and the masculine pronoun shall include the feminine gender.

                  9.4 HEADINGS. Headings of articles and sections hereof are inserted for convenience of reference and constitute no part of the Plan.

                                    ARTICLE X
                                   DEFINITIONS

         As used herein with initial capital letters, the following terms have the meanings set forth unless the context clearly indicates to the contrary:

                  10.1 "ADVISOR" means any person performing advisory or consulting services for the Company or any Subsidiary of the Company, with or without compensation, to whom the Company chooses to grant Options or Restricted Stock in accordance with the Plan, provided that bona fide services must be rendered by such person and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction.

                  10.2 "AWARD" means a grant of Options under Article IV or V of the Plan or an award of Restricted Stock under Article VI of the Plan.

                  10.3 "BOARD" means the Board of Trust Managers of the Company.

                  10.4 "CAUSE" shall mean an act or acts involving a felony, fraud, willful misconduct, commission of any act that causes or reasonably may be expected to cause substantial injury to the Company or other good cause. The term "other good cause" as used in this Section shall include, but shall not be limited to, habitual impertinence, a pattern of conduct that tends to hold the Company up to ridicule in the community, conduct disloyal to the Company, conviction of any crime of moral turpitude and abuse, as judged by the Committee, of alcohol or any controlled substance. "Controlled substance" means a drug, immediate precursor or other substance listed in Schedules I-V of the Federal Comprehensive Drug Abuse Prevention Control Act of 1970, as amended.

                  10.5 "CODE" means the Internal Revenue Code of 1986, as amended.

                  10.6 "COMMITTEE" shall have the meaning set forth in Section 2.1.

                  10.7 "COMMON STOCK" means the common shares of beneficial interest, par value $.01 per share, of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or some other corporation, such other stock or security.

                  10.8 "COMPANY" means Crescent Real Estate Equities Company, a Texas trust organized under the Texas Real Estate Investment Trust Act, as amended, or any successor thereto.

                  10.9 "DIRECTOR" means a member of the Board of Trust Managers of the Company.

                  10.10 "DIRECTOR'S FEES" means the remuneration otherwise payable to an Outside Director as an annual retainer and for attending meetings of the Board and meetings of the committees of the Board.

                  10.11 "DISABILITY" of a Participant shall be deemed to occur whenever a Participant is rendered unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuing period of not less than 12 months.

                  10.12 "EFFECTIVE DATE" means June 12, 1995, or, if applicable, the date on which an amendment to this Plan is approved by the shareholders of the Company in accordance with the provisions of Sections 162(m) and 422 of the Code and Rule 16b-3 under the Exchange Act.

                  10.13 "EMPLOYEE" means an officer or other employee, as defined under Section 3401(c) of the Code and the regulations promulgated thereunder, of the Company or of any of its subsidiaries that adopt the Plan.

                  10.14 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  10.15 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  10.16 "FAIR MARKET VALUE" means such value as will be determined by the Committee on the basis of such factors as it deems appropriate; provided that if the Common Stock is traded on a national securities exchange, such value shall be determined by the Committee on the basis of the last sale price for the Common Stock on the date for which such determination is relevant, as reported on the New York Stock Exchange. If the Common Stock is traded on more than one exchange, such value shall be determined on the basis of the exchange trading the greatest volume of shares on such date. In no event shall "Fair Market Value" be less than the par value of the Common Stock.

                  10.17 "INCENTIVE STOCK OPTION" means an Option granted under
Article IV.

                  10.18 "NONQUALIFIED STOCK OPTION" means an Option granted under Article V.

                  10.19 "OPTION" means an Incentive Stock Option or a Nonqualified Stock Option granted under the Plan.

                  10.20 "OPTION AGREEMENT" means an agreement between the Company and a Participant with respect to one or more Options.

                  10.21 "OPTIONEE" means an Employee, Director or Advisor to whom an Option has been granted hereunder.

                  10.22 "OUTSIDE DIRECTOR" means a Director who is not an Employee of the Company or a Subsidiary.

                  10.23 "PARTICIPANT" means an Employee, Director or Advisor to whom an Award has been granted hereunder.

                  10.24 "PLAN" means the 1995 Crescent Real Estate Equities Company Stock Incentive Plan, as amended from time to time.

                  10.25 "PLAN SHARES" means shares of Common Stock issuable pursuant to the Plan.

                  10.26 "REPORTING PARTICIPANT" means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

                  10.27 "RESTRICTED STOCK" means an Award of Common Stock granted under Article VI.

                  10.28 "RESTRICTED STOCK AGREEMENT" means an agreement between the Company and a Participant with respect to an Award of Restricted Stock.

                  10.29 "RETIREMENT" means termination of employment or service as a Director on or after the date on which a Participant attains age 70.

                  10.30 "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  10.31 "SUBSIDIARY" means a subsidiary corporation of the Company, as defined in Section 424(f) of the Code.

                  10.32 "UNIT" means a unit of ownership interest in the Crescent Real Estate Equities Limited Partnership, which is exchangeable on a one-for-two basis for shares of Common Stock, or, at the option of the Company, the cash equivalent thereof.

                                    EXHIBIT C

                      CRESCENT REAL ESTATE EQUITIES COMPANY

                          EMPLOYEE STOCK PURCHASE PLAN

                                    ARTICLE I
                                    THE PLAN

                  1.1 NAME. This plan shall be known as the "Crescent Real Estate Equities Company Employee Stock Purchase Plan." Capitalized terms used herein are defined in Article VI hereof.

                  1.2 PURPOSE. The purpose of the Plan is to permit Employees of the Company to increase their proprietary interest in the Company by permitting them to purchase Common Stock through payroll deductions. The Company intends that the Plan be treated and qualify as an "Employee Stock Purchase Plan" under
Section 423 of the Internal Revenue Code of 1986, as amended. The Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code. With respect to Reporting Participants, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void to the extent permitted by law and deemed advisable by the Committee.

                  1.3 EFFECTIVE DATE. The Plan shall become effective upon the Effective Date.

                  1.4 MAXIMUM NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE PLAN. The shares of Common Stock subject to issuance pursuant to the Plan may be either authorized and unissued shares or shares issued and thereafter acquired by the Company. Subject to adjustment pursuant to the provisions of
Section 4.2, and subject to any additional restrictions elsewhere in the Plan, the maximum aggregate number of shares of Common Stock that may be issued from time to time pursuant to the Plan shall be 1,000,000.

                  1.5 CONDITIONS PRECEDENT. The Company shall not issue or deliver any certificate for Plan Shares before fulfillment of all of the following conditions:

                         (a) The admission of the Plan Shares to listing on all stock exchanges on which the Common Stock is then listed, unless the Committee determines in its sole discretion that such listing is neither necessary nor advisable;

                         (b) The completion of any registration or other qualification of the sale of the Plan Shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body that the Committee in its sole discretion deems necessary or advisable; and

                         (c) The obtaining of any approval or other clearance from any federal or state governmental agency that the Committee in its sole discretion determines to be necessary or advisable.

                  1.6 RESERVATION OF SHARES OF COMMON STOCK. During the term of the Plan, the Company shall at all times reserve and keep available such number of shares of Common Stock as may be necessary to satisfy the requirements of the Plan. In addition, the Company shall from time to time, as is necessary to accomplish the purposes of the Plan, use its best efforts to obtain from any regulatory agency having jurisdiction any requisite authority necessary to issue Plan Shares hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary for the lawful issuance of any Plan Shares shall relieve the Company of any liability in respect of the nonissuance of Plan Shares as to which the requisite authority has not been obtained.

                  1.7 TAX WITHHOLDING.

                         (a) Condition Precedent. The Company shall be entitled to require a Participant to remit, through payroll withholding or otherwise, any tax that the Company determines it is so obligated to collect with respect to the issuance of Plan Shares, and the Company shall institute such mechanisms as shall insure the collection of such taxes.

                         (b) Notice of Disposition of Certain Stock. The Company may require as a condition to the issuance of Plan Shares that the party receiving such shares give a written representation to the Company, which is satisfactory in form and substance to its counsel and upon which the Company may reasonably rely, that he shall report to the Company any disposition of such shares before the expiration of the holding period specified by Section 423(a)(1) of the Code. If and to the extent that the realization of income in such a disposition imposes upon the Company federal, state or local withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, the Company shall have the right to require that the recipient remit to the Company an amount sufficient to satisfy those requirements; and the Company may require as a condition to the issuance of Plan Shares that the party receiving such shares give a satisfactory written representation promising to make such a remittance.

                  1.8 ACCELERATION IN CERTAIN EVENTS. The Committee may accelerate the vesting of any Plan Shares in whole or in part at any time. Notwithstanding the foregoing, the following provisions shall apply:

                         (a) Mergers and Reorganizations. If the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets of the Company by means of a sale, merger or other reorganization, liquidation or otherwise in a transaction in which the Company is not the surviving corporation, all outstanding Offering Periods shall terminate as of the day before the consummation of the agreement and such date shall be the final Purchase Date for such Offering Periods, and all Plan Shares shall immediately vest commencing as of the day before the consummation of the agreement to dispose of all or substantially all of the assets of the Company; provided that outstanding Offering Periods will not terminate (and there will be no alteration in the Purchase Dates), and no Plan Shares will vest on account of this subsection 1.9(a) when the shareholders of the Company immediately before the consummation of the transaction will own at least fifty percent of the total combined voting power of all classes of stock entitled to vote of the surviving entity immediately after the consummation of the transaction or if the transaction contemplated in the agreement is a merger or reorganization in which the Company will survive.

                         (b) Change in Control. In the event of a change in control or threatened change in control of the Company, all Plan Shares shall become immediately vested. The term "change in control" for purposes of this Section refers to the acquisition of 15% or more of the voting securities of the Company by any person or by persons acting as a group within the meaning of Section 13(d)(3) of the Exchange Act (other than an acquisition by (i) a person or group meeting the requirements of clauses (i) and (ii) of Rule 13d-l(b)(1) promulgated under the Exchange Act, (ii) or any employee pension benefit plan (within the meaning of Section 3(2) of ERISA) of the Company or of its Subsidiaries, including a trust established pursuant to such plan); provided that no change in control or threatened change in control shall be deemed to have occurred (i) if before the acquisition of, or offer to acquire, 15% or more of the voting securities of the Company, the full Board has adopted by not less than two-thirds vote a resolution specifically approving such acquisition or offer or (ii) from (A) a transfer of the Company's voting securities by Richard E. Rainwater ("Rainwater") to (i) a member of Rainwater's immediate family (within the meaning of Rule 16a-1(e) of the Exchange Act) either during Rainwater's lifetime or by will or the laws of descent and distribution; (ii) any trust as to which Rainwater or a member (or members) of his immediate family (within the meaning of Rule 16a-1(e) of the Exchange Act) is the beneficiary;

         (iii) any trust as to which Rainwater is the settlor with sole power to revoke; (iv) any entity over which Rainwater has the power, directly or indirectly, to direct or cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise; or (v) any charitable trust, foundation or corporation under Section 501(c)(3) of the Code that is funded by Rainwater; or (B) the acquisition of voting securities of the Corporation by either (i) Rainwater or (ii) a person, trust or other entity described in the foregoing clauses
         (A)(i)-(v) of this subsection. The term "person" for purposes of this Section refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. Whether a change in control is threatened shall be determined solely by the Committee.

                  1.9 COMPLIANCE WITH SECURITIES LAWS. Plan Shares shall not be issued unless the issuance and delivery of the Plan Shares complies with all relevant provisions of federal and state law, including without limitation the Securities Act, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Plan Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Committee may also require a Participant to finish evidence satisfactory to the Company, including, without limitation, a written and signed representation letter and consent to be bound by any transfer restrictions imposed by law, legend, condition or otherwise, and a representation that the Plan Shares are being acquired only for investment and without any present intention to sell or distribute the shares in violation of any federal or state law, rule or regulation. Further, each Participant shall consent to the imposition of a legend on the certificate representing the Plan Shares that describes the restrictions on their transferability as required by law or by this Section.

                  1.10 EMPLOYMENT OF PARTICIPANT. Nothing in the Plan or in the receipt of any Plan Shares issued hereunder will confer upon any Participant any right to continued employment by the Company or any of its Subsidiaries or limit in any way the right of the Company or any Subsidiary at any time to terminate or alter the terms of that employment.

                  1.11 INFORMATION TO PARTICIPANTS. The Company shall furnish to each Participant copies of annual reports, proxy statements and all other reports sent to the Company's shareholders. Upon written request, the Company shall furnish to each Participant a copy of its most recent Annual Report on Form 10-K and each quarterly report to shareholders issued since the end of the Company's most recent fiscal year.

                                   ARTICLE II
                                 ADMINISTRATION

                  2.1 COMMITTEE. The Plan shall be administered by the Board or by a Committee of not fewer than two directors appointed by the Board. As used herein, "Committee" shall mean a committee consisting of two or more Directors, each of whom shall be a "non-employee director" as defined in Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Code. Subject to the provisions of the Plan, the Committee shall have the sole discretion and authority to interpret the Plan, to prescribe, amend and rescind any rules and regulations necessary or appropriate for the administration of the Plan, to adopt and prescribe the contents of all forms required in connection with the administration of the Plan, including, but not limited to, the enrollment agreements, payroll withholding authorizations and withdrawal documents, and to make all other determinations that are necessary or advisable for the administration of the Plan. Without shareholder consent and without regard to whether any Participant rights may be considered to have been adversely affected, the Committee shall be entitled to change the Offering Periods and Purchase Dates, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by the Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan.

                  2.2 MAJORITY RULE; UNANIMOUS WRITTEN CONSENT. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority present at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all members of the Committee shall constitute the action of the Committee. Meetings of the Committee may take place by telephone conference call.

                  2.3 COMPANY ASSISTANCE. The Company shall supply full and timely information to the Committee on all matters relating to Employees, their employment, death, Retirement, Disability or other termination of employment, and such other pertinent facts as the Committee may require. The Company shall furnish the Company with such clerical and other assistance as is necessary to the performance of its duties.

                                   ARTICLE III
                  OFFERING PERIODS, PURCHASE DATES AND VESTING

                  3.1 OFFERING PERIODS. The Plan shall be implemented by a series of Offering Periods, with each Offering Period commencing on or about January 1, April 1, July 1 and October 1 of each year (or as such other time or times as may be determined by the Committee). The Committee shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings if such change is announced at least fifteen (15) days before the scheduled beginning of the first Offering Period to be affected.

                  3.2 ENROLLMENT. Any individual who is an Employee as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period. An Employee may become a Participant by completing an enrollment agreement in the form provided by the Committee and filing it with the Company at the prescribed location not later than the time set by the Committee for all Employees with respect to a given Offering Period.

                  3.3 DURATION OF PARTICIPATION. Once enrolled, a Participant shall continue to participate in all future Offering Periods, until the Participant ceases to be an Employee, withdraws as provided under Section 3.5(a) or reaches the end of an Offering Period in which the Participant's contributions were changed under Section 3.4(c). A Participant who changed his or her contributions under Section 3.4(c) or withdrew under Section 3.5(a) may again become a Participant, if then an Employee, by filing a new enrollment agreement in accordance with Section 3.2 above. A Participant whose contributions were discontinued automatically under Section 3.6(d) shall automatically resume participation as of the first Offering Period ending in the next calendar year, if he or she is then an Employee.

                  3.4 EMPLOYEE CONTRIBUTIONS.

                           (a) Amount of Payroll Deductions. Participants shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than 1% and not more than 10% (in whole number increments) of such Participant's Compensation on each such payday. All payroll deductions made by a Participant shall be credited to his or her Stock Purchase Account. A Participant may not make any additional payments into such account.

                           (b) Application of Payroll Deductions. Payroll deductions shall commence on the first payroll following the Offering Date or such later date established by the Committee and shall end on the last payroll paid before the Purchase Date of the Offering Period to which the enrollment agreement is applicable unless earlier terminated by the Participant as provided in Section 3.5(a) or in the event of a withdrawal pursuant to Section 3.6(d).

                           (c) Changing Contribution Rate. A Participant, on one occasion only during the Offering Period, may change the rate of his or her Contributions (including ceasing to make additional Contributions) during the Offering Period by completing and filing with the Company a new enrollment form. The change in rate shall be effective as soon as reasonably practicable after the new enrollment form is received by the Company at the prescribed location.

                  3.5 VOLUNTARY WITHDRAWAL; CHANGE IN EMPLOYMENT STATUS.

                           (a) Voluntary Withdrawal. A Participant may withdraw all but not less than all the Contributions credited to his or her Stock Purchase Account under the Plan at any time before two (2) business days before a Purchase Date within an Offering Period by completing a Company approved notification. All of the Participant's Contributions credited to his or her Stock Purchase Account shall be paid to him or her as soon as practicable after receipt of his or her notice of withdrawal and his or her participation for such Offering Period shall be automatically terminated, and no further Contributions for the purchase of shares shall be made during the Offering Period. A Participant's withdrawal from an offering shall not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

                           (b) Termination of Continuous Status as an Employee. Upon termination of the Participant's Continuous Status as an Employee before the Purchase Date for an Offering Period for any reason, including retirement or death, the Contributions credited to his or her Stock Purchase Account shall be refunded, and his or her participation shall be automatically terminated. In the event an Employee fails to remain in Continuous Status as an Employee during the Offering Period in which the Employee is an Participant, he or she shall be deemed to have elected to withdraw and the Contributions credited to his or her Stock Purchase Account shall be returned to him or her and his or her participation will be terminated.

                  3.6 PURCHASE OF SHARES.

                           (a) Purchase of Shares. Unless a Participant withdraws or is terminated from participation, the balance of his or her Stock Purchase Account shall automatically be applied to the purchase of shares of Common Stock on the Purchase Dates of the Offering Period, and the maximum number of whole shares shall be purchased at the applicable purchase price with the accumulated Contributions in his or her Stock Purchase Account provided however, that the maximum number of shares an Employee may purchase during each Offering Period shall be such number of shares equal to (i) 10% of the Participant's Compensation as of the beginning of the Offering Period, divided by (ii) 50% of the Fair Market Value of a share of Common Stock as of the beginning of the Offering Period, rounded down (iii) to the nearest whole share, and provided further that such purchase shall be subject to the limitations set forth in Sections 3.6(c) and 3.6(d).

                           (b) Purchase Price. The purchase price for each share of Common Stock purchased on a Purchase Date during an Offering Period shall be the lower of:

                                    (i)  ninety percent (90%) of the Fair Market
                  Value of a share of Common Stock on the Purchase Date, or

                                    (ii) ninety percent (90%) of the Fair Market
                  Value of a share of Common Stock on the last trading day before the Offering Date.

                           (c) Insufficient Available Shares. If, on any Purchase Date, the aggregate balance of the Stock Purchase Accounts that are available to purchase Common Stock would purchase a number of shares of Common Stock in excess of the number of shares then authorized for purchase under the Plan, the following events shall occur:

                                    (i)  The Committee shall make a pro rata
                  allocation of the shares available in as uniform a manner as shall be practicable and as it shall determine to be equitable;

                                    (ii) The Plan shall automatically terminate
                  immediately after the Purchase Date as of which the supply of available shares of Common Stock for issuance under the Plan is exhausted; and

                                    (iii) Any amount then standing to the credit
                  of the Stock Purchase Account of each of the Participants shall be repaid to such Participants.

                           (d) Maximum Purchase Amount. Notwithstanding anything in this Plan to the contrary, a Participant may not during a calendar year purchase Common Stock with a Fair Market Value, determined as of the Offering Date for such Common Stock during such calendar year, of more than $25,000 under this Plan and all other stock purchase plans (within the meaning of Section 423 of the Code) of the Company or a Subsidiary. If a Participant is precluded by this subsection (d) from purchasing additional Common Stock under the Plan, the Participant's contributions shall be automatically discontinued and shall resume as of the beginning of the earliest Offering Period ending in the next calendar year (if then an Employee).

                           (e) Unused Stock Purchase Account Balances. Any cash remaining to the credit of a Participant's Stock Purchase Account under the Plan after a purchase by him or her of shares of Common Stock on the last Purchase Date in an Offering Period, other than amounts representing fractional shares, shall be returned to him or her as soon as practicable. Amounts representing fractional shares shall be carried forward for use in subsequent Offering Periods.

                           (f) Share Ownership; Issuance of Stock. The shares of Common Stock purchased by a Participant on a Purchase Date shall, for all purposes, be deemed to have been issued and/or sold at the close of business on the Purchase Date. Before that time, none of the rights or privileges of a shareholder of the Company shall inure to the Participant with respect to such shares. All Plan Shares shall be delivered by the Company in a manner as determined by the Committee. As promptly as practicable after the Purchase Dates of each Offering Period, the Company shall arrange the delivery to each Participant, as appropriate, including, but not limited to, direct deposits into a book entry account or brokerage account, the shares purchased. Shares to be delivered to a Participant may, if so directed by the Committee, be registered in the name of the Participant or in the "Street Name" of a Company approved broker, and shall contain such legends that the Company in its discretion determines to be appropriate, including but not limited to the following legend:

                      "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO REPURCHASE, RESTRICTIONS ON TRANSFER AND CERTAIN OTHER TERMS AND CONDITIONS SET FORTH IN THE CRESCENT REAL ESTATE EQUITIES EMPLOYEE STOCK PURCHASE PLAN."

                  3.7 VESTING. Plan Shares may not be assigned, transferred, pledged, or otherwise disposed of in any manner by the Participant during the Vesting Period. In the event that a Participant terminates employment during the Vesting Period (other than on account of death, Retirement or Disability), the Company shall have the right (but not the obligation) to repurchase any or all of the Participant's Unvested Plan Shares for an amount equal to the purchase price of such stock minus all dividends accruing to such stock beginning with the Purchase Date and ending with the termination of employment. The Company shall notify the Participant of its intention to exercise its repurchase right, the number of shares that are to be repurchased and shall pay the Participant for the shares that are repurchased within ninety (90) days of the Participant's termination of employment. As a condition of participation, the Participant agrees to execute any forms necessary to complete the repurchase, including but not limited to the execution of a blank stock power.

                  3.8 RIGHTS NOT TRANSFERABLE. Neither Contributions credited to a Participant's Stock Purchase Account nor any rights with regard to the exercise of an option or right to receive shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way (other than by will and the laws of descent and distribution) by the Participant, and an option or right to receive shares under the Plan shall be exercisable only by the Participant during the Participant's lifetime. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from participation in accordance with Section 3.5(a).

                  3.9 USE OF FUNDS. All Contributions credited to a Participants Stock Purchase Account received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

                                   ARTICLE IV
                      TERMINATION, AMENDMENT AND ADJUSTMENT

                  4.1 TERMINATION AND AMENDMENT. The Plan will terminate on the tenth anniversary of the earlier of its adoption by the Board or its approval by the shareholders of the Company, unless sooner terminated under Section 3.6(c)(ii). No Offering Periods will commence after that date of termination, although Offering Periods outstanding and Plan Shares granted before such date shall remain outstanding in accordance with their terms. Subject to the limitations contained in this Section 4.1, the Committee may at any time amend or revise the terms of the Plan, provided that, without shareholder approval, no amendment or revision may (i) increase the maximum aggregate number of Plan Shares issuable under the Plan under Section 1.5, except as permitted under
Section 4.2, or (ii) permit the participation of anyone other than as provided in the Plan. In addition, if and to the extent required by Rule 16b-3 of the Exchange Act, the provisions of the Plan may not be amended more frequently than once every six months unless otherwise required by law and permitted by Rule 16b-3 of the Exchange Act. No amendment, suspension or termination of the Plan may, without the consent of a Participant, alter or impair any of that Participant's rights or obligations under any outstanding Offering Period or with respect to any Plan Shares held by the Participant before that amendment, suspension or termination, unless such amendment, suspension or termination is required under applicable law, including without limitation Section 423 of the Code.

                  4.2 ADJUSTMENT. If the outstanding Common Stock is increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the maximum number and kind of Plan Shares that may be issued under the Plan. A corresponding adjustment shall be made to the maximum number of shares that a Participant may purchase, and any Plan Shares with respect to which the Vesting Period has not yet lapsed before any such change. Any such adjustment in shares that a Participant may purchase shall be made without change in the aggregate purchase price applicable to the Offering Period, but with a corresponding adjustment in the price for each share purchasable during the Offering Period. Any new or additional or different class of securities that are distributed to a Participant in his capacity as the owner of Unvested Plan Shares as issued hereunder shall be considered to be Unvested Plan Shares and shall be subject to all of the conditions and restrictions provided herein applicable to Unvested Plan Shares. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined solely by the Committee, and any such adjustment may provide for the elimination of fractional share interests.

                                    ARTICLE V
                                  MISCELLANEOUS

                  5.1 OTHER COMPENSATION PLANS. The adoption of the Plan will not affect any other stock option or incentive or other compensation plans in effect for the Company or any of its Subsidiaries, nor will the Plan preclude the Company or any of its Subsidiaries from establishing any other forms of incentive or other compensation for Employees.

                  5.2 PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the successors and assigns of the Company and any of its Subsidiaries that adopt the Plan.

                  5.3 NUMBER AND GENDER. Whenever used herein, nouns in the singular shall include the plural where appropriate, and the masculine pronoun shall include the feminine gender.

                  5.4 HEADINGS. Headings of articles and sections hereof are inserted for convenience of reference and constitute no part of the Plan.

                                   ARTICLE VI
                                   DEFINITIONS

         As used herein with initial capital letters, the following terms have the meanings set forth unless the context clearly indicates to the contrary:

                  6.1 "BOARD" means the Board of Trust Managers of the Company.

                  6.2 "CODE" means the Internal Revenue Code of 1986, as amended.

                  6.3 "COMMITTEE" shall have the meaning set forth in Section
2.1.

                  6.4 "COMMON STOCK" means the common shares of beneficial interest, par value $.01 per share, of the Company or, in the event that the outstanding shares of such Common Stock are hereafter changed into or exchanged for shares of a different stock or security of the Company or some other corporation, such other stock or security.

                  6.5 "COMPANY" means Crescent Real Estate Equities Company, a Texas trust organized under the Texas Real Estate Investment Trust Act, as amended, or any successor thereto.

                  6.6 "COMPENSATION" means during the period of reference the regular salary or wages paid to a Participant by the Company or a Subsidiary, excluding overtime payments, bonuses, commissions, but including any vacation pay, pre-tax contributions by the Participant to a plan meeting the requirements of Section 401(k) or 125 of the Code. There shall be excluded from "Compensation" for the purposes of the Plan, whether or not reportable as income by the Participant, expense reimbursements of all types, payments in lieu of expenses, Company contributions to any qualified retirement plan or other program of deferred compensation (except as provided above), Company contributions to Social Security or worker's compensation, the costs paid by the Company in connection with fringe benefits and relocation, including gross-ups, any amounts accrued for the benefit of the Participant, but not paid, during the period of reference, and any gains (realized or unrealized) that may result from participation in any of the Company's stock option programs.

                  6.7 "CONTINUOUS STATUS AS AN EMPLOYEE" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a bona fide leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than ninety (90) days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

                  6.8 "CONTRIBUTIONS" means all amounts credited to the Stock Purchase Account of a Participant.

                  6.9 "DESIGNATED SUBSIDIARIES" means the Subsidiaries which have been designated by the Committee or the Board from time to time in its sole discretion as employers whose employees are covered under the Plan.

                  6.10 "DIRECTOR" means a member of the Board of Trust Managers of the Company.

                  6.11 "DISABILITY" of a Participant shall be deemed to occur whenever a Participant is rendered unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuing period of not less than 12 months.

                  6.12 "EFFECTIVE DATE" means July 1, 2001.

                  6.13 "EMPLOYEE" means an employee, as defined under Section 423 of the Code and the regulations promulgated thereunder, of the Company or of any Designated Subsidiaries, provided that, an individual shall not be considered an Employee unless (i) the individual's customary employment is for more than twenty (20) hours per week and more than five (5) months in a calendar year; (ii) the individual has been employed for a period of two (2) years beginning with his or her date of hire; and (iii) considering any Plan Shares that the individual would be entitled to receive if he or she was a Participant, the individual (or any other person whose stock would be attributed to such an Employee pursuant to Section 424(d) of the Code) does not own stock and/or hold outstanding options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any parent or Subsidiary of the Company.

                  6.14 "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  6.15 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  6.16 "FAIR MARKET VALUE" means such value as will be determined by the Committee on the basis of such factors as it deems appropriate; provided that if the Common Stock is traded on a national securities exchange, such value shall be determined by the Committee on the basis of the last sale price for the Common Stock on the date for which such determination is relevant, as reported on the New York Stock Exchange. If the Common Stock is traded on more than one exchange, such value shall be determined on the basis of the exchange trading the greatest volume of shares on such date. In no event shall "Fair Market Value" be less than the par value of the Common Stock.

                  6.17 "OFFERING DATE" means the first business day of each Offering Period of the Plan.

                  6.18 "OFFERING PERIOD" means a period of three (3) months commencing on or about January 1, April 1, July 1, and October 1 and of each year, except as otherwise determined by the Committee.

                  6.19 "PARTICIPANT" means an Employee who elects to participate in the Plan.

                  6.20 "PLAN" means the Crescent Real Estate Equities Company Employee Stock Purchase Plan, as amended from time to time.

                  6.21 "PLAN SHARES" means shares of Common Stock issuable pursuant to the Plan.

                  6.22 "PURCHASE DATE" means, with respect to any Offering Period, (i) the last day of the second payroll period following the first payroll period that began in the Offering Period (the "First Purchase Date"),
(ii) the last day of the second payroll period following the First Purchase Date (the "Second Purchase Date"), (iii) the last day of the second payroll period following the Second Purchase Date (the "Third Purchase Date"), and (iv) the last day of the second payroll period following the Third Purchase Date provided that such second payroll period began in the Offering Period.

                  6.23 "REPORTING PARTICIPANT" means a Participant who is subject to the reporting requirements of Section 16 of the Exchange Act.

                  6.24 "RETIREMENT" means termination of employment on or after the date on which a Participant attains age 70.

                  6.25 "SECURITIES ACT" means the Securities Act of 1933, as amended.

                  6.26 "STOCK PURCHASE ACCOUNT" means a noninterest bearing bookkeeping entry which shall record all amounts withheld from a Participant's compensation for the purpose of purchasing shares of Common Stock for such Participant, reduced by all amounts applied to the purchase of Common Stock for such Participant under the Plan. The Company shall not be required to segregate or set aside any amounts so withheld, and such bookkeeping entry shall not represent an interest in any assets of the Company.

                  6.27 "SUBSIDIARY" means a subsidiary corporation of the Company, as defined in Section 424(f) of the Code.

                  6.28 "UNVESTED PLAN SHARES" means Plan Shares held by a Participant before the expiration of the Vesting Period for such shares.

                  6.29 "VESTING PERIOD" means the one (1) year period beginning with the Purchase Date on which Plan Shares are acquired, provided that the Vesting Period shall terminate immediately upon a Participant's termination of employment on account of death, Retirement or Disability.

                                    EXHIBIT D

                      CRESCENT REAL ESTATE EQUITIES COMPANY

                            AMENDMENTS TO ARTICLE VI

                                       OF

                    RESTATED DECLARATION OF TRUST, AS AMENDED


     The text of each of the proposed amendments is set forth below.

     RESOLVED, that paragraph (A) of Section 6.4 of the Company's Restated Declaration of Trust, as amended, is hereby amended to read as follows:

         "Existing Holder Limit" shall mean initially 8.0 percent of the outstanding Common Shares of the Trust, or, from and after the date hereof, such other percentage of the outstanding Common Shares of the Trust as the Board of Trust Managers may establish from time to time pursuant to the authority expressly vested in the Board of Trust Managers in paragraph J or K of this Section 6.4, subject to the limitations contained in paragraph L of this Section 6.4. For purposes of the application of the Existing Holder Limit, the Existing Holder shall be deemed to own the sum of (a) the Common Shares Beneficially or Constructively Owned by the Existing Holder and (b) the Common Shares the Existing Holder would Beneficially or Constructively Own upon exercise of any conversion right, option or other right (without regard to any temporal restrictions on the exercise thereof) to directly or indirectly Acquire Beneficial or Constructive Ownership of Common Shares. For purposes of determining the Existing Holder Limit, the Common Shares outstanding shall be deemed to include the maximum number of shares that the Existing Holder may Beneficially and Constructively Own pursuant to any conversion right, option or other right (without regard to any temporal restrictions on the exercise thereof). From and after the date hereof and prior to the Restriction Termination Date, the Secretary of the Trust, or such other person as shall be designated by the Board of Trust Managers, shall maintain and, upon request, make available to the Existing Holder or the Board of Trust Managers, a schedule which sets forth the then-current Existing Holder Limit.



     RESOLVED, that paragraph (K) of Section 6.4 of the Company's Restated Declaration of Trust, as amended, is hereby amended to read as follows:


     (K) Increase in Common Shares Ownership Limit or Existing Holder Limit. Subject to the limitations contained in paragraph L of this Section 6.4, the Board of Trust Managers is hereby expressly vested with the full power and authority from time to time to increase the Common Shares Ownership Limit or the Existing Holder Limit, or both. No such increase shall constitute or be deemed to constitute an amendment of this Declaration of Trust, and shall take effect automatically without any action on the part of any shareholder as of the date specified by the Board of Trust Managers that is subsequent to the Board resolution approving and effecting such increase.


     FURTHER RESOLVED, that subparagraph (4) of paragraph (L) of Section 6.4 of the Company's Restated Declaration of Trust, as amended, is hereby amended to read as follows:

     (L) Limitations on Modifications.


         (4) The Existing Holder Limit may not be increased to a percentage that is greater than 9.5 percent. The Existing Holder Limit also may not be increased, and no additional ownership limitations may be created if, after giving effect to such increase or creation the Trust would be "closely held" within the meaning of Section 856(h) of the Code (assuming ownership of Equity Shares by all Persons (other than the Existing Holder) equal to the greatest of (i) the actual ownership, (ii) the Beneficial Ownership of Equity Shares by each Person, or (iii) the applicable Ownership Limit with respect to such Person, and assuming the ownership by the Existing Holder of Common Shares equal to the Existing Holder Limit and shares of any series of Preferred Shares equal to the Preferred Shares Ownership Limit).

                                     [FRONT]

                                      PROXY

                      CRESCENT REAL ESTATE EQUITIES COMPANY

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS


                                  JUNE 25, 2001


             THIS PROXY IS SOLICITED BY THE BOARD OF TRUST MANAGERS


THE UNDERSIGNED HEREBY APPOINTS JOHN C. GOFF AND DAVID M. DEAN, AND EACH OF THEM, AS PROXIES, WITH FULL POWER OF SUBSTITUTION IN EACH, TO VOTE ALL COMMON SHARES OF BENEFICIAL INTEREST OF CRESCENT REAL ESTATE EQUITIES COMPANY (THE "COMPANY") WHICH THE UNDERSIGNED IS ENTITLED TO VOTE, AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE COMPANY TO BE HELD ON JUNE 25, 2001, AT 10:00 A.M., CENTRAL DAYLIGHT SAVINGS TIME, AND ANY ADJOURNMENT THEREOF, ON ALL MATTERS SET FORTH ON THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, DATED MAY 1, 2001, A COPY OF WHICH HAS BEEN RECEIVED BY THE UNDERSIGNED, AS FOLLOWS ON THE REVERSE SIDE.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE
SEE REVERSE SIDE                                                SEE REVERSE SIDE
--------------------------------------------------------------------------------
                                     [BACK]

     Please mark
 [X] votes as in
     this example



THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" ITEMS 1 THROUGH 5, AND "AGAINST" ITEM 6.

1. To elect David M. Sherman as Trust Manager to serve a three-year term.

GRANT                    WITHHOLD
AUTHORITY      [ ]       AUTHORITY      [  ]
FOR                      FROM
NOMINEE                  NOMINEE

-------------------------------------------------------------
INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.

                                        FOR     AGAINST   ABSTAIN
                                        ---     -------   -------
2.   To approve the proposal            [ ]       [ ]        [ ]
     to adopt the Third Amended
     and Restated 1995 Stock
     Incentive Plan.

                                        FOR     AGAINST   ABSTAIN
                                        ---     -------   -------
3.   To approve the proposal            [ ]       [ ]        [ ]
     to adopt the Employee Stock
     Purchase Plan.


                                        FOR     AGAINST   ABSTAIN
                                        ---     -------   -------
4.   To approve the amendment of the    [ ]       [ ]        [ ]
     Restated Declaration of Trust of
     the Company to allow the Board of
     Trust Managers to increase the limit
     on the percentage of the issued
     and outstanding common shares that
     Richard E. Rainwater, Chairman
     of the Board of Trust Managers of
     the Company, and related persons
     may own or be deemed to own to 9.5%.

                                        FOR     AGAINST   ABSTAIN
                                        ---     -------   -------
5.   To approve the appointment of      [ ]       [ ]        [ ]
     Arthur Andersen LLP as the
     independent auditors of the
     Company for the fiscal year
     ending December 31, 2001.

                                        FOR     AGAINST   ABSTAIN
                                        ---     -------   -------
6.   To approve the shareholder         [ ]       [ ]        [ ]
     proposal to declassify the Board
     of Trust Managers for purposes
     of elections.


Other Matters:

     The proxies will have discretion to vote upon such other matters as may come before the Meeting in such manner as they determine to be in the best interest of the Company.

IMPORTANT: Please mark the Proxy, date it, sign it exactly as your name(s) appear(s) and return it in the enclosed postage paid envelope. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity:

Signature:                 Date:
          ----------------      --------


Signature:                 Date:
          ----------------      --------


MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW   [ ]